   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 11, 2000
                                                   REGISTRATION NO. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ---------------------

                                   FORM N-14

                            REGISTRATION STATEMENT
                                     UNDER
                         THE SECURITIES ACT OF 1933   [X]

                            ---------------------

                        PRE-EFFECTIVE AMENDMENT NO.   [ ]
                        POST-EFFECTIVE AMENDMENT NO.  [ ]

                             ---------------------

                           MORGAN STANLEY DEAN WITTER
                             MID-CAP EQUITY TRUST
               (Exact Name of Registrant as Specified in Charter)
                 (formerly named TCW/DW Mid-Cap Equity Trust)

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                   (Address of Principal Executive Offices)

                                 212-392-1600
                        (Registrant's Telephone Number)

                               BARRY FINK, ESQ.
                            Two World Trade Center
                           New York, New York 10048
                    (Name and Address of Agent for Service)

                             ---------------------

                                   COPY TO:
                            STUART M. STRAUSS, ESQ.
                             Mayer, Brown & Platt
                                 1675 Broadway
                           New York, New York 10019

                             ---------------------

     It is proposed that this filing will become effective on the thirtieth day after the date of the filing, pursuant to Rule 488.

                  The Exhibit Index is located on page [   ]

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS. 33-63685; 811-7377).
================================================================================

                                   FORM N-14

                MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

                             CROSS REFERENCE SHEET

           PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933





PART A OF FORM N-14 ITEM NO.              PROXY STATEMENT AND PROSPECTUS HEADING
------------------------------   -------------------------------------------------------
1 (a) ........................   Cross Reference Sheet
  (b) ........................   Front Cover Page
  (c) ........................                              *
2 (a) ........................                              *
  (b) ........................   Table of Contents
3 (a) ........................   Fee Table
  (b) ........................   Synopsis
  (c) ........................   Principal Risk Factors
4 (a) ........................   The Reorganization
  (b) ........................   The Reorganization -- Capitalization Table (Unaudited)
5 (a) ........................   Registrant's Prospectus
  (b) ........................                              *
  (c) ........................                              *
  (d) ........................                              *
  (e) ........................   Available Information
  (f) ........................   Available Information
6 (a) ........................   Prospectus of Morgan Stanley Dean Witter Mid-Cap
                                  Dividend Growth Securities
  (b) ........................   Available Information
  (c) ........................                              *
  (d) ........................                              *
7 (a) ........................   Introduction -- Proxies
  (b) ........................                              *
  (c) ........................   Introduction; The Reorganization -- Appraisal Rights
8 (a) ........................   The Reorganization
  (b) ........................                              *
9     ........................                              *

PART B OF FORM N-14 ITEM NO.            STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------   --------------------------------------------------------
10(a) ........................   Cover Page
  (b) ........................                              *
11    ........................   Table of Contents
12(a) ........................   Additional Information about Morgan Stanley Dean Witter
                                 Mid-Cap Equity Trust
  (b) ........................                              *
  (c) ........................
13(a) ........................   Additional Information about Morgan Stanley Dean Witter
                                 Mid-Cap Dividend Growth Securities
  (b) ........................                              *
  (c) ........................                              *
14    ........................   Registrant's Annual Report for the fiscal year ended
                                 November 30, 1999. Morgan Stanley Dean Witter Mid-Cap
                                 Dividend Growth Securities Annual Report for the fiscal
                                 year ended February 28, 1999 and Semi-Annual Report for
                                 the six month period ended August 31, 1999.

 PART C OF FORM N-14 ITEM NO.     OTHER INFORMATION HEADING
------------------------------   --------------------------
15    ........................   Indemnification
16    ........................   Exhibits
17  ..........................   Undertakings

----------
* Not Applicable or negative answer

                          MORGAN STANLEY DEAN WITTER
                      MID-CAP DIVIDEND GROWTH SECURITIES

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (800) 869-NEWS

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 22, 2000


TO THE SHAREHOLDERS OF MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH
SECURITIES:

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities ("Mid-Cap Dividend") to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, at 10:30 A.M., New York time, on June 22, 2000, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated January 26, 2000 (the "Reorganization Agreement"), between Mid-Cap Dividend and Morgan Stanley Dean Witter Mid-Cap Equity Trust ("Mid-Cap Equity"), pursuant to which substantially all of the assets of Mid-Cap Dividend would be combined with those of Mid-Cap Equity and shareholders of Mid-Cap Dividend would become shareholders of Mid-Cap Equity receiving shares of Mid-Cap Equity with a value equal to the value of their holdings in Mid-Cap Dividend (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on March 1, 2000 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF MID-CAP DIVIDEND RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

March   , 2000

--------------------------------------------------------------------------------
YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. AS DISCUSSED IN THE ENCLOSED PROXY STATEMENT, CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                          MORGAN STANLEY DEAN WITTER
                             MID-CAP EQUITY TRUST

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
         MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES

                       BY AND IN EXCHANGE FOR SHARES OF
                MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities ("Mid-Cap Dividend") in connection with an Agreement and Plan of Reorganization, dated January 26, 2000 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Mid-Cap Dividend will be combined with those of Morgan Stanley Dean Witter Mid-Cap Equity Trust ("Mid-Cap Equity") in exchange for shares of Mid-Cap Equity (the "Reorganization"). As a result of this transaction, shareholders of Mid-Cap Dividend will become shareholders of Mid-Cap Equity and will receive shares of Mid-Cap Equity with a value equal to the value of their holdings in Mid-Cap Dividend. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Mid-Cap Dividend and Mid-Cap Equity, attached hereto as Exhibit A. The address of Mid-Cap Dividend is that of Mid-Cap Equity set forth above. This Proxy Statement also
constitutes a Prospectus of Mid-Cap Equity, which is dated March   , 2000,
filed by Mid-Cap Equity with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Mid-Cap Equity is an open-end diversified management investment company whose investment objective is to seek long-term capital appreciation. The fund seeks to achieve its objective by investing at least 65% of its assets in common stocks and convertible securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index (approximately between $165 million and 37 billion as of December 31, 1999). The fund's "Sub-Advisor", TCW Investment Management Company ("TCW" or the "Sub-Advisor"), invests the fund's assets in companies it believes exhibit superior earnings growth prospects and attractive stock market valuations.

     This Proxy Statement and Prospectus sets forth concisely information about Mid-Cap Equity that shareholders of Mid-Cap Dividend should know before voting on the Reorganization Agreement. A copy of the Prospectus for Mid-Cap Equity dated January 28, 2000, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Mid-Cap Equity's Annual Report for the fiscal year ended November 30, 1999. A Statement of Additional Information relating to the Reorganization, described in this
Proxy Statement and Prospectus (the "Additional Statement"), dated March   ,
2000, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Mid-Cap Dividend's Prospectus, dated June 30, 1999, and Annual Report for its fiscal year ended February 28, 1999 and the succeeding unaudited Semi-Annual Report for the six months ended August 31, 1999. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED MARCH   , 2000.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS



                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      3
  Vote Required ..........................................................................      3
SYNOPSIS .................................................................................      3
  The Reorganization .....................................................................      4
  Fee Table ..............................................................................      4
  Tax Consequences of the Reorganization .................................................      8
  Comparison of Mid-Cap Dividend and Mid-Cap Equity ......................................      8
PRINCIPAL RISK FACTORS ...................................................................     11
THE REORGANIZATION .......................................................................     13
  The Proposal ...........................................................................     13
  The Board's Consideration ..............................................................     13
  The Reorganization Agreement ...........................................................     14
  Tax Aspects of the Reorganization ......................................................     16
  Description of Shares ..................................................................     17
  Capitalization Table (unaudited) .......................................................     18
  Appraisal Rights .......................................................................     18
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     18
  Investment Objectives and Policies .....................................................     18
  Investment Restrictions ................................................................     20
ADDITIONAL INFORMATION ABOUT MID-CAP DIVIDEND AND MID-CAP
 EQUITY ..................................................................................     21
  General ................................................................................     21
  Financial Information ..................................................................     21
  Management .............................................................................     21
  Description of Securities and Shareholder Inquiries ....................................     21
  Dividends, Distributions and Taxes .....................................................     21
  Purchases, Repurchases and Redemptions .................................................     21
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     21
FINANCIAL STATEMENTS AND EXPERTS .........................................................     22
LEGAL MATTERS ............................................................................     22
AVAILABLE INFORMATION ....................................................................     22
OTHER BUSINESS ...........................................................................     22
Exhibit A - Agreement and Plan of Reorganization, dated January 26, 2000, by and between
 Mid-Cap Dividend and Mid-Cap Equity .....................................................    A-1
Exhibit B - Prospectus of Mid-Cap Equity dated January 28, 2000 ..........................    B-1

                          MORGAN STANLEY DEAN WITTER
                      MID-CAP DIVIDEND GROWTH SECURITIES
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                             --------------------

                        PROXY STATEMENT AND PROSPECTUS

                             --------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 22, 2000

                                 INTRODUCTION

GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities ("Mid-Cap Dividend"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Mid-Cap Dividend (the "Board") of proxies to be used at the Special Meeting of Shareholders of Mid-Cap Dividend to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048 at 10:30 A.M., New York time, on June 22, 2000, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about March
  , 2000.

     At the Meeting, Mid-Cap Dividend shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated January 26, 2000 (the "Reorganization Agreement"), between Mid-Cap Dividend and Morgan Stanley Dean Witter Mid-Cap Equity Trust ("Mid-Cap Equity") pursuant to which substantially all of the assets of Mid-Cap Dividend will be combined with those of Mid-Cap Equity in exchange for shares of Mid-Cap Equity. As a result of this transaction, Shareholders will become shareholders of Mid-Cap Equity and will receive shares of Mid-Cap Equity equal to the value of their holdings in Mid-Cap Dividend on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Mid-Cap Equity that corresponds to the class of shares of Mid-Cap Dividend currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Mid-Cap Dividend will receive Class A, Class B, Class C and Class D shares of Mid-Cap Equity, respectively. The shares to be issued by Mid-Cap Equity pursuant to the Reorganization (the "Mid-Cap Equity Shares") will be issued at net asset value without an initial sales charge. Further information relating to Mid-Cap Equity is set forth herein and in Mid-Cap Equity's current Prospectus, dated January 28, 2000 ("Mid-Cap Equity's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Mid-Cap Dividend contained herein has been supplied by Mid-Cap Dividend and the information concerning Mid-Cap Equity contained herein has been supplied by Mid-Cap Equity.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on March 1, 2000 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date,
there were [             ] shares of Mid-Cap Dividend issued and outstanding.
Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Mid-Cap Dividend as of the Record
Date: Class A --      . Class B --      . Class C --      . Class D --      .
As of the Record Date, the trustees and officers of Mid-Cap Dividend, as a
group, owned less than   % of the outstanding shares of Mid-Cap Dividend.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Mid-Cap Equity as of the Record
Date: Class A --      . Class B --       . Class C --       . Class D --      .
As of the Record Date, the trustees and officers of Mid-Cap Equity, as a group,
owned less than   % of the outstanding shares of Mid-Cap Equity.

PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Mid-Cap Dividend at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Mid-Cap Dividend present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Mid-Cap Dividend which expenses are expected to approximate $157,000. Mid-Cap Dividend and Mid-Cap Equity will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Mid-Cap Dividend, and officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW Advisors, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Mid-Cap Dividend has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder.

VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Mid-Cap Dividend represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Mid-Cap Dividend will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Mid-Cap Equity's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Mid-Cap Dividend, subject to stated liabilities, to Mid-Cap Equity in exchange for the Mid-Cap Equity Shares. The aggregate net asset value of the Mid-Cap Equity Shares issued in the exchange will equal the aggregate value of the net assets of Mid-Cap Dividend received by Mid-Cap Equity. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Mid-Cap Dividend will distribute the Mid-Cap Equity Shares received by Mid-Cap Dividend to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Mid-Cap Dividend and Mid-Cap Dividend will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Mid-Cap Equity Shares equal in value to such Shareholder's pro rata interest in the net assets of Mid-Cap Dividend transferred to Mid-Cap Equity. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Mid-Cap Equity that corresponds to the class of shares of Mid-Cap Dividend currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Mid-Cap Dividend will become a holder of Class A, Class B, Class C and Class D shares of Mid-Cap Equity, respectively. Shareholders holding their shares of Mid-Cap Dividend in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Mid-Cap Equity; however, such Shareholders will not be able to redeem, transfer or exchange the Mid-Cap Equity Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF MID-CAP DIVIDEND ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF MID-CAP DIVIDEND AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     Mid-Cap Dividend and Mid-Cap Equity each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The following table briefly describes the fees and expenses that a shareholder of Mid-Cap Dividend and Mid-Cap Equity may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by Mid-Cap Dividend for its fiscal year ended February 28, 1999, and by Mid-Cap Equity for its fiscal year ended November 30, 1999. The table also sets forth pro forma fees for the surviving combined fund (Mid-Cap Equity) reflecting what the fee schedule would have been on November 30, 1999, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees


                                                                                                  PRO FORMA
                                                              MID-CAP           MID-CAP            COMBINED
                                                              DIVIDEND           EQUITY        (MID-CAP EQUITY)
                                                          ---------------   ---------------   -----------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................      5.25%(1)          5.25%(1)          5.25%(1)
Class B ...............................................       none              none               none
Class C ...............................................       none              none               none
Class D ...............................................       none              none               none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................       none              none               none
Class B ...............................................       none              none               none
Class C ...............................................       none              none               none
Class D ...............................................       none              none               none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)
Class A ...............................................       none(2)           none(2)           none(2)
Class B ...............................................      5.00%(3)          5.00%(3)          5.00%(3)
Class C ...............................................      1.00%(4)          1.00%(4)          1.00%(4)
Class D ...............................................       none              none               none
REDEMPTION FEES
Class A ...............................................       none              none               none
Class B ...............................................       none              none               none
Class C ...............................................       none              none               none
Class D ...............................................       none              none               none
EXCHANGE FEE
Class A ...............................................       none              none               none
Class B ...............................................       none              none               none
Class C ...............................................       none              none               none
Class D ...............................................       none              none               none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)




                                                                                                  PRO FORMA
                                                              MID-CAP           MID-CAP            COMBINED
                                                              DIVIDEND           EQUITY        (MID-CAP EQUITY)
                                                          ---------------   ---------------   -----------------
MANAGEMENT FEES(5)
Class A ...............................................      0.75%             0.75%             0.74%
Class B ...............................................      0.75%             0.75%             0.74%
Class C ...............................................      0.75%             0.75%             0.74%
Class D ...............................................      0.75%             0.75%             0.74%
DISTRIBUTION AND SERVICE (12B-1) FEES(6)(7)(8)
Class A ...............................................      0.25%             0.24%             0.24%
Class B ...............................................      1.00%             0.75%             0.82%(9)
Class C ...............................................      1.00%             1.00%             1.00%
Class D ...............................................      none              none              none

                                                                              PRO FORMA
                                                   MID-CAP     MID-CAP         COMBINED
                                                  DIVIDEND      EQUITY     (MID-CAP EQUITY)
                                                 ----------   ---------   -----------------
OTHER EXPENSES
Class A .....................................    0.30%        0.18%            0.19%
Class B .....................................    0.30%        0.18%            0.19%
Class C .....................................    0.30%        0.18%            0.19%
Class D .....................................    0.30%        0.18%            0.19%
TOTAL ANNUAL FUND OPERATING EXPENSES
Class A .....................................    1.30%        1.17%            1.17%
Class B .....................................    2.05%        1.68%            1.75%
Class C .....................................    2.05%        1.93%            1.93%
Class D .....................................    1.05%        0.93%            0.93%

----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).

(5) The combined pro forma rate reflects the current aggregate fee payable by Mid-Cap Equity for management and advisory services, effective as of June 28, 1999.

(6) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the class are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/ or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Share Class Arrangements" in each fund's Prospectus).

(7) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% 12b-1 fee (see "Description of Shares" below and "Share Class Arrangements" in each fund's Prospectus).

(8) Although the 12b-1 fee for the Class B shares is similar for both funds, the formula for calculating the 12b-1 fees for the Class B shares of Mid-Cap Equity (1.0% of the lesser of average daily net sales or average daily net assets) results in lower annual 12b-1 fees on the existing assets of the Class B shares of Mid-Cap Equity. Upon the consummation of the reorganization, the assets of Mid-Cap Dividend are treated under the formula as new sales and a 1.0% rate is applied thereto.

(9) The combined fund's Class B 12b-1 fee of 0.82% is based on the combined fund's average net assets during the fiscal year ended November 30, 1999. Mid-Cap Equity's assets have grown significantly during the fiscal year. Thus, if Mid-Cap Equity's much higher asset level at November 30, 1999 (the end of the fiscal year) combined with Mid-Cap Dividend's lower net assets at November 30, 1999 is assumed for purposes of calculating the combined fund's pro forma Class B 12b-1 fee, such fee rate, on an annualized basis, would be 0.73% of the combined fund's net assets.

EXAMPLE


     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either Mid-Cap Dividend or Mid-Cap Equity or the new combined fund (Mid-Cap Equity), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.


     If a Shareholder SOLD His Shares:




                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Mid-Cap Dividend
 Class A .........     $651        $917      $1,203      $2,015
 Class B .........     $708        $944      $1,306      $2,384
 Class C .........     $308        $644      $1,106      $2,384
 Class D .........     $108        $335      $  582      $1,288
Mid-Cap Equity
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $671        $830      $1,113      $1,987
 Class C .........     $296        $606      $1,042      $2,254
 Class D .........     $ 95        $296      $  515      $1,143
Pro Forma Combined
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $678        $851      $1,149      $2,062
 Class C .........     $296        $606      $1,042      $2,254
 Class D .........     $ 95        $296      $  515      $1,143

     A Shareholder HELD His Shares:



                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Mid-Cap Dividend
 Class A .........     $651        $917      $1,203      $2,015
 Class B .........     $208        $644      $1,106      $2,384
 Class C .........     $208        $644      $1,106      $2,384
 Class D .........     $108        $335      $  582      $1,288
Mid-Cap Equity
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $171        $530      $  913      $1,987
 Class C .........     $196        $606      $1,042      $2,254
 Class D .........     $ 95        $296      $  515      $1,143
Pro Forma Combined
 Class A .........     $638        $877      $1,135      $1,871
 Class B .........     $178        $551      $  949      $2,062
 Class C .........     $196        $606      $1,042      $2,254
 Class D .........     $ 95        $296      $  515      $1,143

     LONG-TERM SHAREHOLDERS OF CLASS B AND CLASS C SHARES OF MID-CAP DIVIDEND AND MID-CAP EQUITY MAY PAY MORE IN SALES CHARGES INCLUDING DISTRIBUTION FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Mid-Cap Dividend and Mid-Cap Equity -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.


TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Mid-Cap Dividend will receive an opinion of Mayer, Brown & Platt to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Mid-Cap Dividend or the shareholders of Mid-Cap Dividend for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF MID-CAP DIVIDEND AND MID-CAP EQUITY

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Mid-Cap Dividend is total return. The investment objective of Mid-Cap Equity is long-term capital appreciation. Both funds seek to achieve their objectives by investing principally in a diversified portfolio of equity securities of medium-sized companies in accordance with their respective investment strategies set forth below.

      Mid-Cap Dividend seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of medium sized companies whose capitalization falls within the range of companies comprising the Standard & Poor's Mid-Cap 400 Index (approximately between $165 million and $37 billion as of December 31, 1999) (the "S&P 400 Index"), that currently pay dividends and that have the potential for increasing dividends. Mid-Cap Equity seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks and convertible securities of medium sized companies whose capitalization falls within the range of companies comprising the S&P 400 Index. The fund's "Sub-Advisor", TCW Investment Management Company ("TCW" or the "Sub-Advisor"), invests the fund's assets in companies it believes exhibit superior earnings growth prospects and attractive stock market valuations. Mid-Cap Dividend may invest up to 35% of its total assets in common stocks of U.S. companies that fall outside the range of mid-cap securities or in non-dividend paying mid-cap securities, as well as in investment grade fixed-income securities. Mid-Cap Dividend may also invest up to 35% of its total assets in convertible bonds or preferred stocks that are convertible into common stock. There are no minimum rating or quality requirements with respect to convertible securities in which Mid-Cap Dividend may invest. However, Mid-Cap Dividend will not invest in convertible securities that are in default in payment of principal or interest. Additionally, Mid-Cap Dividend may invest up to 25% of its total assets in equity securities (including depository receipts) of foreign issuers whose market capitalization is within the range of the companies comprising the S&P 400 Index. Mid-Cap Dividend may invest any amount of its assets in foreign securities (including depositary receipts) that are listed in the U.S. on a national securities exchange. Up to 35% of Mid-Cap Equity's total assets may be invested in equity securities of companies with market capitalization at the time of acquisition which is not within the capitalization range of companies comprising the S&P 400 Index, as well as in investment grade fixed-income securities. Additionally, Mid-Cap Equity may invest up to 25% of its total assets in equity securities of foreign issuers in the form of direct investments or depository receipts or similar investments. The processes by which each fund selects common stocks and other investments may differ and are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Mid-Cap Dividend and Mid-Cap Equity are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Mid-Cap Dividend and Mid-Cap Equity obtain management services from MSDW Advisors. With respect to Mid-Cap Equity, MSDW Advisors has contracted with the Sub-Advisor to invest Mid-Cap Equity's assets, including the placing of orders for the purchase and sale of portfolio securities. Mid-Cap Dividend pays MSDW Advisors monthly compensation calculated daily at an annual rate of 0.75% of the fund's average daily net assets. With respect to Mid-Cap Equity, the fund pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.75% to the portion of the fund's average daily net assets not exceeding $500 million and 0.725% to the portion of such daily net assets exceeding $500 million. MSDW Advisors pays the Sub-Advisor monthly compensation equal to 40% of MSDW Advisors' fee. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both Mid-Cap Dividend and Mid-Cap Equity have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Mid-Cap Dividend's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the fund's average daily net assets. In the case of Mid-Cap Equity's Class B shares, Mid-Cap Equity's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily aggregate gross sales of the fund's Class B shares since the inception of the fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the fund's Class B shares redeemed since the fund's inception upon which a contingent deferred sales charge ("CDSC") has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to both funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of Mid-Cap Equity's shares, see the section entitled "Share Class Arrangements" in Mid-Cap Equity's Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Mid-Cap Dividend and Mid-Cap Equity are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both Mid-Cap Dividend and Mid-Cap Equity pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of

$1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:





                                         CLASS B SHARES OF MID-CAP DIVIDEND AND
   YEAR SINCE PURCHASE PAYMENT MADE                  MID-CAP EQUITY
-------------------------------------   ---------------------------------------
     First ..........................                   5.0%
     Second .........................                   4.0%
     Third ..........................                   3.0%
     Fourth .........................                   2.0%
     Fifth ..........................                   2.0%
     Sixth ..........................                   1.0%
     Seventh and thereafter .........                   none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

     The CDSC charge is paid to the Distributor. Shares of Mid-Cap Equity and Mid-Cap Dividend are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of Mid-Cap Dividend and Mid-Cap Equity, see the section entitled "Share Class Arrangements" in each fund's Prospectus.

     Shares of each class of Mid-Cap Dividend and Mid-Cap Equity may be exchanged for shares of the same class of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Mid-Cap Dividend and Mid-Cap Equity may be exchanged for shares of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter North American Government Income Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing nine funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of Mid-Cap Dividend and Mid-Cap Equity may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Mid-Cap Equity).

     Mid-Cap Equity shares distributed to shareholders as a result of the merger will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time a Mid-Cap Equity or Mid-Cap

Dividend shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Mid-Cap Dividend and Mid-Cap Equity provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Mid-Cap Equity, see the section entitled "How to Exchange Shares" in Mid-Cap Equity's Prospectus.

     Shareholders of Mid-Cap Dividend and Mid-Cap Equity may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Mid-Cap Dividend and Mid-Cap Equity offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Mid-Cap Dividend and Mid-Cap Equity may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Mid-Cap Dividend and Mid-Cap Equity each pay dividends from net investment income at least once each year. Both funds distribute net capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The share price or net asset value of Mid-Cap Equity and Mid-Cap Dividend will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted.

     Both funds invest in medium-sized companies which may involve greater risk of volatility of a fund's net asset value than is customarily associated with investing in larger, established companies. Often medium-sized companies and the industries in which they are focused are still evolving and while this may offer better growth potential than larger, established companies, it also may make them more sensitive to changing market conditions. In addition, consistent with its objective of total return, Mid-Cap Dividend invests principally in mid-cap companies which currently pay dividends. By contrast, Mid-Cap Equity, consistent with its capital appreciation objective, generally invests in companies that the Sub-Advisor believes exhibit, among other things, superior earnings growth prospects. As a result, Mid-Cap Equity's portfolio may be comprised, to a greater extent than Mid-Cap Dividend, of "growth" or emerging companies whose securities may be more volatile than those of established companies that pay dividends consistently.

     Both funds may invest up to 35% of their total assets in fixed-income securities. All fixed-income securities, such as corporate debt, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up.

     Both funds may invest up to 25% of their total assets in foreign securities (Mid-Cap Dividend may invest any amount of its assets in foreign securities (including depositary receipts) that are listed in the U.S. on a national securities exchange.) and, as such, are subject to additional risks such as adverse political and economic development abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts and brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. Fluctuations in the relative rates of exchange between the currencies of different countries will affect the value of a fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar may affect the U.S. dollar value of a fund's assets denominated in that currency and thereby impact upon the fund's total return on such assets.

     Mid-Cap Equity may invest any amount of its assets in convertible securities. Mid-Cap Dividend may invest up to 35% of its total assets in such securities. Convertible securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. All or a portion of the convertible securities in which Mid-Cap Dividend may invest may generally be rated below investment grade. Securities below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics. Mid-Cap Equity may invest up to 5% of its assets in convertible and other fixed income securities which are rated below investment grade.

     Mid-Cap Dividend and Mid-Cap Equity may enter into foreign currency exchange contracts when purchasing foreign securities in order to facilitate settlement and to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between trade date and settlement date. Both funds may enter into repurchase agreements, may purchase securities on a when issued and delayed delivery basis, or on a when, as and if issued basis, may lend their portfolio securities, may purchase zero coupon securities and may invest in real estate investment trusts, all of which involve certain special risks.

     In addition, Mid-Cap Equity generally engages in active and frequent trading of portfolio securities (i.e., portfolio turnover) to a greater extent than Mid-Cap Dividend. A high turnover rate will increase fund brokerage costs and may affect the fund's performance and increase capital gains taxes incurred.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of Mid-Cap Dividend and in Mid-Cap Equity's Prospectus attached hereto and incorporated herein by reference.

                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of Mid-Cap Dividend, including the Independent Trustees, having reviewed the financial position of Mid-Cap Dividend and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Mid-Cap Dividend and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Mid-Cap Dividend.


THE BOARD'S CONSIDERATION

      At a meeting held on January 26, 2000, the Board, including the Independent Trustees unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Mid-Cap Dividend and Mid-Cap Equity and TCW's capabilities in providing sub-advisory services to Mid-Cap Equity. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Mid-Cap Dividend and Mid-Cap Equity; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Mid-Cap Dividend and Mid-Cap Equity in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Mid-Cap Dividend considered that the Reorganization would have the following benefits to Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" (Mid-Cap Equity) will be lower on a percentage basis than the expenses per share of each corresponding class of Mid-Cap Dividend. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The board noted that the expense ratio for each class of Mid-Cap Dividend was higher (for its fiscal year ended February 28, 1999) than the expense ratio for each corresponding class of Mid-Cap Equity (for its fiscal year ended November 30, 1999).

     2. Shareholders would have a continued participation in a diversified portfolio of mid-cap equity securities through investment in Mid-Cap Equity.

     3. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by Mid-Cap Dividend or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

      4. The Board also took into consideration that absent the Reorganization, the much larger Mid-Cap Equity will continue to compete for investor funds with Mid-Cap Dividend and that it appeared unlikely that Mid-Cap Dividend would experience a material growth in assets in the future. The Reorganization should allow for more concentrated selling efforts to the benefit of both Mid-Cap Dividend and Mid-Cap Equity shareholders and avoid the inefficiencies associated with the operation and distribution of two mid-cap funds through the same sales organization.

     The Board of Trustees of Mid-Cap Equity, including a majority of the Independent Trustees of Mid-Cap Equity, also have determined that the Reorganization is in the best interests of Mid-Cap Equity and its shareholders and that the interests of existing shareholders of Mid-Cap
Equity will not be diluted as a result thereof. The transaction will enable Mid-Cap Equity to acquire investment securities which are consistent with Mid-Cap Equity's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Furthermore, like the Shareholders of Mid-Cap Dividend, the shareholders of Mid-Cap Equity may also realize an intangible benefit in having the Morgan Stanley Dean Witter sales organization concentrate its selling efforts on one rather than two similar funds, which may result in further economies of scale. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits. The Board noted that, if the reorganization was consummated at the beginning of Mid-Cap Equity's fiscal year, the combined fund's Class B 12b-1 fee would have been 0.82% of the combined fund's average net assets which is eight basis points higher than Mid-Cap Equity's Class B 12b-1 fee during the fiscal year, assuming the Merger had not been effected. However, the Board also noted that management has advised that Mid-Cap Equity's assets have grown significantly during the fiscal year. Thus, if the fund's much higher asset level at November 30, 1999 (the end of the fiscal year) combined with Mid-Cap Dividend's lower net assets at November 30, 1999 is assumed for purposes of calculating the combined fund's pro forma Class B 12b-1 fee rate, such rate (on an annualized basis) would be 0.73% of the fund's net assets, two basis points less than Mid-Cap Equity's Class B 12b-1 fee during the fiscal year ended November 30, 1999.


THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Mid-Cap Dividend will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Mid-Cap Dividend as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Mid-Cap Equity on the Closing Date in exchange for the assumption by Mid-Cap Equity of stated liabilities of Mid-Cap Dividend, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Mid-Cap Dividend prepared by the Treasurer of Mid-Cap Dividend as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Mid-Cap Equity Shares; (ii) such Mid-Cap Equity Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Mid-Cap Dividend would be dissolved; and (iv) the outstanding shares of Mid-Cap Dividend would be canceled.

     The number of Mid-Cap Equity Shares to be delivered to Mid-Cap Dividend will be determined by dividing the aggregate net asset value of each class of shares of Mid-Cap Dividend acquired by Mid-Cap Equity by the net asset value per share of the corresponding class of shares of Mid-Cap Equity; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Mid-Cap Dividend and Mid-Cap Equity may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Mid-Cap Dividend had an aggregate net asset value (not including any Cash Reserve of Mid-Cap Dividend) of $100,000. If the net asset value per Class B share of Mid-Cap Equity were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Mid-Cap Equity to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Mid-Cap Equity would be distributed to the former Class B shareholders of Mid-Cap Dividend. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Mid-Cap Dividend will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Mid-Cap Equity Shares it receives. Each Shareholder will receive the class of shares of Mid-Cap Equity that corresponds to the class of shares of Mid-Cap Dividend currently held by that Shareholder. Accordingly, the Mid-Cap Equity Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Mid-Cap Equity will be distributed to holders of Class A, Class B, Class C and Class D shares of Mid-Cap Dividend, respectively. Mid-Cap Equity will cause its transfer agent to credit and confirm an appropriate number of Mid-Cap Equity Shares to each Shareholder. Certificates for Mid-Cap Equity Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Mid-Cap Equity. Shareholders who wish to receive certificates representing their Mid-Cap Equity Shares must, after receipt of their confirmations, make a written request to Mid-Cap Equity's transfer agent Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of Mid-Cap Dividend holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Mid-Cap Equity; however, such Shareholders will not be able to redeem, transfer or exchange the Mid-Cap Equity Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Mid-Cap Dividend or Mid-Cap Equity. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Mid-Cap Dividend, which expenses are expected to approximate $157,000. Mid-Cap Dividend and Mid-Cap Equity will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Mid-Cap Dividend and Mid-Cap Equity. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by September 30, 2000, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Mid-Cap Dividend shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Mid-Cap Dividend that received Mid-Cap Equity Shares. Mid-Cap Dividend shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Mid-Cap Equity to Shareholders of record of Mid-Cap Dividend.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Mid-Cap Dividend (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Mid-Cap Equity Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Mid-Cap Dividend recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Mid-Cap Dividend at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Mid-Cap Dividend thereafter will be treated as requests for redemption of shares of Mid-Cap Equity.


TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, Mid-Cap Dividend will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Mid-Cap Dividend's investment company taxable income for all periods since the inception of Mid-Cap Dividend through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Mid-Cap Dividend's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Mid-Cap Dividend and Mid-Cap Equity will receive an opinion of Mayer, Brown & Platt to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Mid-Cap Dividend and Mid-Cap Equity (including a representation to the effect that Mid-Cap Equity has no plan or intention to sell or otherwise dispose of more than fifty percent of the assets of Mid-Cap Dividend acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of Mid-Cap Dividend's assets in exchange for the Mid-Cap Equity Shares and the assumption by Mid-Cap Equity of certain stated liabilities of Mid-Cap Dividend followed by the distribution by Mid-Cap Dividend of the Mid-Cap Equity Shares to Shareholders in exchange for their Mid-Cap Dividend shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Mid-Cap Dividend and Mid-Cap Equity will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Mid-Cap Equity upon the receipt of the assets of Mid-Cap Dividend solely in exchange for the Mid-Cap Equity Shares and the assumption by Mid-Cap Equity of the stated liabilities of Mid-Cap Dividend;

     3. No gain or loss will be recognized by Mid-Cap Dividend upon the transfer of the assets of Mid-Cap Dividend to Mid-Cap Equity in exchange for the Mid-Cap Equity Shares and the assumption by Mid-Cap Equity of the stated liabilities or upon the distribution of Mid-Cap Equity Shares to Shareholders in exchange for their Mid-Cap Dividend shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Mid-Cap Dividend for the Mid-Cap Equity Shares;

     5. The aggregate tax basis for the Mid-Cap Equity Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Mid-Cap Dividend held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Mid-Cap Equity Shares to be received by each Shareholder will include the period during which the shares in Mid-Cap Dividend surrendered in exchange therefor were held (provided such shares in Mid-Cap Dividend were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Mid-Cap Dividend acquired by Mid-Cap Equity will be the same as the tax basis of such assets of Mid-Cap Dividend immediately prior to the Reorganization; and

     8. The holding period of the assets of Mid-Cap Dividend in the hands of Mid-Cap Equity will include the period during which those assets were held by Mid-Cap Dividend.

     The Reorganization will result in substantial limitations under the Code on the utilization of the capital loss carryovers of Mid-Cap Dividend. Under those limitations, for the eight years following the Reorganization, only a portion of the capital loss carryover of Mid-Cap Dividend will be available to offset capital gains realized by the combined fund, and thereafter the unused portion of such capital loss carryover will be eliminated. Although the actual amount of the capital loss carryover that will be available for each such year will be determined at the time of the Reorganization, such amount would have been approximately $10 million per year if the Reorganization had occurred on December 31, 1999. It is anticipated that Mid-Cap Dividend will have a capital loss carryover of not less than approximately $100 million at the time of the Reorganization.

     Any capital gains recognized following the Reorganization would be distributable and taxable to the post-Reorganization shareholders of Mid-Cap Equity, including the former shareholders of Mid-Cap Dividend. Mid-Cap Equity had gross unrealized capital gains of approximately $992 million and net unrealized capital gains of approximately $965 million at the end of its most recent fiscal year ended November 30, 1999.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

     Mid-Cap Equity shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Mid-Cap Equity and transferable without restrictions and will have no preemptive rights. Class B shares of Mid-Cap Equity, like Class B shares of Mid-Cap Dividend, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of the Morgan Stanley Dean Witter Mid-Cap Equity and Morgan Stanley Mid-Cap Dividend as of January 31, 2000 and on a pro forma combined basis as if the Reorganization had occurred on that date:


                                                                           NET ASSET
                                                              SHARES         VALUE
                                          NET ASSETS       OUTSTANDING     PER SHARE
                                      -----------------   -------------   ----------
              CLASS A
------------------------------------
MSDW -- Mid-Cap Dividend ..........    $    4,227,562         610,539      $  6.92
MSDW -- Mid-Cap Equity ............    $   37,283,717         925,755      $ 40.27
Combined Fund (pro forma) .........    $   41,511,279       1,030,735      $ 40.27
              CLASS B
------------------------------------
MSDW -- Mid-Cap Dividend ..........    $  155,314,203      22,613,365      $  6.87
MSDW -- Mid-Cap Equity ............    $1,759,055,252      44,333,144      $ 39.68
Combined Fund (pro forma) .........    $1,914,369,455      48,247,312      $ 39.68
              CLASS C
------------------------------------
MSDW -- Mid-Cap Dividend ..........    $    9,017,341       1,306,086      $  6.90
MSDW -- Mid-Cap Equity ............    $   57,076,905       1,444,712      $ 39.51
Combined Fund (pro forma) .........    $   66,094,246       1,672,941      $ 39.51
              CLASS D
------------------------------------
MSDW -- Mid-Cap Dividend ..........    $      256,616          37,026      $  6.93
MSDW -- Mid-Cap Equity ............    $    9,741,314         240,777      $ 40.46
Combined Fund (pro forma) .........    $    9,997,930         247,119      $ 40.46
       TOTAL CLASS A, B, C, D
------------------------------------
MSDW -- Mid-Cap Dividend ..........    $  168,815,722           -             -
MSDW -- Mid-Cap Equity ............    $1,863,157,188           -             -
Combined Fund (pro forma) .........    $2,031,972,910           -             -

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of Mid-Cap Equity is long-term capital appreciation. The investment objective of Mid-Cap Dividend is total return. Both funds seek to achieve their objectives by investing principally in a diversified portfolio of equity securities of medium-sized companies in accordance with their respective investment strategies set forth below.

     Mid-Cap Equity seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks and convertible securities of companies whose capitalization falls within the range of companies comprising the S&P 400 Index (approximately between $165 million and $37 billion as of December 31, 1999). The Sub-Advisor invests the fund's assets in companies it believes exhibit superior earnings growth prospects and attractive stock market valuations. In buying and selling securities for the fund's portfolio, the Sub-Advisor uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards are used to screen the more than 1,000 medium-sized companies within the applicable capitalization range to provide the Sub-Advisor with a list of potential investment securities. The Sub-Advisor then subjects the list of securities to fundamental analyses which generally look for at least some of the following factors: a demonstrated record of consistent earnings growth or the potential to grow earnings; an ability to earn an attractive return on equity; a price/earnings ratio which is less than the Sub-Advisor's internally estimated three-year earnings growth rate; a large and growing market share; a strong balance sheet; and significant ownership by management and a strong management team. Up to 35% of Mid-Cap Equity's total assets may be invested in equity securities of companies with market capitalizations at the time of acquisition not within the capitalization range of companies comprising the S&P 400 Index, as well as in investment grade fixed-income securities. Mid-Cap Equity may also invest up to 5% of its total assets in certain high yield, high risk convertible or other fixed-income securities (commonly known as "junk bonds"). Additionally, Mid-Cap Equity may invest up to 25% of its total assets in equity securities of foreign issuers in the form of direct investments or depository receipts or similar investments.

     Mid-Cap Dividend seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks and other equity securities of companies whose capitalization falls within the range of companies comprising the S&P 400 Index, that currently pay dividends and that have the potential for increasing dividends. In pursuing Mid-Cap Dividend's investment objective, MSDW Advisors initially employs a quantitative screening process in an attempt to identify a number of common stocks that are underrated and that currently pay dividends. MSDW Advisors then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and whether any of the stocks should be added to or sold from the fund's portfolio. Mid-Cap Dividend may invest up to 35% of its total assets in common stocks of U.S. companies that fall outside the range of mid-cap securities or in non-dividend paying mid-cap securities, as well as in investment grade fixed-income securities. Mid-Cap Dividend may also invest up to 35% of its total assets in convertible bonds or preferred stocks that are convertible into common stock. There are no minimum rating or quality requirements with respect to convertible securities in which Mid-Cap Dividend may invest, however Mid-Cap Dividend will not invest in convertible securities that are in default in payment of principal or interest. Additionally, Mid-Cap Dividend may invest up to 25% of its total assets in equity securities (including depository receipts) of foreign issuers whose market capitalization is within the range of the companies comprising the S&P 400 Index and may invest any amount of its assets in foreign securities (including depositary receipts) that are listed in the U.S. on a national securities exchange.

     Unlike Mid-Cap Dividend, Mid-Cap Equity generally engages in active and frequent trading of portfolio securities.

     During periods in which, in the opinion of Mid-Cap Equity's Sub-Advisor or Mid-Cap Dividend's Investment Manager, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions in which the funds may invest any amount of their total assets in cash or money market instruments.

     Both Mid-Cap Equity and Mid-Cap Dividend may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase securities on a "when, as and if issued" basis, (iii) enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements, (iv) purchase rights and warrants, (v) invest in zero coupon securities, (vi) invest in real estate investment trusts, (vii) lend their portfolio securities, and
(viii) invest up to 15% of their net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are not otherwise readily marketable (both funds do not include Rule 144A securities in this limitation).

     The investment policies of both Mid-Cap Dividend and Mid-Cap Equity are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.


INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Mid-Cap Dividend and Mid-Cap Equity as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) both funds may not, with respect to 75% of their assets, (i) invest more than 5% of their total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities); or (ii) purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. However, Mid-Cap Dividend may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as Mid-Cap Dividend (Qualifying Fund); (b) Mid-Cap Equity may not invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction does not apply to any obligations of the United States Government, its agencies or instrumentalities; Mid-Cap Dividend has no such limitation; (c) both funds have fundamental restrictions that they may not:
(i) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, but Mid-Cap Dividend is allowed to purchase securities of other investment companies as permitted by Section 12(d) of the Investment Company Act or the rules promulgated thereunder, and this restriction does not apply to an investment by Mid-Cap Dividend in a Qualifying Fund; (ii) invest for the purpose of exercising control or management of any other issuer, but Mid-Cap Dividend is allowed to invest in a Qualifying Fund; (iii) pledge its assets or assign or otherwise encumber them except to secure permitted borrowings, but Mid-Cap Dividend's collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets; or (iv) purchase securities on margin, except for such short term loans as are necessary for the clearance of portfolio securities, but Mid-Cap Dividend's deposit or payment of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin; (d) Mid-Cap Equity may not purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the fund may invest in the securities of companies which operate, invest in, or sponsor these programs; Mid-Cap Dividend has no such restriction; (e) both funds are prohibited from purchasing or selling commodities, but only Mid-Cap Equity is further prohibited from purchasing or selling commodities contracts; (f) both funds are prohibited from issuing senior securities as defined in the 1940 Act except insofar as a fund may be deemed to have issued a senior security by reason of: (i) entering into any repurchase agreement; (ii) borrowing money; or (iii) lending portfolio securities; Mid-Cap Equity carves out an additional exception for purchasing securities on a when-issued or delayed delivery basis; (g) Mid-Cap Equity may not purchase warrants if, as a result, the fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange; Mid-Cap Dividend has no such restriction; and (h) Mid-Cap Equity may not invest in options or futures contracts; Mid-Cap Dividend has no such restriction.

                 ADDITIONAL INFORMATION ABOUT MID-CAP DIVIDEND
                              AND MID-CAP EQUITY


GENERAL

     For a discussion of the organization and operation of Mid-Cap Equity and Mid-Cap Dividend, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.


FINANCIAL INFORMATION

     For certain financial information about Mid-Cap Equity and Mid-Cap Dividend, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of Mid-Cap Equity and Mid-Cap Dividend, see "Fund Management" in their respective Prospectuses.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Mid-Cap Dividend and Mid-Cap Equity, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Mid-Cap Equity's and Mid-Cap Dividend's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Mid-Cap Equity's and Mid-Cap Dividend's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


     For a discussion of Mid-Cap Equity's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended November 30, 1999 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Mid-Cap Dividend, see its Annual Report for its fiscal year ended February 28, 1999 and its unaudited Semi-Annual Report for the six months ended August 31, 1999.

                       FINANCIAL STATEMENTS AND EXPERTS


     The financial statements of Mid-Cap Equity, for the year ended November 30, 1999, and Mid-Cap Dividend, for the year ended February 28, 1999 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.


                                 LEGAL MATTERS


     Certain legal matters concerning the issuance of shares of Mid-Cap Equity will be passed upon by Mayer, Brown & Platt, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.


                             AVAILABLE INFORMATION


     Additional information about Mid-Cap Dividend and Mid-Cap Equity is available, as applicable, in the following documents which are incorporated herein by reference: (i) Mid-Cap Equity's Prospectus dated January 28, 2000 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 9 to Mid-Cap Equity's Registration Statement on Form N-1A (File Nos. 33-63685; 811-7377); (ii) Mid-Cap Equity's Annual Report for its fiscal year ended November 30, 1999, accompanying this Proxy Statement and Prospectus; (iii) Mid-Cap Dividend's Prospectus dated June 30, 1999, which Prospectus forms a part of Post-Effective Amendment No. 2 to Mid-Cap Dividend's Registration Statement on Form N-1A (File Nos. 333-43135; 811-8577); and (iv) Mid-Cap Dividend's Annual Report for its fiscal year ended February 28, 1998 and its unaudited Semi-Annual Report for its six months ended August 31, 1999. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).


     Mid-Cap Dividend and Mid-Cap Equity are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Mid-Cap Dividend and Mid-Cap Equity which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                OTHER BUSINESS

     Management of Mid-Cap Dividend knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


March  , 2000

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 26th day of January, 2000, by and between MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST, a Massachusetts business trust ("Mid-Cap Equity") and MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES, a Massachusetts business trust ("Precious Metals").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Mid-Cap Equity of substantially all of the assets of Mid-Cap Dividend in exchange for the assumption by Mid-Cap Equity of all stated liabilities of Mid-Cap Dividend and the issuance by Mid-Cap Equity of shares of common stock, par value $0.01 per share (the "Mid-Cap Equity Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Mid-Cap Dividend in liquidation of Mid-Cap Dividend as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF MID-CAP DIVIDEND

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Mid-Cap Dividend agrees to assign, deliver and otherwise transfer the Mid-Cap Dividend Assets (as defined in paragraph 1.2) to Mid-Cap Equity and Mid-Cap Equity agrees in exchange therefor to assume all of Mid-Cap Dividend's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Mid-Cap Dividend the number of Mid-Cap Equity Shares, including fractional Mid-Cap Equity Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Mid-Cap Dividend Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Mid-Cap Dividend, and any deferred or prepaid expenses shown as an asset on Mid-Cap Dividend's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Mid-Cap Dividend will provide Mid-Cap Equity with a list of all of Mid-Cap Dividend's assets to be assigned, delivered and otherwise transferred to Mid-Cap Equity and of the stated liabilities to be assumed by Mid-Cap Equity pursuant to this Agreement. Mid-Cap Dividend reserves the right to sell any of the securities on such list but will not, without the prior approval of Mid-Cap Equity, acquire any additional securities other than securities of the type in which Mid-Cap Equity is permitted to invest and in amounts agreed to in writing by Mid-Cap Equity. Mid-Cap Equity will, within a reasonable time prior to the Valuation Date, furnish Mid-Cap Dividend with a statement of Mid-Cap Equity's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Mid-Cap Equity's investment objective, policies and restrictions. In the event that Mid-Cap Dividend holds any investments that Mid-Cap Equity is not permitted to hold, Mid-Cap Dividend will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Mid-Cap Dividend and Mid-Cap Equity, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Mid-Cap Equity with respect to such investments, Mid-Cap Dividend if requested by Mid-Cap Equity will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Mid-Cap Dividend will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Mid-Cap Equity will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Mid-Cap Dividend prepared by the Treasurer of Mid-Cap Dividend as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Mid-Cap Dividend may establish a cash reserve, which shall not exceed 5% of Mid-Cap Dividend's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Mid-Cap Dividend and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Mid-Cap Dividend to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Mid-Cap Dividend will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Mid-Cap Dividend will distribute Mid-Cap Equity Shares received by Mid-Cap Dividend pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Mid-Cap Dividend Shareholders"). Each Mid-Cap Dividend Shareholder will receive the class of shares of Mid-Cap Equity that corresponds to the class of shares of Mid-Cap Dividend currently held by that Mid-Cap Dividend Shareholder. Accordingly, the Mid-Cap Equity Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Mid-Cap Equity will be distributed to holders of Class A, Class B, Class C and Class D shares of Mid-Cap Dividend, respectively. Such distribution will be accomplished by an instruction, signed by Mid-Cap Dividend's Secretary, to transfer Mid-Cap Equity Shares then credited to Mid-Cap Dividend's account on the books of Mid-Cap Equity to open accounts on the books of Mid-Cap Equity in the names of the Mid-Cap Dividend Shareholders and representing the respective pro rata number of Mid-Cap Equity Shares due such Mid-Cap Dividend Shareholders. All issued and outstanding shares of Mid-Cap Dividend simultaneously will be canceled on Mid-Cap Dividend's books; however, share certificates representing interests in Mid-Cap Dividend will represent a number of Mid-Cap Equity Shares after the Closing Date as determined in accordance with paragraph 2.3. Mid-Cap Equity will issue certificates representing Mid-Cap Equity Shares in connection with such exchange only upon the written request of a Mid-Cap Dividend Shareholder.

     1.6 Ownership of Mid-Cap Equity Shares will be shown on the books of Mid-Cap Equity's transfer agent. Mid-Cap Equity Shares will be issued in the manner described in Mid-Cap Equity's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Mid-Cap Equity Shares in a name other than the registered holder of Mid-Cap Equity Shares on Mid-Cap Dividend's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Mid-Cap Equity Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Mid-Cap Dividend is and shall remain the responsibility of Mid-Cap Dividend up to and including the date on which Mid-Cap Dividend is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Mid-Cap Dividend shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Mid-Cap Dividend as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Mid-Cap Dividend, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Mid-Cap Dividend for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Mid-Cap Dividend shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing
Date).

     1.10 Copies of all books and records maintained on behalf of Mid-Cap Dividend in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Mid-Cap Equity or their designee and Mid-Cap Equity or its designee shall comply with applicable record retention requirements to which Mid-Cap Dividend is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the Mid-Cap Dividend Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Mid-Cap Dividend of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Mid-Cap Equity's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Mid-Cap Equity Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Mid-Cap Equity's then current Prospectus and Statement of Additional Information.

     2.3 The number of Mid-Cap Equity Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Mid-Cap Dividend shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Mid-Cap Equity (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Mid-Cap Dividend shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing Mid-Cap Equity. Mid-Cap Equity shall cause MSDW Services to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Mid-Cap Dividend and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Mid-Cap Equity, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Mid-Cap Dividend to the Custodian for the account of Mid-Cap Equity on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter Mid-Cap Equity Trust."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Mid-Cap Equity and Mid-Cap Dividend, accurate appraisal of the value of the net assets of Mid-Cap Equity or the Mid-Cap Dividend Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Mid-Cap Dividend shall deliver to Mid-Cap Equity or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Mid-Cap Dividend Shareholders and the number and percentage ownership of outstanding Mid-Cap Dividend shares owned by each such Mid-Cap Dividend Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Mid-Cap Dividend Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Mid-Cap Equity shall issue and deliver to such Secretary a confirmation evidencing delivery of Mid-Cap Equity Shares to be credited on the Closing Date to Mid-Cap Dividend or provide evidence satisfactory to Mid-Cap Dividend that such Mid-Cap Equity Shares have been credited to Mid-Cap Dividend's account on the books of Mid-Cap Equity. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF MID-CAP EQUITY AND MID-CAP DIVIDEND

     4.1 Except as otherwise expressly provided herein with respect to Mid-Cap Dividend, Mid-Cap Equity and Mid-Cap Dividend each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Mid-Cap Equity will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Mid-Cap Equity Shares ("Registration Statement"). Mid-Cap Dividend will provide Mid-Cap Equity with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Mid-Cap Dividend will further provide Mid-Cap Equity with such other information and documents relating to Mid-Cap Dividend as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Mid-Cap Dividend will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Mid-Cap

Dividend will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Mid-Cap Equity will furnish Mid-Cap Dividend with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Mid-Cap Equity as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Mid-Cap Dividend will assist Mid-Cap Equity in obtaining such information as Mid-Cap Equity reasonably requests concerning the beneficial ownership of Mid-Cap Dividend shares.

     4.5 Subject to the provisions of this Agreement, Mid-Cap Equity and Mid-Cap Dividend will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Mid-Cap Dividend shall furnish or cause to be furnished to Mid-Cap Equity within 30 days after the Closing Date a statement of Mid-Cap Dividend's assets and liabilities as of the Closing Date, which statement shall be certified by Mid-Cap Dividend's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Mid-Cap Dividend shall furnish Mid-Cap Equity, in such form as is reasonably satisfactory to Mid-Cap Equity, a statement certified by Mid-Cap Dividend's Treasurer of Mid-Cap Dividend's earnings and profits for Federal income tax purposes that will be carried over to Mid-Cap Equity pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Mid-Cap Dividend (a) shall prepare and file all Federal and other tax returns and reports of Mid-Cap Dividend required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Mid-Cap Equity agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

     5.1 Mid-Cap Equity represents and warrants to Mid-Cap Dividend as follows:

     (a) Mid-Cap Equity is a validly existing Massachusetts Business Trust with full power to carry on its business as presently conducted;

     (b) Mid-Cap Equity is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Mid-Cap Equity have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Mid-Cap Equity are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Mid-Cap Equity is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Mid-Cap Equity conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Mid-Cap Equity is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Mid-Cap Equity's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Mid-Cap Equity is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Mid-Cap Equity or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Mid-Cap Equity knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended November 30, 1999, of Mid-Cap Equity certified by PricewaterhouseCoopers LLP (copies of which have been furnished to Mid-Cap Dividend), fairly present, in all material respects, Mid-Cap Equity's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Mid-Cap Equity (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Mid-Cap Equity Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Mid-Cap Equity's current Prospectus incorporated by reference in the Registration Statement. Mid-Cap Equity does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Mid-Cap Equity, and this Agreement constitutes a valid and binding obligation of Mid-Cap Equity enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Mid-Cap Equity's performance of this Agreement;

     (j) Mid-Cap Equity Shares to be issued and delivered to Mid-Cap Dividend, for the account of the Mid-Cap Dividend Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Mid-Cap Equity Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Mid-Cap Equity's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

     (k) All material Federal and other tax returns and reports of Mid-Cap Equity required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Mid-Cap Equity's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Mid-Cap Equity has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Mid-Cap Equity to continue to meet the requirements of Subchapter M of the Code;

     (m) Since November 30, 1999 there has been no change by Mid-Cap Equity in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Mid-Cap Equity for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Mid-Cap Equity) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Mid-Cap Dividend represents and warrants to Mid-Cap Equity as follows:

     (a) Mid-Cap Dividend is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Mid-Cap Dividend is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of Mid-Cap Dividend have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Mid-Cap Dividend are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Mid-Cap Dividend is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Mid-Cap Dividend conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Mid-Cap Dividend is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Mid-Cap Dividend's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Mid-Cap Dividend is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Mid-Cap Dividend or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Mid-Cap Dividend knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Mid-Cap Dividend for the year ended February 28, 1999, certified by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to Mid-Cap Equity) fairly present, in all material respects, Mid-Cap Dividend's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Mid-Cap Dividend (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Mid-Cap Dividend has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of Mid-Cap Dividend are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Mid-Cap Dividend's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Mid-Cap Dividend does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Mid-Cap Equity pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Mid-Cap Dividend, and subject to the approval of Mid-Cap Dividend's shareholders, this Agreement constitutes a valid and binding obligation of Mid-Cap Dividend, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Mid-Cap Dividend's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of Mid-Cap Dividend required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Mid-Cap Dividend's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Mid-Cap Dividend has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Mid-Cap Dividend to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Mid-Cap Dividend will have good and valid title to the Mid-Cap Dividend Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Mid-Cap Dividend which have not settled prior to the Closing
   Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Mid-Cap Equity will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of Mid-Cap Dividend's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Mid-Cap Equity Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and
   (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Mid-Cap Dividend for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) Mid-Cap Dividend will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Mid-Cap Dividend has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) Mid-Cap Dividend is not acquiring Mid-Cap Equity Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF MID-CAP DIVIDEND

     The obligations of Mid-Cap Dividend to consummate the transactions provided for herein shall be subject, at its election, to the performance by Mid-Cap Equity of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Mid-Cap Equity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Mid-Cap Equity shall have delivered to Mid-Cap Dividend a certificate of its President and Treasurer, in a form reasonably satisfactory to Mid-Cap Dividend and dated as of the Closing Date, to the effect that the representations and warranties of Mid-Cap Equity made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Mid-Cap Dividend shall reasonably request;

     6.3 Mid-Cap Dividend shall have received a favorable opinion from Mayer, Brown & Platt, counsel to Mid-Cap Equity, dated as of the Closing Date, to the effect that:

     (a) Mid-Cap Equity is a validly existing Massachusetts Business Trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Mid-Cap Equity is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Mid-Cap Equity and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Mid-Cap Dividend, is a valid and binding obligation of Mid-Cap Equity enforceable against Mid-Cap Equity in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Mid-Cap Equity Shares to be issued to Mid-Cap Dividend Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Mid-Cap Equity's Statement of Additional Information), and no shareholder of Mid-Cap Equity has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Mid-Cap Equity's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Mid-Cap Equity of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Mid-Cap Equity's 12b-1 plan of distribution from those described in Mid-Cap Equity's Prospectus dated January 28, 2000 and Statement of Additional Information dated January 28, 2000.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF MID-CAP EQUITY

     The obligations of Mid-Cap Equity to complete the transactions provided for herein shall be subject, at its election, to the performance by Mid-Cap Dividend of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Mid-Cap Dividend contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Mid-Cap Dividend shall have delivered to Mid-Cap Equity at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Mid-Cap Equity and dated as of the Closing Date, to the effect that the representations and warranties of Mid-Cap Dividend made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Mid-Cap Equity shall reasonably request;

     7.3 Mid-Cap Dividend shall have delivered to Mid-Cap Equity a statement of the Mid-Cap Dividend Assets and its liabilities, together with a list of Mid-Cap Dividend's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Mid-Cap Dividend;

     7.4 Mid-Cap Dividend shall have delivered to Mid-Cap Equity within three business days after the Closing a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Mid-Cap Dividend for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Mid-Cap Dividend for the periods covered thereby, (b) for the period from February 28, 1999 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from February 28, 1999 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Mid-Cap Dividend would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Mid-Cap Equity shall have received at the Closing a favorable opinion from Mayer, Brown & Platt, counsel to Mid-Cap Dividend, dated as of the Closing Date to the effect that:

     (a) Mid-Cap Dividend is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Mid-Cap Dividend is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Mid-Cap Dividend and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Mid-Cap Equity, is a valid and binding obligation of Mid-Cap Dividend enforceable against Mid-Cap Dividend in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Mid-Cap Dividend's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Mid-Cap Dividend of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Mid-Cap Dividend Assets shall include no assets that Mid-Cap Equity, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF MID-CAP EQUITY
     AND MID-CAP DIVIDEND

     The obligations of Mid-Cap Dividend and Mid-Cap Equity hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Mid-Cap Dividend in accordance with the provisions of Mid-Cap Dividend's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Mid-Cap Equity;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Mid-Cap Equity or Mid-Cap Dividend to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Mid-Cap Equity or Mid-Cap Dividend;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Mid-Cap Dividend shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Mid-Cap Dividend Shareholders all of Mid-Cap Dividend's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown & Platt (based on such representations as such law firm shall reasonably request), addressed to Mid-Cap Equity and Mid-Cap Dividend, which opinion may be relied upon by the shareholders of Mid-Cap Dividend, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of Mid-Cap Dividend's assets in exchange for Mid-Cap Equity Shares and the assumption by Mid-Cap Equity of certain stated liabilities of Mid-Cap Dividend followed by the distribution by Mid-Cap Dividend of Mid-Cap Equity Shares to the Mid-Cap Dividend Shareholders in exchange for their Mid-Cap Dividend shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Mid-Cap Dividend and Mid-Cap Equity will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Mid-Cap Equity upon the receipt of the assets of Mid-Cap Dividend solely in exchange for Mid-Cap Equity Shares and the assumption by Mid-Cap Equity of the stated liabilities of Mid-Cap Dividend;

     (c) No gain or loss will be recognized by Mid-Cap Dividend upon the transfer of the assets of Mid-Cap Dividend to Mid-Cap Equity in exchange for Mid-Cap Equity Shares and the assumption by Mid-Cap Equity of the stated liabilities or upon the distribution of Mid-Cap Equity Shares to the Mid-Cap Dividend Shareholders in exchange for their Mid-Cap Dividend shares;

     (d) No gain or loss will be recognized by the Mid-Cap Dividend Shareholders upon the exchange of the Mid-Cap Dividend shares for Mid-Cap Equity Shares;

     (e) The aggregate tax basis for Mid-Cap Equity Shares received by each Mid-Cap Dividend Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Mid-Cap Dividend Shares held by each such Mid-Cap Dividend Shareholder immediately prior to the Reorganization;

     (f) The holding period of Mid-Cap Equity Shares to be received by each Mid-Cap Dividend Shareholder will include the period during which the Mid-Cap Dividend Shares surrendered in exchange therefor were held (provided such Mid-Cap Dividend Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of Mid-Cap Dividend acquired by Mid-Cap Equity will be the same as the tax basis of such assets to Mid-Cap Dividend immediately prior to the Reorganization; and

     (h) The holding period of the assets of Mid-Cap Dividend in the hands of Mid-Cap Equity will include the period during which those assets were held by Mid-Cap Dividend.

     Notwithstanding anything herein to the contrary, neither Mid-Cap Equity nor Mid-Cap Dividend may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) Mid-Cap Equity shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Mid-Cap Dividend shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of Mid-Cap Dividend being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Mid-Cap Dividend's obligations specified in this Agreement), Mid-Cap Dividend's only obligation hereunder shall be to reimburse Mid-Cap Equity for all reasonable out-of-pocket fees and expenses incurred by Mid-Cap Equity in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Mid-Cap Equity being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Mid-Cap Equity's obligations specified in this Agreement), Mid-Cap Equity's only obligation hereunder shall be to reimburse Mid-Cap Dividend for all reasonable out-of-pocket fees and expenses incurred by Mid-Cap Dividend in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Mid-Cap Dividend hereunder shall not survive the dissolution and complete liquidation of Mid-Cap Dividend in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

       (a) by the mutual written consent of Mid-Cap Dividend and Mid-Cap
Equity;

     (b) by either Mid-Cap Equity or Mid-Cap Dividend by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before September 30, 2000; or

     (c) by either Mid-Cap Equity or Mid-Cap Dividend, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Mid-Cap Dividend shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Mid-Cap Equity or Mid-Cap Dividend, or the trustees or officers of Mid-Cap Equity or Mid-Cap Dividend, to any other party or its trustees or officers.

          (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Mid-Cap Equity or Mid-Cap Dividend, or the trustees or officers of Mid-Cap Equity or Mid-Cap Dividend, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Mid-Cap Equity hereunder are solely those of Mid-Cap Equity. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Mid-Cap Equity shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Mid-Cap Equity and signed by authorized officers of Mid-Cap Equity acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Mid-Cap Dividend hereunder are solely those of Mid-Cap Dividend. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Mid-Cap Dividend shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Mid-Cap Dividend and signed by authorized officers of Mid-Cap Dividend acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY DEAN WITTER MID-CAP
                                DIVIDEND SECURITIES


                                By:  /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title:    Chairman



                                MORGAN STANLEY DEAN WITTER MID-CAP
                                EQUITY TRUST


                                By:  /s/ BARRY FINK
                                   --------------------------------------------
                                   Name: Barry Fink
                                   Title:   Vice President

                                              PROSPECTUS - JANUARY 28, 2000

                                                                  EXHIBIT B

Morgan Stanley Dean Witter

              ----------------------------------------------------------------
                                                           MID-CAP EQUITY TRUST



                        A MUTUAL FUND THAT SEEKS LONG-TERM CAPITAL APPRECIATION



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                    Investment Objective                              1
                            Principal Investment Strategies                   1
                            Principal Risks                                   2
                            Past Performance                                  3
                            Fees and Expenses                                 4
                            Additional Investment Strategy Information        5
                            Additional Risk Information                       6
                            Fund Management                                   7

Shareholder Information     Pricing Fund Shares                               9
                            How to Buy Shares                                 9
                            How to Exchange Shares                           11
                            How to Sell Shares                               13
                            Distributions                                    15
                            Tax Consequences                                 15
                            Share Class Arrangements                         16

Financial Highlights                                                         24

Our Family of Funds                                           Inside Back Cover

                            This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]


      INVESTMENT OBJECTIVE
--------------------------------
          Morgan Stanley Dean Witter Mid-Cap Equity Trust (the "Fund") seeks long-term capital appreciation.




[GRAPHIC OMITTED]


      PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------


CAPITAL APPRECIATION
AN INVESTMENT OBJECTIVE HAVING
THE GOAL OF SELECTING SECURITIES
WITH THE POTENTIAL TO RISE IN
PRICE RATHER THAN PAY OUT INCOME.

                                    The Fund will normally invest at least 65% of its total assets in a portfolio of common stocks and convertible securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index, which capitalization range is approximately between $165 million and $37 billion as of December 31, 1999. The Fund's "Sub-Advisor," TCW Investment Management Company, invests the Fund's assets in companies that it believes exhibit superior earnings growth prospects and attractive stock market valuations. In buying and selling securities for the Fund's portfolio, the Sub-Advisor uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen more than one thousand companies to provide a list of potential investment securities. The Sub-Advisor then subjects the list of securities to a fundamental analysis which generally looks for at least some of the following factors:

                                    o        a demonstrated record of
                                             consistent earnings growth or the
                                             potential to grow earnings;

                                    o        an ability to earn an attractive
                                             return on equity;

                                    o        a price/earnings ratio which is
                                             less than the Sub-Advisor's
                                             internally estimated three-year
                                             earnings growth rate;

                                    o        a large and growing market share;

                                    o        a strong balance sheet; and

                                    o        significant ownership by
                                             management and a strong management
                                             team.



                                    Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price.

                                    In addition, the Fund's investments may
                                    include equity securities of small or large companies, foreign securities and investment grade fixed-income securities.

          In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Sub-Advisor in its discretion may determine to use some permitted trading strategies while not using others.




[GRAPHIC OMITTED]


      PRINCIPAL RISKS
--------------------------
          There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

          Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

          Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

          Convertible Securities. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

          Other Risks. The performance of the Fund also will depend on whether the Sub-Advisor is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in equity securities of small or large companies, foreign securities and its fixed-income investments. For more information about these risks, see the "Additional Risk Information" section.

          Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]


      PAST PERFORMANCE
----------------------------
                  The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.


                       ANNUAL TOTAL RETURNS -- CALENDAR YEARS

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE
OF THE FUND'S CLASS B SHARES HAS VARIED
FROM YEAR TO YEAR FOR THE PAST THREE
CALENDAR YEARS.


AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE FUND'S AVERAGE
ANNUAL RETURNS WITH THOSE OF A BROAD
MEASURE OF MARKET PERFORMANCE OVER TIME.
THE FUND'S RETURNS INCLUDE THE MAXIMUM
APPLICABLE SALES CHARGE FOR EACH CLASS
AND ASSUME YOU SOLD YOUR SHARES AT THE
END OF EACH PERIOD.

[GRAPHIC OMITTED]



                                    The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.




         During the periods shown in the bar chart, the highest return for a calendar quarter was 62.22% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -21.17% (quarter ended March 31, 1997).


                          AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31,
          1999)

                                           LIFE OF FUND
                            PAST 1 YEAR   (SINCE 2/27/96)
  Class A(1)               113.79%             --
  Class B                  119.60%          45.24%
  Class C(1)               122.93%             --
  Class D(1)               125.75%             --
  S&P Mid-Cap 400 Index(2)  14.72%          20.42%(3)

                  1        Classes A, C and D commenced operations on July 28,
                           1997.

                  2 The S&P Mid-Cap 400 Index is a market-value weighted Index, the performance of which is based on the average performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

                  3        For the period February 29, 1996 to December 31,
                           1999.

[GRAPHIC OMITTED]


      FEES AND EXPENSES
-----------------------------
          The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.



SHAREHOLDER FEES
THESE FEES ARE PAID DIRECTLY FROM
YOUR INVESTMENT.


ANNUAL FUND
OPERATING EXPENSES
THESE EXPENSES ARE DEDUCTED
FROM THE FUND'S ASSETS AND
ARE BASED ON EXPENSES PAID
FOR THE FISCAL YEAR ENDED
NOVEMBER 30, 1999.*

                                           CLASS A         CLASS B         CLASS C        CLASS D
SHAREHOLDER FEES

Maximum sales charge (load)
imposed on purchases (as a
percentage of offering price)              5.25%(1)       None                None            None

Maximum deferred sales charge
(load) (as a percentage based on
the lesser of the offering price or
net asset value at redemption)             None(2)       5.00%(3)            1.00%(4)         None
ANNUAL FUND OPERATING EXPENSES
Management fee*                            0.75%         0.75%               0.75%            0.75%
Distribution and service (12b-1)
fees                                       0.24%         0.75%               1.00%            None
Other expenses                             0.18%         0.18%               0.18%            0.18%
Total annual Fund operating
expenses                                   1.17%         1.68%               1.93%            0.93%

                  1        Reduced for purchases of $25,000 and over.

                  2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

                  3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

                  4 Only applicable if you sell your shares within one year after purchase.

                  * Restated to reflect a reduction in the aggregate fee payable by the Fund for management and advisory services from 1.00% of the Fund's daily net assets to 0.75% of the portion of the Fund's daily net assets not exceeding $500 million and 0.725% of the portion of the Fund's daily net assets exceeding $500 million, which took effect when the Fund's management arrangements were changed effective June 28, 1999.

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

          The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                    IF YOU SOLD YOUR SHARES:                    IF YOU HELD YOUR SHARES:
            ----------------------------------------    ----------------------------------------
            1 YEAR   3 YEARS   5 YEARS    10 YEARS       1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------- -------- --------- ---------- ----------    --------- --------- ---------- ---------
  CLASS A   $ 638    $ 877     $ 1,135    $ 1,871       $ 638     $ 877     $ 1,135    $ 1,871
----------- -----    -----     -------    -------       -----     -----     -------    -------
  CLASS B   $ 671    $ 830     $ 1,113    $ 1,987       $ 171     $ 530     $ 913      $ 1,987
----------- -----    -----     -------    -------       -----     -----     -------    -------
  CLASS C   $ 296    $ 606     $ 1,042    $ 2,254       $ 196     $ 606     $ 1,042    $ 2,254
----------- -----    -----     -------    -------       -----     -----     -------    -------
  CLASS D   $ 95     $ 296     $ 515      $ 1,143       $ 95      $ 296     $ 515      $ 1,143
----------- -----    -----     -------    -------       -----     -----     -------    -------

          Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.




[GRAPHIC OMITTED]


      ADDITIONAL INVESTMENT STRATEGY INFORMATION
---------------------------------------------------------
          This section provides additional information relating to the Fund's principal investment strategies.

          Other Investments. The Fund also may invest up to 35% of its assets in equity securities of small or large companies and investment grade fixed-income securities. It also may invest up to 25% of its assets in foreign equity securities (including depository receipts).

          Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

          The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.




[GRAPHIC OMITTED]


      ADDITIONAL RISK INFORMATION
----------------------------------------
          This section provides additional information relating to the principal risks of investing in the Fund.

          Small Companies. As with the Fund's investments in medium-sized companies, its investments in the securities of small companies may involve greater risk than is customarily associated with investing in more established companies. Small companies in particular often have limited product lines, financial resources and less experienced management. As a consequence, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

          Fixed-Income Securities. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities, such as corporate debt, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

          Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up.

          Foreign Securities. The Fund's investments in foreign securities (including depository receipts) involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

          Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S.

          companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

          Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets.

          Many European countries have adopted or are in the process of adopting a single European currency, referred to as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities the Fund may purchase are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.




[GRAPHIC OMITTED]


       FUND MANAGEMENT
----------------------------

MORGAN STANLEY DEAN WITTER ADVISORS INC.
THE INVESTMENT MANAGER IS WIDELY
RECOGNIZED AS A LEADER IN THE MUTUAL FUND
INDUSTRY AND TOGETHER WITH MORGAN STANLEY
DEAN WITTER SERVICES COMPANY INC.,
ITS WHOLLY-OWNED SUBSIDIARY, HAD
APPROXIMATELY $145 BILLION IN ASSET
UNDER MANAGEMENT AS OF DECEMBER 31, 1999.



         Effective June 28, 1999, the Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor -- TCW Investment Management Company -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. Prior to June 28, 1999, TCW Investment Management Company acted as the Fund's advisor and Morgan Stanley Dean Witter Services Company Inc., a wholly-owned subsidiary of the Investment Manager, served as the Fund's manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.


         The Sub-Advisor is a wholly-owned subsidiary of TCW Group, Inc., whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Sub-Advisor's main business office is located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. The Sub-Advisor, together with its affiliated companies, manages approximately $70 billion primarily for institutional investors.

          Douglas S. Foreman, Chief Investment Officer of U.S. Equities and Group Managing Director of the Sub-Advisor, is the primary portfolio manager of the Fund. He is assisted by Christopher J. Ainley, Managing Director of the Sub-Advisor. Mr. Foreman and Mr. Ainley have been portfolio managers with affiliated companies of the TCW Group since 1994.

          The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of this fee. For the fiscal period December 1, 1998 through June 27, 1999, the Fund accrued total compensation to Morgan Stanley Dean Witter Services Company Inc. (at the time the Fund's manager) and TCW Investment Management Company (at the time acting as the Fund's advisor, rather than sub-advisor) in the amount of 1.00% of the Fund's average daily net assets (0.60% to Morgan Stanley Dean Witter Services Company Inc. and 0.40% to TCW Investment Management Company). Upon effectiveness of the change in the Fund's management arrangements on June 28, 1999, the aggregate fee payable by the Fund for management and advisory services was lowered from 1.00% of the Fund's daily net assets to 0.75% of the portion of the Fund's daily net assets not exceeding $500 million and 0.725% of the portion of the Fund's daily net assets exceeding $500 million. For the fiscal period June 28, 1999 through November 30, 1999 the Fund accrued total compensation to the Investment Manager in the amount of 0.74% of the Fund's daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]


       PRICING FUND SHARES
-------------------------------
          The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. The net asset value of each Class, however, will differ because the Classes have different ongoing distribution fees.

          The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

          The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

          An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.




[GRAPHIC OMITTED]


      HOW TO BUY SHARES
------------------------------

CONTACTING A FINANCIAL ADVISOR
IF YOU ARE NEW TO THE MORGAN STANLEY
DEAN WITTER FAMILY OF FUNDS AND WOULD
LIKE TO CONTACT A FINANCIAL ADVISOR,
CALL (877) 937-MSDW (TOLL-FREE) FOR THE
TELEPHONE NUMBER OF THE MORGAN STANLEY
DEAN WITTER OFFICE NEAREST YOU. YOU MAY
ALSO ACCESS OUR OFFICE LOCATOR ON OUR
INTERNET SITE AT:
WWW.MSDW.COM/INDIVIDUAL/FUNDS

         You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

         Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


          When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

EASYINVEST(SM)
A PURCHASE PLAN THAT ALLOWS YOU TO
TRANSFER MONEY AUTOMATICALLY FROM YOUR
CHECKING OR SAVINGS ACCOUNT OR FROM A
MONEY MARKET FUND ON A SEMI-MONTHLY,
MONTHLY OR QUARTERLY BASIS. CONTACT YOUR
MORGAN STANLEY DEAN WITTER FINANCIAL
ADVISOR FOR FURTHER INFORMATION ABOUT
THIS SERVICE.


MINIMUM INVESTMENT AMOUNTS
-------------------------------------------------------------------------------------------------------
                                                                                MINIMUM INVESTMENT
                                                                                -----------------------
INVESTMENT OPTIONS                                                              INITIAL     ADDITIONAL
------------------                                                              -------     ----------
  Regular Account                                                           $ 1,000         $    100
  Individual Retirement Accounts:                          Regular IRAs     $ 1,000         $    100
                                                           Education IRAs   $   500         $    100
  EasyInvest(SM)
  (Automatically from your checking or savings account or
  Money Market Fund)                                                        $   100*        $    100*

                         * Provided your schedule of investments totals $1,000 in twelve months.

          There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.


          Investment Options for Certain Institutional and Other
          Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


          Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

          o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

          o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Mid-Cap Equity Trust.

          o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]



      HOW TO EXCHANGE SHARES
------------------------------------
          Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's Prospectus for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.

          Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current Prospectus for each Fund describes its investment objective, policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.

          Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
          (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

          An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

          The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

          Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

          Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

          Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

          You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

          Limitations on Exchanges. Certain patterns of exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges. The Fund will notify you in advance of limiting your exchange privileges.

          CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Fund that are exchanged for shares of another.

          For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
          (800) 869-NEWS.

[GRAPHIC OMITTED]


      HOW TO SELL SHARES
-------------------------------
          You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS               PROCEDURES
--------------------- --------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or
  Financial Advisor   other authorized financial representative.
[GRAPHIC OMITTED]     --------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                      Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
                      --------------------------------------------------------------------------------------------

  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]     o  your account number;
                      o  the dollar amount or the number of shares you wish to sell;
                      o  the Class of shares you wish to sell; and
                      o  the signature of each owner as it appears on the account.
                      --------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean
                      Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at
                      (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      --------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City,
                      NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      --------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
                      --------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more,
[GRAPHIC OMITTED]     or in any whole percentage of a Fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any Fund with a balance of at least
                      $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                      --------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      --------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean
                      Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                      --------------------------------------------------------------------------------------------

          Payment for Sold Shares. After we receive your complete instruction to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

          Payment may be postponed or the right to sell your shares suspended, however, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

          Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

          Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

          Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

          However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]   DISTRIBUTIONS
----------------------------------
TARGETED DIVIDENDS(SM)
YOU MAY SELECT TO HAVE YOUR FUND
DISTRIBUTIONS AUTOMATICALLY INVESTED
IN OTHER CLASSES OF FUND SHARES OR
CLASSES OF ANOTHER MORGAN STANLEY
DEAN WITTER FUND THAT YOU OWN. CONTACT
YOUR MORGAN STANLEY DEAN WITTER
FINANCIAL ADVISOR FOR FURTHER
INFORMATION ABOUT THIS SERVICE.

         The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts are passed along as "capital gain distributions."

         The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

         Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.




[GRAPHIC OMITTED]  TAX CONSEQUENCES
------------------------------------
         As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

         Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

         o  The Fund makes distributions; and

         o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

         Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in

         Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

         Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

         Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

         When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]    SHARE CLASS ARRANGEMENTS
----------------------------------------------
         The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

         The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

          The chart below compares the sales charge and maximum annual 12b-1 fee applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1FEE
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                              0.25%
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years           1.0%
  C       1.0% CDSC during the first year                                                    1.0%
  D       None                                                                              None


         CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

         The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

FRONT-END SALES
CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY
WHEN PURCHASING CLASS A SHARES
THAT IS BASED ON A PERCENTAGE OF
THE OFFERING PRICE. THE
PERCENTAGE DECLINES BASED UPON
THE DOLLAR VALUE OF CLASS A SHARES
YOU PURCHASE. WE OFFER THREE
WAYS TO REDUCE YOUR CLASS A SALES
CHARGES -- THE COMBINED
PURCHASE PRIVILEGE, RIGHT OF
ACCUMULATION AND LETTER OF
INTENT.

                                                  FRONT-END SALES CHARGE
                                           PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION           PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
----------------------------           ---------------------   ----------------------
  Less than $25,000                   5.25%                   5.54%
  $25,000 but less than $50,000       4.75%                   4.99%
  $50,000 but less than $100,000      4.00%                   4.17%
  $100,000 but less than $250,000     3.00%                   3.09%
  $250,000 but less than $1 million   2.00%                   2.04%
  $1 million and over                    0                       0

         The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

                  o A single account (including an individual, trust or fiduciary account).

                  o Family member accounts (limited to husband, wife and children under the age of 21).

                  o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

                  o        Tax-exempt organizations.

                  o Groups organized for a purpose other than to buy mutual fund shares.

         Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

         Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

         You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

         Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include:
         (1) the cost of shares of other Morgan Stanley Dean Witter Multi-Class Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

         Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

         o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

         o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

         o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

         o An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

         o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

         o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

         o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21 and trust accounts for which any of such persons is a beneficiary.

         CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

CONTINGENT DEFERRED
SALES CHARGE OR CDSC
A FEE YOU PAY WHEN YOU SELL
SHARES OF CERTAIN MORGAN STANLEY
DEAN WITTER FUNDS PURCHASED
WITHOUT AN INITIAL SALES CHARGE.
THIS FEE DECLINES THE LONGER YOU
HOLD YOUR SHARES AS SET FORTH IN
THE TABLE.

                                    CDSC AS A PERCENTAGE OF
YEAR SINCE PURCHASE PAYMENT MADE        AMOUNT REDEEMED
--------------------------------        ---------------
  First                            5.0%
  Second                           4.0%
  Third                            3.0%
  Fourth                           2.0%
  Fifth                            2.0%
  Sixth                            1.0%
  Seventh and thereafter                     None

         Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


         CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

         o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

         o Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

         o        Sales of shares held for you as a participant in a MSDW
                  Eligible Plan.

         o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

         o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

          All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

          Distribution Fee. Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

          Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

          In the case of Class B shares held in a MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

          Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


          If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust,
         the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

         Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

         For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.

         In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

         CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

         Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

         CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following investor categories:

         o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

         o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

         o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

         o        Certain unit investment trusts sponsored by Dean Witter
                  Reynolds.

         o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

         o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


          Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

         NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

         PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                                            FOR THE PERIOD
                                                    FOR THE               FOR THE           JULY 28, 1997*
                                                   YEAR ENDED            YEAR ENDED             THROUGH
                                               NOVEMBER 30, 1999     NOVEMBER 30, 1998     NOVEMBER 30, 1997
-------------------------------------------------------------------------------------------------------------
 CLASS A ++
 SELECTED PER-SHARE DATA
 Net asset value, beginning of period            $    15.60             $   10.88              $ 10.85
                                                 ----------             ---------              -------
 Income (loss) from investment operations:
  Net investment loss                                 (0.34)                (0.18)               (0.06)
  Net realized and unrealized gain                    18.57                  4.90                 0.09
                                                 ----------             ---------              -------
 Total income from investment operations              18.23                  4.72                 0.03
                                                 ----------             ---------              -------
 Net asset value, end of period                  $    33.83(4)          $   15.60              $ 10.88
                                                 ----------             ---------              -------
 TOTAL RETURN+                                       116.89%                43.38%                0.28%(1)
                                                 ==========             ==========             =======


 RATIOS TO AVERAGE NET ASSETS
 Expenses                                              1.23%(3)              1.55%(3)             1.55%(2)
                                                 ----------             ---------              -------
 Net investment loss                                  (0.93)%(3)            (1.40)%(3)           (1.46)%(2)
                                                 ==========             ==========             =======
 SUPPLEMENTAL DATA
 Net assets, end of period, in thousands         $   19,934             $   1,107               $   58
                                                 ----------             ---------              -------
 Portfolio turnover rate                                 51%                   52%                = 49%
                                                 ----------             ---------              -------

*        The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)      Not annualized.

(2)      Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)      Includes the effect of a capital gain distribution of $0.004.

                                                                                                         FOR THE PERIOD
                                                                                                       FEBRUARY 27, 1996*
                                                                                                            THROUGH
                                                            FOR THE YEAR ENDED NOVEMBER 30             NOVEMBER 30, 1996
                                                  --------------------------------------------------- -------------------
                                                         1999++             1998++         1997**++           1996
 CLASS B
 SELECTED PER-SHARE DATA
 Net asset value, beginning of period                $    15.46          $   10.85         $ 10.92        $   10.00
-------------------------------------------------    -----------         ---------         -------        ---------
 Income (loss) from investment operations:
  Net investment loss                                     (0.42)             (0.26)          (0.22)           (0.13)
  Net realized and unrealized gain                        18.32               4.87            0.15             1.05
                                                     -----------         ---------         -------        ---------
 Total income (loss) from investment operations           17.90               4.61           (0.07)            0.92
-------------------------------------------------    -----------         ---------         -------        ---------
 Net asset value, end of period                      $    33.36  (4)     $   15.46         $ 10.85        $   10.92
-------------------------------------------------    ------------        ---------         -------        ---------
 TOTAL RETURN+                                           115.82%             42.49%          (0.64)%           9.20% (1)
-------------------------------------------------    ------------        ---------         -------        ------------
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                                  1.74% (3)          2.20% (3)       2.29%            2.28% (2)
 Net investment loss                                      (1.44)%(3)         (2.05)%(3)      (2.16)%          (1.79)%(2)
-------------------------------------------------    -------------       ------------      -------        ------------
 SUPPLEMENTAL DATA
 Net assets, end of period, in thousands             $1,315,930          $ 212,043         $174,412       $ 205,274
-------------------------------------------------    -------------       ------------      --------       ------------
 Portfolio turnover rate                                     51%                52%             49%              25%

*        Commencement of operations.

** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)      Not annualized.

(2)      Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)      Includes the effect of a capital gain distribution of $0.004.

                                                                                            FOR THE PERIOD
                                                    FOR THE               FOR THE           JULY 28, 1997*
                                                   YEAR ENDED            YEAR ENDED             THROUGH
                                               NOVEMBER 30, 1999     NOVEMBER 30, 1998     NOVEMBER 30, 1997
 CLASS C ++
 SELECTED PER-SHARE DATA
 Net asset value, beginning of period            $    15.45             $   10.85            $   10.85
                                                 ----------             ---------            ---------
 Income (loss) from investment operations:
  Net investment loss                                 (0.52)                (0.28)               (0.08)
  Net realized and unrealized gain                    18.31                  4.88                 0.08
                                                 ----------             ---------            ---------
 Total income from investment operations              17.79                  4.60                   --
 Net asset value, end of period                  $    33.24  (4)        $   15.45            $   10.85
                                                 ------------           ---------            ---------
 TOTAL RETURN+                                       115.18%                42.27%                0.09% (1)
                                                 ------------           ---------            ------------
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                              1.99% (3)             2.30% (3)            2.32% (2)
 Net investment loss                                  (1.69)%(3)            (2.15)%(3)           (2.22)%(2)
                                                 -------------          ------------         ------------
 SUPPLEMENTAL DATA
 Net assets, end of period, in thousands         $   34,898             $     712            $      83
 Portfolio turnover rate                                 51%                   52%                  49%

*        The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)      Not annualized.

(2)      Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)      Includes the effect of a capital gain distribution of $0.004.

                                                                                            FOR THE PERIOD
                                                    FOR THE               FOR THE           JULY 28, 1997*
                                                   YEAR ENDED            YEAR ENDED             THROUGH
                                               NOVEMBER 30, 1999     NOVEMBER 30, 1998     NOVEMBER 30, 1997
 CLASS D ++
 SELECTED PER-SHARE DATA
 Net asset value, beginning of period            $    15.66             $   10.89            $   10.85
                                                 ----------             ---------            ---------
 Income (loss) from investment operations:
  Net investment loss                                 (0.21)                (0.15)               (0.05)
  Net realized and unrealized gain                    18.52                  4.92                 0.09
                                                 ----------             ---------            ---------
 Total income from investment operations              18.31                  4.77                 0.04
                                                 ----------             ---------            ---------
 Net asset value, end of period                  $    33.97  (4)        $   15.66            $   10.89
                                                 ------------           ---------            ---------
 TOTAL RETURN+                                       116.96%                43.80%                0.37% (1)
                                                 ------------           ---------            ------------
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                              0.99% (3)             1.30% (3)            1.30% (2)
 Net investment loss                                  (0.69)%(3)            (1.15)%(3)           (1.19)%(2)
                                                 -------------          ------------         ------------
 SUPPLEMENTAL DATA
 Net assets, end of period, in thousands         $    4,384             $      15            $      10
 Portfolio turnover rate                                 51%                   52%                  49%

*        The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)      Not annualized.

(2)      Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)      Includes the effect of a capital gain distribution of $0.004.

NOTES



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28

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS
                          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------

 GROWTH FUNDS





GROWTH FUNDS
Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust
Next Generation Trust
Small Cap Growth Fund
Special Value Fund
21st Century Trend Fund

THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities

GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas"  Portfolio
European Growth Fund
Fund of Funds - International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

--------------------------------------------------------------------------------

 GROWTH & INCOME FUNDS

Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds - Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund

Total Market Index Fund
Total Return Trust
Value Fund
Value/Added Market Series/Equity Portfolio

THEME FUNDS
Real Estate Fund
Utilities Fund

GLOBAL FUNDS
Global Dividend Growth Securities
Global Utilities Fund

--------------------------------------------------------------------------------

INCOME FUNDS

GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund(NL)

GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust(FSC)
Limited Term Municipal Trust(NL)
Multi-State Municipal Series Trust(FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

--------------------------------------------------------------------------------
MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund(MM)
U.S. Government Money Market Trust(MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust(MM)
New York Municipal Money Market Trust(MM)
Tax-Free Daily Income Trust(MM)

There may be Funds created after this Prospectus was published. Please consult the inside back cover of a new Fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                             PROSPECTUS - JANUARY 28, 2000

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:
                         WWW.MSDW.COM/INDIVIDUAL/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:    MCFAX
-------------------------------
  Class B:    MCFBX
-------------------------------
  Class C:    MCFCX
-------------------------------
  Class D:    MCFDX
-------------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7377)

                                                     Morgan Stanley Dean Witter

                                                           MID-CAP EQUITY TRUST


                                                              [GRAPHIC OMITTED]


                                                       A MUTUAL FUND THAT SEEKS
                                                 LONG-TERM CAPITAL APPRECIATION

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST          Two World Trade Center,
LETTER TO THE SHAREHOLDERS November 30, 1999            New York, New York 10048

DEAR SHAREHOLDER:

The twelve-month period ended November 30, 1999, proved to be a rewarding one for Morgan Stanley Dean Witter Mid-Cap Equity Trust. During this period, the Fund's Class B shares returned 115.82 percent, compared to 21.37 percent for the Standard & Poor's MidCap 400 Index (S&P MidCap) and 38.69 percent for the Lipper Mid Cap Fund Index. For the same period, the Fund's Class A, C and D shares returned 116.89 percent, 115.18 percent and 116.96 percent, respectively. (The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions and do not reflect the deduction of any applicable sales charges.) The accompanying chart compares the Fund's performance to that of the S&P MidCap and Lipper indexes.

The Fund's outperformance relative to its benchmark indexes was attributable primarily to its heavy weighting in technology stocks, particularly Internet-related companies. On November 30, 1999, at 39.5 percent of net assets
- up from 26 percent a year ago - technology represented the Fund's largest sector weighting. Following close behind were business services at 25.2 percent and consumer staples with an 18.2 percent weighting as compared to 31 percent and 26 percent in 1998, respectively. Health care, representing 7.1 percent of net assets, remains the lowest weighted of the Fund's four core growth sectors, as a result of the lingering pricing pressure many of the health-care companies are facing.


PORTFOLIO STRATEGY

According to TCW Investment Management Company (formerly TCW Funds Management, Inc.), the Fund's sub-advisor, the strategy of the Fund remains unchanged: investing in what the sub-advisor believes to be rapidly growing companies whose earnings power is significantly underestimated by Wall Street consensus. During the fiscal year, TCW continued to position the Fund in what it believes are the fastest-growing

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
LETTER TO THE SHAREHOLDERS November 30, 1999, continued

sectors of the economy in an effort to minimize the effect of any macroeconomic slowdown. During this past year, the main investment theme continued to be seeking companies that were positioned to take advantage of the high-powered growth occurring in communications and data, driven mostly by the Internet. Instead of remaining just a personal-computer-dependent application, the Web has moved on to television and digital wireless telephony and a whole host of growth companies has arisen to facilitate this transition. Key holdings benefiting from this trend include Qualcomm, Gemstar International Group and JDS Uniphase. In addition, the Fund maintains an exposure to companies that have been successful at creating entirely new businesses on the Web, including Yahoo! and eBay, and in companies that are allowing their clients to use the Internet to improve their own business processes, such as Verisign, Vignette and Scient.

The Fund continues to hold quite a few older-line companies not related to the new economy. In the broadcast sector, the Fund maintains positions in Univision, the nation's leading Hispanic broadcaster, and Echostar, a satellite video provider. Both companies have ridden the wave of consumers looking for more choices in entertainment. In the health-care arena, the Fund owns Biogen and Genentech, which have been successful in developing new pharmaceuticals.

TCW continues to cast a wide net, looking for companies that have developed new processes or are changing the dynamics of an existing industry. It is here that the Fund seeks to add the most value for its shareholders, by identifying companies with the potential for exceeding Wall Street's growth estimates. As the true magnitude of the opportunity these companies face becomes more evident, other investors are expected to rush in to gain exposure, which could drive stock prices higher over time. This in a nutshell describes the Fund's investment process, a philosophy that the Fund's sub-advisor continued to follow regardless of the prevailing macroeconomic conditions.


LOOKING AHEAD

The past year has been a relatively stable one for the U.S. equity markets, particularly compared to the turmoil of 1998. Nevertheless, the phenomenon of a few stocks accounting for most of the gains in the major indexes while many laggards were left behind continued. TCW believes that one possible explanation for this trend is that many older companies are seeing their very franchises threatened by new technologies and new intermediaries who are using the Internet to change the rules of the game. As a result, investors are deciding not to pay for future earnings that may not exist. Instead, investors appear to prefer to invest money in companies that are expected to benefit from future change while avoiding those that may be threatened.

According to TCW, this theme of dramatic economic change is one on which the Fund seeks to capitalize. In other words, TCW seeks to identify companies that are driving change while avoiding those that may

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
LETTER TO THE SHAREHOLDERS November 30, 1999, continued

be negatively affected by it. As the pace of change accelerates, TCW anticipates that the market will reward companies that are creating the new economy while penalizing those that remain wedded to the old. Finally, while it is impossible to expect the same returns that the Fund has delivered over the past few years, TCW believes that attractive investment opportunities will arise in the years ahead.

We appreciate your ongoing support of Morgan Stanley Dean Witter Mid-Cap Equity Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                 /s/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                     MITCHELL M. MERIN
Chairman of the Board                      President

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
RESULTS OF ANNUAL MEETING

                                   * * * * *

On June 8, 1999, a special meeting of the Fund's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:
(1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND
    AND MORGAN STANLEY DEAN WITTER ADVISORS INC.:

    For ..............   6,382,378
    Against ..........     138,571
    Abstain ..........     562,201

(2) APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN MORGAN STANLEY DEAN WITTER ADVISORS INC. AND TCW INVESTMENT MANAGEMENT COMPANY:

    For ..............   6,342,674
    Against ..........     158,865
    Abstain ..........     581,611

(3) ELECTION OF TRUSTEES: Michael Bozic

    For ..............   6,744,268
    Withheld .........     338,882

Charles A. Fiumefreddo

    For ..............   6,755,007
    Withheld .........     328,143

Edwin J. Garn

    For ..............   6,742,628
    Withheld .........     340,522

Wayne E. Hedien

    For ..............   6,751,717
    Withheld .........     331,433

Manuel H. Johnson

    For ..............   6,749,821
    Withheld .........     333,329

Michael E. Nugent

    For ..............   6,754,388
    Withheld .........     328,762

Philip J. Purcell

    For ..............   6,740,704
    Withheld .........     342,446

John L. Schroeder

    For ..............   6,743,435
    Withheld .........     339,715

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Fund Performance November 30, 1999

          GROWTH OF $10,000 - CLASS B
          ($ in Thousands)

                Date           TOTAL       S&P Midcap IX     LIPPER
          ----------------------------------------------------------
          February 27, 1996   $10,000        $10,000        $10,000
          November 30, 1996   $10,920        $11,284        $11,192
          November 30, 1997   $10,850        $14,382        $12,974
          November 30, 1998   $15,460        $15,877        $13,451
          November 30, 1999   $23,165(3)     $19,270        $18,655



                ------------------------------------------------
                ---Fund     ---S&P Midcap IX(4)     ---Lipper(5)
                ------------------------------------------------


Past performance is not predictive of future returns. Performance for Class A, Class C, and Class D shares will vary from the performance of Class B shares shown above due to differences in sales charges and expenses.


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                        CLASS B SHARES*
----------------------------------------------------------------
PERIOD ENDED 11/30/99
--------------------------
1 Year                             115.82%(1)        110.82%(2)
From Inception (2/27/96)            37.82%(1)         37.60%(2)


                       CLASS C SHARES++
----------------------------------------------------------------
PERIOD ENDED 11/30/99
--------------------------
1 Year                             115.18%(1)        114.18%(2)
From Inception (7/28/97)            61.34%(1)         61.34%(2)


                        CLASS A SHARES+
----------------------------------------------------------------
PERIOD ENDED 11/30/99
--------------------------
1 Year                             116.89%(1)        105.51%(2)
From Inception (7/28/97)            62.56%(1)         58.86%(2)


               CLASS D SHARES#
-----------------------------------------------
PERIOD ENDED 11/30/99
--------------------------
1 Year                             116.96%(1)
From Inception (7/28/97)            62.84%(1)

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value after the deduction of a 2% contingent deferred sales charge (CDSC), assuming a complete redemption on November 30, 1999.
(4) The Standard & Poor's Midcap index is a market-value weighted index, the performance of which is based on the average performance of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5)   The Lipper Mid Cap Fund Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid Cap Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.
*     The maximum CDSC for Class B is 5.0%. The CDSC declines to 0% after six years.
+     The maximum front-end sales charge for Class A is 5.25%.
++ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
#     Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1999

   NUMBER OF
     SHARES                                                        VALUE
-----------------                                            ------------------
                    COMMON STOCKS (97.1%)
                    Accident & Health Insurance (0.6%)
175,000             AFLAC, Inc. ..........................   $    8,378,125
                                                             --------------
                    Advertising (1.9%)
 85,700             DoubleClick Inc.* ....................       13,712,000
225,000             Lamar Advertising Co. (Class A)*......       12,867,187
                                                             --------------
                                                                 26,579,187
                                                             --------------
                    Apparel (0.6%)
100,000             Gucci Group N.V. (Netherlands) .......        8,325,000
                                                             --------------
                    Auto Parts: O.E.M. (0.3%)
200,000             Gentex Corp.* ........................        3,725,000
                                                             --------------
                    Biotechnology (3.3%)
359,900             Biogen, Inc.* ........................       26,272,700
139,400             Genentech, Inc.* .....................       11,970,975
138,900             Gilead Sciences, Inc.* ...............        6,658,519
                                                             --------------
                                                                 44,902,194
                                                             --------------
                    Books/Magazines (0.0%)
 24,400             Playboy Enterprises, Inc. (Class B)* .          507,825
                                                             --------------
                    Broadcasting (5.0%)
359,737             Clear Channel Communications, Inc.* ..       28,913,861
116,100             Hispanic Broadcasting Corp.* .........        9,556,481
341,200             Univision Communications, Inc.
                      (Class A)* .........................       29,855,000
                                                             --------------
                                                                 68,325,342
                                                             --------------
                    Building Materials/DIY Chains (0.7%)
192,000             Lowe's Companies, Inc. ...............        9,564,000
                                                             --------------
                    Cable Television (3.5%)
279,100             Cablevision Systems Corp. (Class A)* .       19,135,794
429,700             EchoStar Communications Corp.
                      (Class A)* .........................       28,360,200
                                                             --------------
                                                                 47,495,994
                                                             --------------
                    Catalog/Specialty Distribution (2.4%)
295,200             Amazon.com, Inc.* ....................       25,092,000
186,900             Drugstore.com, Inc.* .................        7,849,800
                                                             --------------
                                                                 32,941,800
                                                             --------------
                    Clothing/Shoe/Accessory Stores (1.4%)
100,000             Ann Taylor Stores Corp.* .............        4,318,750
312,100             Talbot's, Inc. (The) .................       15,136,850
                                                             --------------
                                                                 19,455,600
                                                             --------------
                    Computer Communications (2.1%)
 32,800             Foundry Networks, Inc.* ..............        7,714,150
 78,600             Juniper Networks, Inc.* ..............       21,762,375
                                                             --------------
                                                                 29,476,525
                                                             --------------
                    Computer Software (8.0%)
 77,900             Citrix Systems, Inc.* ................        7,405,369
110,000             Mercury Interactive Corp.* ...........        9,123,125
 91,550             Phone.com, Inc.* .....................       13,228,975
411,000             Rational Software Corp.* .............       20,961,000
845,400             Siebel Systems, Inc.* ................       59,283,675
                                                             --------------
                                                                110,002,144
                                                             --------------
                    Computer/Video Chains (0.7%)
200,000             Circuit City Stores, Inc. - Circuit
                      City Group .........................        9,700,000
                                                             --------------
                    Diversified Commercial Services (4.7%)
324,325             Paychex, Inc. ........................       12,932,459
275,900             Scient Corp.* ........................       39,971,012
142,000             Viant Corp.* .........................       11,786,000
                                                             --------------
                                                                 64,689,471
                                                             --------------
                    Diversified Electronic Products (5.8%)
360,000             Gemstar International Group Ltd.
                      (Virgin Islands)* ..................       40,590,000
170,000             JDS Uniphase Corp.* ..................       38,876,875
                                                             --------------
                                                                 79,466,875
                                                             --------------



                    Diversified Financial Services (0.2%)
 35,000             Providian Financial Corp. ............        2,769,375
                                                             --------------
                    E.D.P. Peripherals (0.4%)
 66,100             Lexmark International Group, Inc.
                      (Class A)* .........................        5,486,300
                                                             --------------
                    Electronic Components (1.3%)
 75,000             Rambus Inc.* .........................        5,268,750
160,000             Solectron Corp.* .....................       13,180,000
                                                             --------------
                                                                 18,448,750
                                                             --------------
                    Electronic Production Equipment (0.5%)
116,000             Jabil Circuit, Inc.* .................        7,416,750
                                                             --------------
                    Engineering & Construction (0.9%)
312,400             Metromedia Fiber Network, Inc.
                      (Class A)* .........................       12,085,975
                                                             --------------
                    Generic Drugs (0.3%)
 86,200             Andrx Corp.* .........................        4,433,913
                                                             --------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Portfolio of Investments November 30, 1999, continued




   NUMBER OF
     SHARES                                                         VALUE
----------------                                              ------------------
                    Internet Services (18.3%)
  130,500           Ariba Inc.* ...........................   $    23,522,625
  163,000           At Home Corp. (Series A)* .............         7,915,687
   21,900           Commerce One, Inc.* ...................         7,183,200
  151,400           Exodus Communications, Inc.* ..........        16,313,350
   41,400           Kana Communications, Inc.* ............         6,080,625
  209,500           Portal Software, Inc.* ................        24,511,500
  232,500           Starmedia Network Inc.* ...............         6,873,281
  267,200           VeriSign, Inc.* .......................        49,632,400
  205,500           Vignette Corp.* .......................        42,512,813
  315,915           Yahoo! Inc.* ..........................        67,250,406
                                                              ---------------
                                                                  251,795,887
                                                              ---------------
                    Investment Bankers/Brokers/
                      Services (3.0%)
1,374,300           E*TRADE Group, Inc.* ..................        41,229,000
                                                              ---------------
                    Investment Managers (1.2%)
  441,700           Price (T.) Rowe Associates, Inc. ......        15,873,594
                                                              ---------------
                    Life Insurance (1.0%)
  298,400           Hartford Life, Inc. (Class A) .........        13,353,400
                                                              ---------------
                    Medical Equipment &
                      Supplies (0.6%)
  103,700           VISX, Inc.* ...........................         8,043,231
                                                              ---------------
                    Medical Specialties (1.5%)
  200,000           Bard (C.R.), Inc. .....................        10,862,500
  136,700           Minimed, Inc.* ........................        10,004,731
                                                              ---------------
                                                                   20,867,231
                                                              ---------------
                    Mid-Sized Banks (0.2%)
  100,000           First Tennessee National Corp. ........         3,287,500
                                                              ---------------
                    Motor Vehicles (0.5%)
  115,000           Harley-Davidson, Inc. .................         7,015,000
                                                              ---------------
                    Movies/Entertainment (1.0%)
  250,000           Westwood One, Inc.* ...................        14,312,500
                                                              ---------------
                    Other Consumer Services (4.6%)
  295,300           eBay Inc.* ............................        48,724,500
  217,400           Homestore.Com Inc.* ...................        14,144,588
                                                              ---------------
                                                                   62,869,088
                                                              ---------------
                    Other Pharmaceuticals (0.8%)
  109,000           Sepracor, Inc.* .......................        10,573,000
                                                              ---------------
                    Other Specialty Stores (0.4%)
  187,500           Bed Bath & Beyond, Inc.* ..............         5,859,375
                                                              ---------------
                    Other Telecommunications (3.7%)
  307,600           AT&T Canada Inc. (Canada)* ............        11,573,450
  325,000           Broadwing Inc. ........................         9,465,625
  555,516           Global Crossing Ltd. (Bermuda)*........        24,164,946
  128,200           McLeodUSA, Inc. (Class A)* ............         5,512,600
                                                              ---------------
                                                                   50,716,621
                                                              ---------------


   NUMBER OF
     SHARES                                                         VALUE
-----------------                                             ------------------
                    Precision Instruments (0.4%)
  100,000           Waters Corp.* .........................   $     4,900,000
                                                              ---------------
                    Semiconductors (7.0%)
  394,400           Altera Corp.* .........................        21,248,300
  452,700           Maxim Integrated Products, Inc.*.......        36,329,175
  425,000           Xilinx, Inc.* .........................        38,010,938
                                                              ---------------
                                                                   95,588,413
                                                              ---------------
                    Services to the Health Industry (1.2%)
  135,000           Express Scripts, Inc. (Class A)* ......         6,851,250
  343,300           MedQuist Inc.* ........................         9,784,050
                                                              ---------------
                                                                   16,635,300
                                                              ---------------
                    Smaller Banks (0.6%)
  125,000           Zions Bancorporation ..................         8,062,500
                                                              ---------------
                    Telecommunications
                      Equipment (6.5%)
  450,500           American Tower Corp. (Class A)*........        11,769,313
  200,000           QUALCOMM Inc.* ........................        72,450,000
   25,000           Sycamore Networks Inc.* ...............         5,568,750
                                                              ---------------
                                                                   89,788,063
                                                              ---------------
                    TOTAL COMMON STOCKS
                    (Identified Cost $723,344,313).........     1,334,945,848
                                                              ---------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
              SHORT-TERM INVESTMENT (2.7%)
              REPURCHASE AGREEMENT
$ 36,810      The Bank of New York 5.375%
              due 12/01/99 (dated 11/30/99;
              proceeds $36,815,163) (a)
              (Identified Cost $36,809,667)..........       36,809,667
                                                        --------------


TOTAL INVESTMENTS
(Identified Cost $760,153,980) (b).........        99.8%     1,371,755,515
OTHER ASSETS IN EXCESS OF
LIABILITIES ...............................         0.2          3,390,153
                                                  -----     --------------
NET ASSETS ................................       100.0%    $1,375,145,668
                                                  =====     --------------

--------------------------------
*       Non-income producing security.
(a) Collateralized by $37,078,056 U.S. Treasury Note 6.125% due 09/30/00 valued at $37,539,730.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $628,876,349 and the aggregate gross unrealized depreciation is $17,274,814, resulting in net unrealized appreciation of $611,601,535.


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1999

ASSETS:
Investments in securities, at value
  (identified cost $760,153,980) ..................................      $1,371,755,515
Receivable for:
   Shares of beneficial interest sold .............................           6,788,582
   Investments sold ...............................................             755,711
   Dividends ......................................................              41,731
Deferred organizational expenses ..................................              41,081
Prepaid expenses and other assets .................................             121,603
                                                                         --------------
   TOTAL ASSETS ...................................................       1,379,504,223
                                                                         ==============
LIABILITIES:
Payable for:
   Shares of beneficial interest repurchased ......................           2,629,665
   Plan of distribution fee .......................................             795,036
   Investment management fee ......................................             829,199
Accrued expenses and other payables ...............................             104,655
                                                                         --------------
   TOTAL LIABILITIES ..............................................           4,358,555
                                                                         --------------
   NET ASSETS .....................................................      $1,375,145,668
                                                                         ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................      $  743,256,860
Net unrealized appreciation .......................................         611,601,535
Accumulated undistributed net realized gain .......................          20,287,273
                                                                         --------------
   NET ASSETS .....................................................      $1,375,145,668
                                                                         ==============
CLASS A SHARES:
Net Assets ........................................................         $19,934,043
Shares Outstanding (unlimited authorized, $.01 par value) .........             589,256
   NET ASSET VALUE PER SHARE ......................................              $33.83
                                                                                 ======
   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ................              $35.70
                                                                                 ======
CLASS B SHARES:
Net Assets ........................................................      $1,315,929,755
Shares Outstanding (unlimited authorized, $.01 par value) .........          39,445,753
   NET ASSET VALUE PER SHARE ......................................              $33.36
                                                                                 ======
CLASS C SHARES:
Net Assets ........................................................         $34,897,583
Shares Outstanding (unlimited authorized, $.01 par value) .........           1,049,821
   NET ASSET VALUE PER SHARE ......................................              $33.24
                                                                                 ======
CLASS D SHARES:
Net Assets ........................................................          $4,384,287
Shares Outstanding (unlimited authorized, $.01 par value) .........             129,081
   NET ASSET VALUE PER SHARE ......................................              $33.97
                                                                                 ======



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended November 30, 1999


NET INVESTMENT LOSS:
INCOME
Interest ..................................................    $  1,334,422
Dividends (net of $6,000 foreign withholding tax) .........         534,042
                                                               ------------
   TOTAL INCOME ...........................................       1,868,464
                                                               ------------
EXPENSES
Plan of distribution fee (Class A shares) .................          16,178
Plan of distribution fee (Class B shares) .................       4,436,240
Plan of distribution fee (Class C shares) .................         109,805
Investment management fee .................................       3,257,327
Management fee ............................................       1,034,415
Investment advisory fee ...................................         689,610
Transfer agent fees and expenses ..........................         656,717
Shareholder reports and notices ...........................         154,252
Registration fees .........................................          92,140
Professional fees .........................................          69,781
Organizational expenses ...................................          33,034
Custodian fees ............................................          26,780
Trustees' fees and expenses ...............................          21,565
Other .....................................................          19,200
                                                               ------------
   TOTAL EXPENSES .........................................      10,617,044
                                                               ------------
   NET INVESTMENT LOSS ....................................      (8,748,580)
                                                               ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .........................................      44,590,626
Net change in unrealized appreciation .....................     422,052,427
                                                               ------------
   NET GAIN ...............................................     466,643,053
                                                               ------------
NET INCREASE ..............................................    $457,894,473
                                                               ============



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                             FOR THE YEAR         FOR THE YEAR
                                                                ENDED                 ENDED
                                                          NOVEMBER 30, 1999     NOVEMBER 30, 1998
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................     $  (8,748,580)        $ (3,698,987)
Net realized gain ....................................        44,590,626           31,236,102
Net change in unrealized appreciation ................       422,052,427           37,809,903
                                                           ---------------       -------------
   NET INCREASE ......................................     $ 457,894,473           65,347,018
                                                           ---------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares .......................................              (707)              -
Class B shares .......................................           (54,653)              -
Class C shares .......................................            (1,211)              -
Class D shares .......................................                (4)              -
                                                           ----------------      -------------
   TOTAL DISTRIBUTIONS ...............................           (56,575)              -
                                                           ---------------       -------------
Net increase (decrease) from transactions in shares of
  beneficial interest ................................       703,430,965          (26,033,572)
                                                           ---------------       -------------
   NET INCREASE ......................................     1,161,268,863           39,313,446
NET ASSETS:
Beginning of period ..................................       213,876,805          174,563,359
                                                           ---------------       -------------
   END OF PERIOD .....................................     $1,375,145,668        $213,876,805
                                                           ===============       =============

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Mid-Cap Equity Trust (the "Fund"), formerly TCW/DW Mid-Cap Equity Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities, including common stocks and securities convertible into common stock, issued by medium-sized companies. The Fund was organized as a Massachusetts business trust on October 17, 1995 and commenced operations on February 27, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued

more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES - The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $165,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to a new Investment Management Agreement that took effect June 28, 1999, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the portion of net assets not exceeding $500 million and 0.725% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's Investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a new Sub-Advisory Agreement that took effect June 28, 1999 between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

Prior to June 28, 1999, pursuant to a Management Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Former Manager"), the Fund paid the Former Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Management Agreement, the Manager maintained certain of the Fund's books and records and furnished, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and paid the salaries of all personnel, including officers of the Fund who were employees of the Manager. The Manager also bore the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Prior to June 28, 1999, pursuant to an Investment Advisory Agreement with the current Sub-Advisor, the Fund paid an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Investment Advisory Agreement, the Fund had retained the current Sub-Advisor to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The current Sub-Advisor obtained and evaluated such information and advice relating to the economy,

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued

securities markets, and specific securities as it considered necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the current Sub-Advisor paid the salaries of all personnel, including officers of the Fund, who were employees of the current Sub-Advisor.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued

sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $25,765,238 at November 30, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended November 30, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended November 30, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $3,082, $693,550 and $10,375, respectively and received $154,526 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1999 aggregated $512,599,322 and $310,931,925, respectively.

For the year ended November 30, 1999, the Fund incurred brokerage commissions of $9,005 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1999, the Fund had transfer agent fees and expenses payable of approximately $4,000.


5. FEDERAL INCOME TAX STATUS

As part of the Fund's acquisition of the assets of Morgan Stanley Dean Witter Mid-Cap Growth Fund ("Mid-Cap Growth"), the Fund obtained a net capital loss carryover of approximately $18,137,000 from Mid-Cap Growth. Utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations. During the year ended November 30, 1999, the Fund utilized

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued

approximately $7,851,000 of this carryover. At November 30, 1999, the Fund had a net capital loss carryover remaining of approximately $10,286,000 which will be available through November 30, 2005 to offset future capital gains to the extent provided by regulations.

As of November 30, 1999, the Fund had temporary book/tax differences attributable to unused capital loss carryover and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $8,748,580.

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                                FOR THE YEAR                      FOR THE YEAR
                                                                    ENDED                            ENDED
                                                              NOVEMBER 30, 1999                NOVEMBER 30, 1998
                                                      --------------------------------- --------------------------------
                                                           SHARES           AMOUNT            SHARES          AMOUNT
                                                      --------------- -----------------  --------------- ----------------
CLASS A SHARES
Sold ................................................       634,895    $   17,175,647           70,760    $     975,219
Reinvestment of distributions .......................            23               593            -              -
Acquisition of Morgan Stanley Dean Witter Mid-Cap
 Growth Fund ........................................       137,952         3,450,632
Repurchased .........................................      (254,595)       (6,451,822)          (5,127)         (68,294)
                                                           --------    --------------           ------    -------------
Net increase - Class A ..............................       518,275        14,175,050           65,633          906,925
                                                           --------    --------------           ------    -------------
CLASS B SHARES
Sold ................................................    11,267,017       301,595,088        2,515,413       32,751,132
Reinvestment of distributions .......................         1,986            50,366            -              -
Acquisition of Morgan Stanley Dean Witter Mid-Cap
 Growth Fund ........................................    20,363,981       503,472,815
Repurchased .........................................    (5,905,022)     (145,463,060)      (4,871,632)     (60,224,693)
                                                         ----------    --------------       ----------    -------------
Net increase (decrease) - Class B ...................    25,727,962       659,655,209       (2,356,219)     (27,473,561)
                                                         ----------    --------------       ----------    -------------
CLASS C SHARES
Sold ................................................       849,493        22,720,952           41,665          574,086
Reinvestment of distributions .......................            44             1,113            -              -
Acquisition of Morgan Stanley Dean Witter Mid-Cap
 Growth Fund ........................................       264,929         6,532,755
Repurchased .........................................      (110,763)       (2,910,576)          (3,216)         (41,022)
                                                         ----------    --------------       ----------    -------------
Net increase - Class C ..............................     1,003,703        26,344,244           38,449          533,064
                                                         ----------    --------------       ----------    -------------
CLASS D SHARES
Sold ................................................       688,208        18,792,852            -              -
Reinvestment of distributions .......................             -                 4            -              -
Acquisition of Morgan Stanley Dean Witter Mid-Cap
 Growth Fund ........................................        11,712           294,460
Repurchased .........................................      (571,762)      (15,830,854)           -              -
                                                         ----------    --------------       ----------    -------------
Net increase - Class D ..............................       128,158         3,256,462             -             -
                                                         ----------    --------------       ----------    -------------
Net increase (decrease) in Fund .....................    27,378,098    $  703,430,965       (2,252,137)   $ (26,033,572)
                                                         ==========    ==============       ==========    =============

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued

7. ACQUISITION OF MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND

On June 28, 1999, the Fund acquired all the net assets of the Morgan Stanley Dean Witter Mid-Cap Growth Fund ("Mid-Cap Growth") based on the respective valuations as of the close of business on June 25, 1999, pursuant to a plan of reorganization approved by the shareholders of Mid-Cap Growth on June 8, 1999. The acquisition was accomplished by a tax-free exchange of 137,952 Class A shares of the Fund at a net asset value of $25.02 per share for 223,982 Class A shares of Mid-Cap Growth; 20,363,981 Class B shares of the Fund at a net asset value of $24.73 per share for 33,262,962 Class B shares of Mid-Cap Growth; 264,929 Class C shares of the Fund at a net asset value of $24.66 per share for 431,232 Class C shares of Mid-Cap Growth; and 11,712 Class D shares of the Fund at a net asset value of $25.14 per share for 19,083 Class D shares of Mid-Cap Growth. The net assets of the Fund and Mid-Cap Growth immediately before the acquisition were $355,933,256 and $513,750,663, respectively, including unrealized appreciation of $102,903,526 for Mid-Cap Growth. Immediately after the acquisition, the combined net assets of the Fund amounted to $869,683,919.

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                            FOR THE PERIOD
                                                      FOR THE YEAR        FOR THE YEAR      JULY 28, 1997*
                                                         ENDED               ENDED              THROUGH
                                                   NOVEMBER 30, 1999   NOVEMBER 30, 1998   NOVEMBER 30, 1997
------------------------------------------------------------------------------------------------------------
CLASS A SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............     $15.60                $10.88              $10.85
                                                      ------                ------              ------
Income (loss) from investment operations:
 Net investment loss ............................      (0.34)                (0.18)              (0.06)
 Net realized and unrealized gain ...............      18.57                  4.90                0.09
                                                      ------                ------              ------
Total income from investment operations .........      18.23                  4.72                0.03
                                                      ------                ------              ------
Net asset value, end of period ..................     $33.83(4)             $15.60              $10.88
                                                      ======                ======              ======
TOTAL RETURN+ ...................................     116.89 %               43.38 %              0.28 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................       1.23 %(3)             1.55 %(3)           1.55 %(2)
Net investment loss .............................      (0.93)%(3)            (1.40)%(3)          (1.46)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........    $19,934                $1,107                 $58
Portfolio turnover rate .........................         51 %                  52 %                49 %

-------------
 *  The date shares were first issued.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) Includes the effect of a capital gain distribution of $0.004.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS, continued



                                                                                                                FOR THE PERIOD
                                                                   FOR THE YEAR ENDED NOVEMBER 30             FEBRUARY 27, 1996*
                                                         ---------------------------------------------------       THROUGH
                                                               1999#              1998#          1997**#      NOVEMBER 30, 1996
                                                         ------------------ ------------------ ------------- -------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................            $5.46           $10.85          $10.92           $10.00
                                                                   ------           ------          ------           ------
Income (loss) from investment operations:
 Net investment loss ...................................            (0.42)           (0.26)          (0.22)           (0.13)
 Net realized and unrealized gain ......................            18.32             4.87            0.15             1.05
                                                                   ------           ------          ------           ------
Total income (loss) from investment operations .........            17.90             4.61           (0.07)            0.92
                                                                   ------           ------          ------           ------
Net asset value, end of period .........................           $33.36(4)        $15.46          $10.85           $10.92
                                                                   ======           ======          ======           ======
TOTAL RETURN+ ..........................................           115.82 %          42.49 %         (0.64)%           9.20 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................             1.74 %(3)        2.20 %(3)       2.29 %           2.28 %(2)
Net investment loss ....................................            (1.44)%(3)       (2.05)%(3)      (2.16)%          (1.79)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................       $1,315,930         $212,043        $174,412         $205,274
Portfolio turnover rate ................................               51 %             52 %            49 %             25 %(1)

--------------
 *    Commencement of operations.
 ** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)   Includes the effect of a capital gain distribution of $0.004.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Financial Highlights, continued



                                                                                            FOR THE PERIOD
                                                      FOR THE YEAR        FOR THE YEAR      JULY 28, 1997*
                                                         ENDED               ENDED              THROUGH
                                                   NOVEMBER 30, 1999   NOVEMBER 30, 1998   NOVEMBER 30, 1997
                                                  ------------------- ------------------- ------------------
CLASS C SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............        $15.45               $10.85             $10.85
                                                         ------               ------             ------
Income (loss) from investment operations:
 Net investment loss ............................         (0.52)               (0.28)             (0.08)
 Net realized and unrealized gain ...............         18.31                 4.88               0.08
                                                         ------               ------             ------
Total income from investment operations .........         17.79                 4.60                  -
                                                         ------               ------             ------
Net asset value, end of period ..................        $33.24(4)            $15.45             $10.85
                                                         ======               ======             ======
TOTAL RETURN+ ...................................        115.18 %              42.27 %             0.09 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................          1.99 %(3)            2.30 %(3)          2.32 %(2)
Net investment loss .............................         (1.69)%(3)           (2.15)%(3)         (2.22)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........       $34,898                 $712                $83
Portfolio turnover rate .........................            51 %                 52 %               49 %

--------------
 *  The date shares were first issued.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) Includes the effect of a capital gain distribution of $0.004.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Financial Highlights, continued



                                                                                            FOR THE PERIOD
                                                      FOR THE YEAR        FOR THE YEAR      JULY 28, 1997*
                                                         ENDED               ENDED              THROUGH
                                                   NOVEMBER 30, 1999   NOVEMBER 30, 1998   NOVEMBER 30, 1997
------------------------------------------------------------------------------------------------------------
CLASS D SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............     $15.66               $10.89              $10.85
                                                      ------               ------              ------
Income (loss) from investment operations:
 Net investment loss ............................      (0.21)               (0.15)              (0.05)
 Net realized and unrealized gain ...............      18.52                 4.92                0.09
                                                      ------               ------              ------
Total income from investment operations .........      18.31                 4.77                0.04
                                                      ------               ------              ------
Net asset value, end of period ..................     $33.97(4)            $15.66              $10.89
                                                      ======               ======              ======
TOTAL RETURN+ ...................................     116.96 %              43.80 %              0.37 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................       0.99 %(3)            1.30 %(3)           1.30 %(2)
Net investment loss .............................      (0.69)%(3)           (1.15)%(3)          (1.19)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........     $4,384                  $15                 $10
Portfolio turnover rate .........................         51 %                 52 %                49 %

--------------
 *  The date shares were first issued.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) Includes the effect of a capital gain distribution of $0.004.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Report of Independent Accountants

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Mid-Cap Equity Trust (the "Fund"), formerly TCW/DW Mid-Cap Equity Trust, at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 11, 2000



--------------------------------------------------------------------------------
                      1999 FEDERAL TAX NOTICE (unaudited)
During the year ended November 30, 1999, the Fund paid shareholders $.004 per share from long-term capital gains.
--------------------------------------------------------------------------------

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Douglas S. Foreman
Vice President

Christopher J. Ainley
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


SUB-ADVISOR
TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.



MORGAN STANLEY
DEAN WITTER
MID-CAP
EQUITY TRUST


[GRAPHIC OMITTED]


ANNUAL REPORT
NOVEMBER 30, 1999

                                           PROSPECTUS -  JUNE 30, 1999

MORGAN STANLEY DEAN WITTER



                                             MID-CAP DIVIDEND GROWTH SECURITIES






                                          A MUTUAL FUND THAT SEEKS TOTAL RETURN



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                    Investment Objective .........................................   1
                            Principal Investment Strategies ..............................   1
                            Principal Risks ..............................................   1
                            Past Performance  ............................................   2
                            Fees and Expenses ............................................   3
                            Additional Investment Strategy Information ...................   4
                            Additional Risk Information  .................................   5
                            Fund Management ..............................................   7
Shareholder Information     Pricing Fund Shares ..........................................   8
                            How to Buy Shares  ...........................................   8
                            How to Exchange Shares .......................................  10
                            How to Sell Shares ...........................................  12
                            Distributions ................................................  14
                            Tax Consequences .............................................  14
                            Share Class Arrangements .....................................  15
Financial Highlights         .............................................................  23
Our Family of Funds          ............................................... Inside Back Cover

                            This Prospectus contains important information about the Fund.
                            Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]


      INVESTMENT OBJECTIVE
--------------------------------
Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities seeks total return.


(sidebar)
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
(end sidebar)



[GRAPHIC OMITTED]

      PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------
The Fund will normally invest at least 65% of its total assets in a diversified portfolio of common stocks and other equity securities of companies whose capitalization falls within the range of companies comprising the Standard & Poor's Mid-Cap 400 Index, which capitalization range is approximately between $207 million and $13.9 billion as of May 28, 1999, that currently pay dividends and that have the potential for increasing dividends. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks that are underated and that currently pay dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Fund's portfolio.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In addition, the Fund may invest in certain other common stocks, fixed-income, convertible and foreign securities.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading or investment strategies while not using others.



[GRAPHIC OMITTED]


      PRINCIPAL RISKS
--------------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Fund will invest in medium-sized companies that involve greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with other common stocks, fixed-income, convertible and foreign securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC OMITTED]


      PAST PERFORMANCE
----------------------------
The table below provides some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

(sidebar)
TOTAL RETURNS
This table compares the Fund's returns with those of a broad measure of market performance over time, as well as with an index of Funds with similar investment objectives. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)


TOTAL RETURNS (AS OF DECEMBER 31, 1998)

                                   LIFE OF FUND
                                  (SINCE 5/27/98)
  Class A                            -12.87%
  Class B                            -13.27%
  Class C                            -13.29%
  Class D                            -12.74%
  S&P Mid-Cap 400 Index(1)           -11.34%
  Lipper Mid-Cap Fund Index(2)        6.44%

(1) The S&P Mid-Cap 400 Index is a market-value weighted index, the performance of which is based on the average performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(2) The Lipper Mid-Cap Fund Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

[GRAPHIC OMITTED]


      FEES AND EXPENSES
-----------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

(sidebar)
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended February 28, 1999.
(end sidebar)


                                                   CLASS A       CLASS B       CLASS C      CLASS D
  SHAREHOLDER FEES
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)     5.25%(1)      None          None        None
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)           None(2)       5.00%(3)      1.00%(4)    None

  ANNUAL FUND OPERATING EXPENSES
  Management fee                                    0.75%         0.75%         0.75%       0.75%
  Distribution and service (12b-1) fees             0.25%         1.00%         1.00%       None
  Other expenses                                    0.30%         0.30%         0.30%       0.30%
  Total annual Fund operating expenses              1.30%         2.05%         2.05%       1.05%

(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                IF YOU SOLD YOUR      IF YOU HELD YOUR
                    SHARES:                SHARES:
              1 YEAR     3 YEARS     1 YEAR     3 YEARS
-----------   --------   ---------   --------   --------
  CLASS A      $ 651      $ 917       $651       $ 917
-----------    -----      -----       ----       -----
  CLASS B      $ 708      $ 944       $208       $ 644
-----------    -----      -----       ----       -----
  CLASS C      $ 308      $ 644       $208       $ 644
-----------    -----      -----       ----       -----
  CLASS D      $ 108      $ 335       $108       $ 335
-----------    -----      -----       ----       -----


Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.



[GRAPHIC OMITTED]


      ADDITIONAL INVESTMENT STRATEGY INFORMATION
---------------------------------------------------------
This section provides additional information relating to the Fund's principal strategies.

Other Common Stocks and Fixed-Income Securities. The Fund may invest up to 35% of its assets in common stocks of U.S. companies that fall outside the range of mid-cap securities or in non-dividend paying mid-cap securities and in U.S. government securities, investment grade corporate debt securities and/or money market instruments. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

Convertible Securities. The Fund may invest up to 35% of its assets in convertible bonds or preferred stocks that are convertible into common stock. There are no minimum rating or quality requirements with respect to convertible securities in which the Fund may invest. The Fund will not invest in convertible securities that are in default in payment of principal or interest.

Foreign Securities. The Fund may invest up to 25% of its assets in equity securities (including depository receipts) issued by foreign issuers. The Fund will invest in foreign securities whose market capitalization is within the range of the companies comprising the S&P Mid-Cap Index. Although certain of these securities may not be mid-cap companies in the foreign markets in which they trade, they will be included in the mid-cap securities in which the Fund may invest. The Fund may invest any amount of its assets in foreign securities (including depository receipts) that are listed in the U.S. on a national securities exchange. A depository receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its total assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.



[GRAPHIC OMITTED]

      ADDITIONAL RISK INFORMATION
----------------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments that fall outside the range of mid-cap securities or non-dividend paying mid-cap securities. These stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Fixed-Income Securities. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities, such as corporate debt securities, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Convertible Securities. The Fund also may invest a portion of its assets in convertible securities, which are debt or preferred securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. All or a portion of the convertible securities in which the Fund may invest will generally be below investment grade. Securities below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Foreign Securities. The Fund's investments in foreign securities (including depository receipts) may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets.

Year 2000. The Fund could be adversely affected if the computer systems necessary for the efficient operation of the Investment Manager, the Fund's other service providers and the markets and corporate and governmental issuers in which the Fund invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund, the Investment Manager and its affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.




[GRAPHIC OMITTED]


       FUND MANAGEMENT
----------------------------
The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

(sidebar)
MORGAN STANLEY DEAN
WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, has more than $134 billion in assets under management or administration as of May 31, 1999.
(end sidebar)

The Fund's portfolio is managed within the Investment Manager's Growth and Income Group. Paul D. Vance, Senior Vice President of the Investment Manager and Steven M. MacNamara, Assistant Vice President of the Investment Manager, are the primary portfolio managers of the Fund. Mr. Vance has been a portfolio manager with the Investment Manager for over five years. Mr. MacNamara has been a portfolio manager with the Investment Manager since April, 1996, and was a Senior Portfolio Manager with Investment Advisors International from February, 1991 until December, 1995.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended February 28, 1999, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]


       PRICING FUND SHARES
-------------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, if the Fund holds securities primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]

      HOW TO BUY SHARES
------------------------------
You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (800) THE-DEAN for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at: www.deanwitter.com/funds
(end sidebar)

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated, less any applicable front-end sales charge, after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)


MINIMUM INVESTMENT AMOUNTS

                                                                            MINIMUM INVESTMENT
INVESTMENT OPTIONS                                                        INITIAL       ADDITIONAL
  Regular Accounts                                                         $1,000          $100
  Individual Retirement Accounts:                         Regular IRAs     $1,000          $100
                                                          Education IRAs   $500            $100
  EasyInvest(SM)
  (Automatically from your checking or savings account or
  Money Market Fund)                                                       $ 100*          $100*

*    Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]



      HOW TO EXCHANGE SHARES
------------------------------------
Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's Prospectus for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.

Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current Prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. Certain services normally available to shareholders of Money Market Funds, including the check writing privilege, are not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time, on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanely Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Frequent Exchanges. A pattern of frequent exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Fund will notify you in advance of limiting your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]


      HOW TO SELL SHARES
------------------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS               PROCEDURES
--------------------- --------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or
  Financial Advisor   other authorized financial representative.
                      --------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------- --------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                      o  your account number;
[GRAPHIC OMITTED]     o  the dollar amount or the number of shares you wish to sell;
                      o  the Class of shares you wish to sell; and
                      o  the signature of each owner as it appears on the account.
                      --------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean
                      Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at (800)
                      869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      --------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ
                      07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      --------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
--------------------- --------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on
[GRAPHIC OMITTED]     $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                      --------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      --------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean
                      Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------- --------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, payment of the sale proceeds may be delayed for the minimum time needed to verify that the check has been honored (not more than fifteen days from the time we receive the check).

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]

      DISTRIBUTIONS
------------------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

(sidebar)
TARGETED DIVIDENDSSM
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends and capital gains are distributed semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]

       TAX CONSEQUENCES
----------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in

Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.



[GRAPHIC OMITTED]


       SHARE CLASS ARRANGEMENTS
-------------------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and the maximum annual 12b-1 fees applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                       ANNUAL 12B-1 FEE
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during first year.                                                                       0.25%
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years.                1.0%
  C       1.0% CDSC during first year                                                              1.0%
  D       None                                                                                     None


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)

                                                  FRONT-END SALES CHARGE
                                           PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION           PUBLIC OFFERING PRICE     OF AMOUNT INVESTED
  Less than $25,000                            5.25%                   5.54%
  $25,000 but less than $50,000                4.75%                   4.99%
  $50,000 but less than $100,000               4.00%                   4.17%
  $100,000 but less than $250,000              3.00%                   3.09%
  $250,000 but less than $1 million            2.00%                   2.04%
  $1 million and over                             0                       0

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of shares within a thirteen-month period. It is available for purchases of Class A shares of Multi-Class Funds and/or shares of FSC Funds. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your

Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

o A MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to purchase, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES
CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)


                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
  First                                      5.0%
  Second                                     4.0%
  Third                                      3.0%
  Fourth                                     2.0%
  Fifth                                      2.0%
  Sixth                                      1.0%
  Seventh and thereafter                     None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares held for you as a participant in a MSDW Eligible Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B shares.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Dean Witter Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that Fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following categories of investors:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

o    Certain unit investment trusts sponsored by Dean Witter Reynolds.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS A

                                FOR THE PERIOD MAY 27, 1998*
                                 THROUGH FEBRUARY 28, 1999**
 SELECTED PER SHARE DATA
 Net asset value, beginning of period      $10.00
------------------------------------------ -------
 Income (loss) from investment operations
  Net investment income                      0.06
  Net realized and unrealized loss          (2.17)
                                           -------
 Total loss from investment operations      (2.11)
------------------------------------------ -------
 Less dividends from
  Net investment income                     (0.06)
 Net asset value, end of period            $ 7.83
------------------------------------------ -------
 TOTAL RETURN+(1)                          (21.13)%
 RATIOS TO AVERAGE NET ASSETS (2)(3)
 Expenses                                    1.30%
 Net investment income                       0.93%
 SUPPLEMENTAL DATA
 Net assets, end of period, in thousands   $9,536
 Portfolio turnover rate (1)                  124%


*     Commencement of operations.

** The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS B

                                  FOR THE PERIOD MAY 27, 1998*
                                  THROUGH FEBRUARY 28, 1999**
 SELECTED PER SHARE DATA
 Net asset value, beginning of period        $  10.00
------------------------------------------   ---------
 Income (loss) from investment operations
  Net investment income                          0.01
  Net realized and unrealized loss              (2.17)
                                             ---------
 Total loss from investment operations          (2.16)
------------------------------------------   ---------
 Less dividends from
  Net investment income                         (0.02)
 Net asset value, end of period                $ 7.82
------------------------------------------  ----------
 TOTAL RETURN+(1)                              (21.59)%
 RATIOS TO AVERAGE NET ASSETS (2)(3)
 Expenses                                        2.05%
 Net investment income                           0.18%
 SUPPLEMENTAL DATA
 Net assets, end of period, in thousands     $283,779
 Portfolio turnover rate (1)                      124%

*     Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS C

                                 FOR THE PERIOD MAY 27, 1998*
                                 THROUGH FEBRUARY 28, 1999**
 SELECTED PER SHARE DATA
 Net asset value, beginning of period       $ 10.00
------------------------------------------  --------
 Income (loss) from investment operations
  Net investment income                        0.01
  Net realized and unrealized loss            (2.17)
                                            --------
 Total loss from investment operations        (2.16)
------------------------------------------  --------
 Less dividends from
  Net investment income                       (0.02)
 Net asset value, end of period             $  7.82
------------------------------------------  --------
 TOTAL RETURN+(1)                            (21.61)%
 RATIOS TO AVERAGE NET ASSETS (2)(3)
 Expenses                                      2.05%
 Net investment income                         0.18%
 SUPPLEMENTAL DATA
 Net assets, end of period, in thousands    $ 18,075
 Portfolio turnover rate (1)                    124%

*     Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D

                                 FOR THE PERIOD MAY 27, 1998*
                                 THROUGH FEBRUARY 28, 1999**
 SELECTED PER SHARE DATA
 Net asset value, beginning of period      $ 0.00
------------------------------------------ -------
 Income (loss) from investment operations
  Net investment income                      0.06
  Net realized and unrealized loss          (2.16)
                                           -------
 Total loss from investment operations      (2.10)
------------------------------------------ -------
 Less dividends from
  Net investment income                     (0.07)
 Net asset value, end of period            $ 7.83
------------------------------------------ -------
 TOTAL RETURN+(1)                          (21.01)%
 RATIOS TO AVERAGE NET ASSETS (2)(3)
 Expenses                                    1.05%
 Net investment income                       1.18%
 SUPPLEMENTAL DATA
 Net assets, end of period, in thousands   $1,485
 Portfolio turnover rate (1)                  124%

*     Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

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                                                                              27

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28

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

                          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------

GROWTH FUNDS

GROWTH FUNDS
Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Equity Fund
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust
Small Cap Growth Fund
Special Value Fund
Value Fund

THEME FUNDS
Financial Services Trust

Health Sciences Trust
Information Fund
Natural Resource Development Securities
Precious Metals and Minerals Trust

GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas" Portfolio
European Growth Fund
Fund of Funds - International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

--------------------------------------------------------------------------------

GROWTH & INCOME FUNDS

Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds - Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund

Total Return Trust
Value-Added Market Series/Equity Portfolio

THEME FUNDS
Global Utilities Fund
Real Estate Fund
Utilities Fund

GLOBAL FUNDS
Global Dividend Growth Securities

--------------------------------------------------------------------------------

INCOME FUNDS

GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund(NL)

GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust(FSC)
Limited Term Municipal Trust(NL)
Multi-State Municipal Series Trust(FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

--------------------------------------------------------------------------------

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund(MM)
U.S. Government Money Market Trust(MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust(MM)
New York Municipal Money Market Trust(MM)
Tax-Free Daily Income Trust(MM)

There may be Funds created after this Prospectus was published. Please consult the inside back cover of a new Fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                               PROSPECTUS - JUNE 30, 1999

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            WWW.DEANWITTER.COM/FUNDS


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.
TICKER SYMBOLS:

  Class A:            MDVAX
-------------------------------
  Class B:            MDVBX
-------------------------------

  Class C:            MDVCX
-------------------------------
  Class D:            MDVDX
-------------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8577)


MORGAN STANLEY DEAN WITTER


                                                        MID-CAP DIVIDEND GROWTH
                                                                     SECURITIES






                                                       A MUTUAL FUND THAT SEEKS
                                                                   TOTAL RETURN

MORGAN STANLEY DEAN WITTER MID-CAP
  DIVIDEND GROWTH SECURITIES                             Two World Trade Center,
LETTER TO THE SHAREHOLDERS February 28, 1999            New York, New York 10048


DEAR SHAREHOLDER:

The fiscal year ended February 28, 1999, proved to be very volatile in the markets, both domestically and abroad. After a peak in the market in the middle of July, the markets sold off on fears of problems in several foreign economies and their potential impact on the United States. In the fall, the Fed lowered the federal-funds rate by 75 basis points and investors regained their confidence. The markets rebounded, closing the calendar year with above-20-percent returns for the fourth year in a row. While interest rates continued their decline, inflation remained in check and the markets continued to hit new highs.

Throughout this period, medium-sized companies continued to underperform larger companies as investors favored more established better-known companies during the market's late summer downturn. This divergence became even more severe when coupled with the continuing underperformance of value-oriented stocks relative to growth-oriented stocks.


PERFORMANCE

The volatility exhibited by equity markets over the period under review was evident in the performance of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities. From its inception on May 27, 1998, through February 28, 1999, the Fund's Class A, B, C and D shares posted returns of --21.13 percent, --21.59 percent, --21.61 percent and --21.01 percent, respectively. Performance of the Fund's four share classes varies because of differing expenses. During the same period, the Standard & Poor's 400 Midcap Index returned 1.40 percent, while the Lipper Mid-Cap Fund Index returned 2.51 percent. The accompanying chart compares the performance of the Fund's four share classes with that of the S&P 400 Midcap and Lipper indexes.

The Fund's underperformance of its benchmark indexes can be attributed to its focus on dividend-paying mid-cap stocks that we believe to have attractive valuations. Forty percent of the S&P 400 Midcap Index's

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS February 28, 1999, continued


performance during the period was due to a small number of growth stocks. Since many of these companies generally do not pay dividends, they do not meet the Fund's screening process.

In selecting securities for the Fund's portfolio we employ an analytical screening process. This process is a blend of both quantitative and qualitative factors. At the end of the fiscal year, the Fund was well diversified, with positions in 55 common stocks spread among 37 different industry groups. Among the better-known names in the Fund's portfolio on February 28, 1999, were CompUSA (computer/video chains), Conseco (life insurance), Aetna (managed health care), Dole Food (packaged foods), Polaroid (photographic products) and Mattel (recreational products/toys).


LOOKING AHEAD

As the Fund enters its new fiscal year, many mid-cap stocks are selling at very attractive valuations after a prolonged period of underperformance. We believe that, given the market's cyclical nature, this trend should be expected to reverse as investors once again look for bargains in an overvalued market.

We remain convinced that the continued use of our disciplined screening process and our focus on dividend-paying mid-cap stocks will be key to the Fund's long-term performance. We believe securities that pay cash dividends offer the potential for growth of both investment capital and dividend income, the primary components of total return. Historically, investors have been willing to pay for that income flow, making dividend-paying stocks particularly attractive during periods of market weakness or uncertainty. With this in mind we remain true to our strategy as we continue to build a sound portfolio poised for total return over the long term.

We appreciate your ongoing support of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FUND PERFORMANCE February 28, 1999


                                    [GRAPH]

Date                  Class A     Class B     Class C     Class D     S&P 400     LIPPER
----                  -------     -------     -------     -------     -------     ------
May, 27, 1998         $10,000     $10,000     $10,000     $10,000     $10,000     $10,000
May 31, 1998          $10,060     $10,060     $10,060     $10,060     $10,091     $10,000
June 30, 1998          $9,660      $9,650      $9,650      $9,660     $10,155     $10,484
July 31, 1998          $8,890      $8,880      $8,880      $8,890      $9,761      $9,999
August 31, 1998        $7,490      $7,470      $7,470      $7,490      $7,944      $7,979
September 30, 1998     $7,640      $7,620      $7,620      $7,650      $8,686      $8,602
October 31, 1998       $8,410      $8,380      $8,380      $8,410      $9,462      $9,026
November 30, 1998      $8,630      $8,590      $8,590      $8,640      $9,934      $9,612
December 31, 1998      $8,713      $8,673      $8,671      $8,726     $11,134     $10,644
January 31, 1999       $8,351      $8,302      $8,311      $8,363     $10,701     $10,930
February 28, 1999      $7,473(3)   $7,450(3)   $7,761(3)   $7,899(3)  $10,140     $10,251

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR EACH CLASS OF SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                     CLASS A SHARES**
----------------------------------------------------------
PERIOD ENDED 2/28/99
----------------------
Since Inception             -21.13%(1)        -25.27%(2)

                     CLASS C SHARES++
---------------------------------------------------------
PERIOD ENDED 2/28/99
---------------------
Since Inception             -21.61%(1)        -22.39%(2)

                     CLASS B SHARES+
---------------------------------------------------------
PERIOD ENDED 2/28/99
---------------------
Since Inception             -21.59%(1)        -25.50%(2)

                     CLASS D SHARES++
---------------------------------------------------------
PERIOD ENDED 2/28/99
----------------------
Since Inception             -21.01%(1)

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on February 28, 1999.
(4) The S&P Midcap 400 Index is a market-value weighted index, the performance of which is based on the average performance of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Mid-Cap Fund Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
* For periods of less than one year, the fund quotes its total return on a non-annualized basis.
**   The maximum front-end sales charge for Class A is 5.25%.
+ The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
++ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS February 28, 1999

 NUMBER OF
   SHARES                                                            VALUE
-----------------------------------------------------------------------------
                    COMMON STOCKS (98.8%)
                    Aerospace (3.1%)
  100,000           Goodrich (B.F.) Co. (The) ................   $  3,412,500
  165,000           Lockheed Martin Corp. ....................      6,218,437
                                                                 ------------
                                                                    9,630,937
                                                                 ------------
                    Auto Parts: O.E.M. (1.9%)
  137,300           Borg-Warner Automotive, Inc. .............      5,981,131
                                                                 ------------
                    Casino/Gambling (3.5%)
  195,000           International Game Technology ............      3,705,000
  365,000           Mirage Resorts, Inc.* ....................      7,117,500
                                                                 ------------
                                                                   10,822,500
                                                                 ------------
                    Computer/Video Chains (1.4%)
  425,000           CompUSA, Inc.* ...........................      4,462,500
                                                                 ------------
                    Construction/Agricultural
                    Equipment/Trucks (3.3%)
  749,000           AGCO Corp. ...............................      4,915,312
  276,000           Case Corp. ...............................      5,382,000
                                                                 ------------
                                                                   10,297,312
                                                                 ------------
                    Containers/Packaging (1.9%)
  250,000           Owens-Illinois, Inc.* ....................      5,984,375
                                                                 ------------
                    Contract Drilling (3.6%)
  280,000           Diamond Offshore Drilling, Inc. ..........      5,792,500
  616,000           ENSCO International, Inc. ................      5,467,000
                                                                 ------------
                                                                   11,259,500
                                                                 ------------
                    Discount Chains (2.2%)
  270,000           Consolidated Stores Corp.* ...............      6,800,625
                                                                 ------------
                    E.D.P. Services (3.5%)
  185,000           Cambridge Technology Partners,
                     Inc.* ...................................      4,648,125
  250,000           CIBER, Inc.* .............................      6,281,250
                                                                 ------------
                                                                   10,929,375
                                                                 ------------
                    Electronic Components (0.9%)
   85,000           Hadco Corp.* .............................      2,698,750
                                                                 ------------
                    Finance -- Consumer (2.1%)
  160,000           Household International, Inc. ............      6,500,000
                                                                 ------------
                    Finance Companies (1.8%)
  145,000           Countrywide Credit Industries,
                     Inc. ....................................      5,491,875
                                                                 ------------
                    Food Distributors (2.1%)
  271,800           Richfood Holdings, Inc. ..................      6,455,250
                                                                 ------------
                    Hospital/Nursing Management (2.3%)
  255,000           HCR Manor Care, Inc.* ....................      5,705,625
1,192,900           Sun Healthcare Group, Inc.* ..............      1,640,237
                                                                 ------------
                                                                    7,345,862
                                                                 ------------

 NUMBER OF
   SHARES                                                            VALUE
-----------------------------------------------------------------------------
                    Hotels/Resorts (1.9%)
  590,000           Prime Hospitality Corp.* .................   $  6,047,500
                                                                 ------------
                    Life Insurance (2.1%)
  215,000           Conseco, Inc. ............................      6,436,562
                                                                 ------------
                    Major Banks (2.0%)
  140,000           Republic New York Corp. ..................      6,343,750
                                                                 ------------
                    Major Chemicals (4.0%)
  219,000           Hercules, Inc. ...........................      6,063,562
  330,000           IMC Global, Inc. .........................      6,579,375
                                                                 ------------
                                                                   12,642,937
                                                                 ------------
                    Managed Health Care (6.0%)
   80,000           Aetna Inc. ...............................      5,925,000
  414,000           First Health Group Corp.* ................      6,624,000
  362,000           Humana, Inc.* ............................      6,335,000
                                                                 ------------
                                                                   18,884,000
                                                                 ------------
                    Medical/Nursing Services (2.4%)
  220,000           HEALTHSOUTH Corp.* .......................      2,557,500
  900,000           PhyCor, Inc.* ............................      4,837,500
                                                                 ------------
                                                                    7,395,000
                                                                 ------------
                    Metals Fabrications (1.9%)
  330,000           Timken Co. (The) .........................      5,836,875
                                                                 ------------
                    Multi-Sector Companies (1.4%)
  150,000           Tenneco, Inc. ............................      4,490,625
                                                                 ------------
                    Oil Refining/Marketing (1.9%)
  295,000           USX-Marathon Group .......................      6,102,812
                                                                 ------------
                    Other Specialty Stores (3.6%)
  557,300           Friedman's, Inc. (Class A) ...............      5,816,819
  410,000           General Nutrition Companies,
                    Inc.* ....................................      5,458,125
                                                                 ------------
                                                                   11,274,944
                                                                 ------------
                    Packaged Foods (4.0%)
  200,000           Dole Food Co., Inc. ......................      6,300,000
  260,700           Interstate Bakeries Corp. ................      6,256,800
                                                                 ------------
                                                                   12,556,800
                                                                 ------------
                    Photographic Products (1.0%)
  125,000           Polaroid Corp. ...........................      2,984,375
                                                                 ------------
                    Real Estate Investment Trust (6.2%)
  680,000           Equity Inns, Inc. ........................      6,417,500
  275,000           FelCor Lodging Trust Inc. ................      6,496,875
  169,700           Kimco Realty Corp. .......................      6,437,994
                                                                 ------------
                                                                   19,352,369
                                                                 ------------
                    Recreational Products/Toys (3.8%)
  638,300           K2 Inc. ..................................      5,625,019
  241,500           Mattel, Inc. .............................      6,369,563
                                                                 ------------
                                                                   11,994,582
                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS February 28, 1999, continued

  NUMBER OF
   SHARES                                                       VALUE
-----------------------------------------------------------------------
               Rental/Leasing Companies (3.9%)
  500,000      Budget Group, Inc. (Class A)* ...........   $  5,843,750
  240,000      Ryder System, Inc. ......................      6,480,000
                                                           ------------
                                                             12,323,750
                                                           ------------
               Retail -- Specialty (2.1%)
  450,000      Rexall Sundown, Inc.* ...................      6,440,625
                                                           ------------
               Savings & Loan Associations (3.9%)
  270,000      Dime Bancorp, Inc. ......................      6,682,500
  140,000      Washington Mutual, Inc. .................      5,600,000
                                                           ------------
                                                             12,282,500
                                                           ------------
               Specialty Chemicals (1.9%)
  325,000      Crompton & Knowles Corp. ................      6,012,500
                                                           ------------
               Specialty Insurers (2.1%)
  106,000      MBIA, Inc. ..............................      6,525,625
                                                           ------------
               Specialty Steels (2.0%)
  141,900      Nucor Corp. .............................      6,323,419
                                                           ------------
               Steel/Iron Ore (2.0%)
  245,000      USX-U.S. Steel Group ....................      6,201,563
                                                           ------------
               Textiles (3.1%)
  322,100      Guilford Mills, Inc. ....................      3,985,988
  467,800      Unifi, Inc. .............................      5,642,838
                                                           ------------
                                                              9,628,826
                                                           ------------
               Tobacco (2.0%)
  235,000      RJR Nabisco Holdings Corp. ..............      6,418,438
                                                           ------------

               TOTAL COMMON STOCKS
               (Identified Cost $368,413,130) ..........    309,160,369
                                                           ------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                   VALUE
-----------------------------------------------------------------------
                SHORT-TERM INVESTMENT (0.9%)
                REPURCHASE AGREEMENT
 $    2,925     The Bank of New York 4.75%
                due 03/01/99 (dated 02/26/99;
                proceeds $2,926,209) (a)
                (Amortized Cost $2,925,051) ............   $  2,925,051
                                                           ------------

TOTAL INVESTMENTS
(Identified Cost $371,338,181) (b)                99.7%     312,085,420
OTHER ASSETS IN EXCESS OF
LIABILITIES ..................................     0.3          790,247
                                                 -----     ------------
NET ASSETS ...................................   100.0%    $312,875,667
                                                 =====     ============

--------------
*    Non-income producing security.
(a) Collateralized by $2,384,067 U.S. Treasury Bond 7.875% due 02/15/21 valued at $2,983,552.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,201,964 and the aggregate gross unrealized depreciation is $67,454,725, resulting in net unrealized depreciation of $59,252,761.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
February 28, 1999

ASSETS:
Investments in securities, at value
  (identified cost $371,338,181) ..................................   $312,085,420
Receivable for:
   Investments sold ...............................................     10,282,469
   Dividends ......................................................        297,840
   Shares of beneficial interest sold .............................        146,331
Deferred organizational expenses ..................................         61,976
Prepaid expenses and other assets .................................        109,393
                                                                      ------------
   TOTAL ASSETS ...................................................    322,983,429
                                                                      ------------
LIABILITIES:
Payable for:
   Investments purchased ..........................................      8,611,524
   Shares of beneficial interest repurchased ......................        845,422
   Plan of distribution fee .......................................        263,251
   Investment management fee ......................................        202,972
Accrued expenses and other payables ...............................        184,593
                                                                      ------------
   TOTAL LIABILITIES ..............................................     10,107,762
                                                                      ------------
   NET ASSETS .....................................................   $312,875,667
                                                                      ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................   $406,684,779
Net unrealized depreciation .......................................    (59,252,761)
Net realized loss .................................................    (34,556,351)
                                                                      ------------
   NET ASSETS .....................................................   $312,875,667
                                                                      ============
CLASS A SHARES:
Net Assets ........................................................     $9,536,116
Shares Outstanding (unlimited authorized, $.01 par value) .........      1,218,589
   NET ASSET VALUE PER SHARE ......................................          $7.83
                                                                             =====
   MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value) ..............          $8.26
                                                                             =====
CLASS B SHARES:
Net Assets ........................................................   $283,779,367
Shares Outstanding (unlimited authorized, $.01 par value) .........     36,299,590
   NET ASSET VALUE PER SHARE ......................................          $7.82
                                                                             =====
CLASS C SHARES:
Net Assets ........................................................    $18,074,791
Shares Outstanding (unlimited authorized, $.01 par value) .........      2,311,718
   NET ASSET VALUE PER SHARE ......................................          $7.82
                                                                             =====
CLASS D SHARES:
Net Assets ........................................................     $1,485,393
Shares Outstanding (unlimited authorized, $.01 par value) .........        189,690
   NET ASSET VALUE PER SHARE ......................................          $7.83
                                                                             =====

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the period May 27, 1998* through February 28, 1999

NET INVESTMENT INCOME:
INCOME
Dividends .........................................   $  5,402,422
Interest ..........................................        864,060
                                                      ------------
   TOTAL INCOME ...................................      6,266,482
                                                      ------------
EXPENSES
Plan of distribution fee (Class A shares) .........         20,128
Plan of distribution fee (Class B shares) .........      2,549,049
Plan of distribution fee (Class C shares) .........        167,088
Investment management fee .........................      2,103,972
Transfer agent fees and expenses ..................        481,572
Registration fees .................................        224,409
Professional fees .................................         65,024
Custodian fees ....................................         33,677
Shareholder reports and notices ...................         22,566
Organizational expenses ...........................         10,246
Trustees' fees and expenses .......................          7,378
Other .............................................          8,685
                                                      ------------
   TOTAL EXPENSES .................................      5,693,794
                                                      ------------
   NET INVESTMENT INCOME ..........................        572,688
                                                      ------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .................................    (34,556,351)
Net unrealized depreciation .......................    (59,252,761)
                                                      ------------
   NET LOSS .......................................    (93,809,112)
                                                      ------------
NET DECREASE ......................................   $(93,236,424)
                                                      ============

--------------
* Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE PERIOD
                                                                          MAY 27, 1998*
                                                                             THROUGH
                                                                        FEBRUARY 28, 1999
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................................    $    572,688
Net realized loss ....................................................     (34,556,351)
Net unrealized depreciation ..........................................     (59,252,761)
                                                                          ------------
   NET DECREASE ......................................................     (93,236,424)
                                                                          ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares .......................................................         (78,008)
Class B shares .......................................................        (866,259)
Class C shares .......................................................         (52,602)
Class D shares .......................................................          (3,143)
                                                                          ------------
   TOTAL DIVIDENDS ...................................................      (1,000,012)
                                                                          ------------
Net increase from transactions in shares of beneficial interest ......     407,012,103
                                                                          ------------
   NET INCREASE ......................................................     312,775,667
NET ASSETS:
Beginning of period ..................................................         100,000
                                                                          ------------
   END OF PERIOD .....................................................    $312,875,667
                                                                          ============

--------------
* Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS February 28, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek total return. The Fund seeks to achieve its objective by investing primarily in domestic and foreign equity securities of companies whose market capitalization falls within the capitalization range of the companies comprising the Standard and Poor's Midcap 400 Index and that currently pay dividends and that have the potential for increasing dividends. The Fund was organized as a Massachusetts business trust on December 23, 1997 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on May 27, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS February 28, 1999, continued


upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- The Investment Manager incurred the organizational expenses of the Fund in the amount of approximately $72,000 and was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS February 28, 1999, continued


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS February 28, 1999, continued


redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $21,286,639 at February 28, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended February 28, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended February 28, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $841,536 and $25,401, respectively and received $94,934 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended February 28, 1999 aggregated $831,615,904 and $428,646,423, respectively.

For the period ended February 28, 1999, the Fund incurred $288,085 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At February 28, 1999, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with DWR of $3,454,617 and $757,500, respectively.

For the period ended February 28, 1999, the Fund incurred $116,705 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, and affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 1999, the Fund had transfer agent fees and expenses payable of approximately $3,600.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS February 28, 1999, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                            FOR THE PERIOD
                                             MAY 27, 1998*
                                                THROUGH
                                           FEBRUARY 28, 1999
                                    -------------------------------
                                        SHARES          AMOUNT
                                    -------------- ----------------
CLASS A SHARES
Sold ..............................    1,553,857    $  14,971,777
Reinvestment of dividends .........        8,612           71,827
Redeemed ..........................     (346,380)      (2,873,074)
                                       ---------    -------------
Net increase - Class A ............    1,216,089       12,170,530
                                       ---------    -------------
CLASS B SHARES
Sold ..............................   46,157,509      451,064,311
Reinvestment of dividends .........       97,339          811,803
Redeemed ..........................   (9,957,758)     (82,556,557)
                                      ----------    -------------
Net increase - Class B ............   36,297,090      369,319,557
                                      ----------    -------------
CLASS C SHARES
Sold ..............................    3,086,861       30,246,228
Reinvestment of dividends .........        5,944           49,573
Redeemed ..........................     (783,587)      (6,546,367)
                                      ----------    -------------
Net increase - Class C ............    2,309,218       23,749,434
                                      ----------    -------------
CLASS D SHARES
Sold ..............................      323,389        2,934,148
Reinvestment of dividends .........          159            1,329
Redeemed ..........................     (136,358)      (1,162,895)
                                      ----------    -------------
Net increase - Class D ............      187,190        1,772,582
                                      ----------    -------------
Net increase in Fund ..............   40,009,587    $ 407,012,103
                                      ==========    =============

---------------
*  Commencement of operations.

6. FEDERAL INCOME TAX STATUS

At February 28, 1999, the Fund had a net capital loss carryover of approximately $26,212,000 which will be available through February 28, 2007 to offset future capital gains to the extent provided by regulations.

As of February 28, 1999, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment income was credited $427,324.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

                                                      FOR THE PERIOD MAY 27, 1998* THROUGH FEBRUARY 28, 1999**
                                                      ---------------------------------------------------------
                                                        CLASS A          CLASS B         CLASS C      CLASS D
                                                         SHARES           SHARES          SHARES       SHARES
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............      $10.00           $10.00          $10.00       $10.00
                                                         ------           ------          ------       ------
Income (loss) from investment operations:
 Net investment income ............................        0.06             0.01            0.01         0.06
 Net realized and unrealized loss .................       (2.17)           (2.17)          (2.17)       (2.16)
                                                         ------           ------          ------       ------
Total loss from investment operations .............       (2.11)           (2.16)          (2.16)       (2.10)
                                                         ------           ------          ------       ------
Less dividends from net investment income .........       (0.06)           (0.02)          (0.02)       (0.07)
                                                         ------           ------          ------       ------
Net asset value, end of period ....................       $7.83            $7.82           $7.82        $7.83
                                                         ======           ======          ======       ======
TOTAL RETURN+(1) ..................................      (21.13)%         (21.59)%        (21.61)%     (21.01)%

RATIOS TO AVERAGE NET ASSETS (2) (3):
Expenses ..........................................        1.30%            2.05%           2.05%        1.05%
Net investment income .............................        0.93%            0.18%           0.18%        1.18%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........      $9,536         $283,779         $18,075       $1,485
Portfolio turnover rate (1) .......................         124%             124%            124%         124%

-------------
*    Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities (the "Fund") at February 28, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period May 27, 1998 (commencement of operations) through February 28, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
April 14, 1999

--------------------------------------------------------------------------------
                       1999 FEDERAL TAX NOTICE (unaudited)

For the period ended February 28, 1999, 100% of the income dividends qualified for dividends received deduction available to corporations.
--------------------------------------------------------------------------------

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Steven M. MacNamara
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



MORGAN STANLEY
DEAN WITTER
MID-CAP DIVIDEND
GROWTH SECURITIES


[GRAPHIC]


ANNUAL REPORT
FEBRUARY 28, 1999

MORGAN STANLEY DEAN WITTER MID-CAP
DIVIDEND GROWTH SECURITIES                               Two World Trade Center,
LETTER TO THE SHAREHOLDERS August 31, 1999              New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended August 31, 1999, financial markets around the world continued to experience volatility. Following a brief, marked rebound in small and value-oriented stocks during April, the markets returned to a large-company-growth focus. After a peak in the domestic markets in the middle of July, stock prices pulled back toward the end of the period amid concerns that the domestic economy might be growing too fast. This concern was manifested in the Federal Reserve Board's two moves in June and August that raised interest rates a total of 50 basis points while inflation remained low and the economy continued to grow.

PERFORMANCE AND PORTFOLIO

For the six-month period ended August 31, 1999, Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities' Class B shares posted a total return of --0.13 percent compared to 10.92 percent for the Standard & Poor's 400 MidCap Index (S&P 400 MidCap) and 12.50 percent for the Lipper Mid Cap Fund Index. For the same period the Fund's Class A, C and D shares returned 0.26 percent, 0.13 percent and 0.51 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. (Total return figures shown assume the reinvestment of all distributions and do not reflect the deduction of any applicable sales charges.)

The Fund's underperformance of the S&P 400 MidCap Index over the period can be attributed primarily to its lack of exposure to the handful of richly valued growth stocks responsible for more than 50 percent of the index's total return for the period. Under the Fund's current investment strategy of investing exclusively in securities that meet the parameters of our screening process, stocks that do not possess value characteristics have not been eligible for purchase. Our investment process also emphasizes dividends, and fast-growing smaller- to medium-sized companies often do not pay cash dividends.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS August 31, 1999, continued

PORTFOLIO STRUCTURE AND STRATEGY

On August 31, the Fund's portfolio consisted of 44 common stocks spread among 30 industries. To determine which investments to make and hold in the portfolio, we employ an analytical screening process that blends quantitative and qualitative factors. At period end, the portfolio was well diversified across nine major market sectors and was essentially fully invested. The Fund's portfolio managers have decided to adjust the screening process to take advantage of market sectors that have generally not been eligible for purchase by the Fund. In the future, the earnings component of the Fund's screening process will be given greater weight when selecting investments.

LOOKING AHEAD

Going forward, we are convinced that the outlook for the financial markets and the economy is favorable. We believe that the continued use of our stringent screening process that seeks out high-quality attractively valued stocks, as well as monitoring the progress of current investments, will play a key role in the Fund's long-term success. We expect that at some point the underperformance of value stocks relative to growth stocks will reverse. Consequently, we remain confident in our stated objective and strategy and believe that we are building a sound portfolio that is poised for growth over the long term.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is the President and Chief Operating Officer of Asset Management for Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's investment manager. He also serves as Chairman, Chief Executive Officer and Director of the Fund's distributor and transfer agent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities and look forward to continuing to serve your investment objectives.


Very truly yours,


/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
    CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
    Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FUND PERFORMANCE August 31, 1999


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                          CLASS A SHARES*
-------------------------------------------------------------------
PERIOD ENDED 8/31/99
-----------------------
1 Year                          5.57 %(1)           0.03 %(2)
Since Inception (5/27/98)     (16.97)%(1)         (20.45)%(2)


                         CLASS B SHARES+
-------------------------------------------------------------------
PERIOD ENDED 8/31/99
---------------------------
1 Year                          4.83 %(1)          (0.17)%(2)
Since Inception (5/27/98)     (17.61)%(1)         (20.23)%(2)


                         CLASS C SHARES++
-------------------------------------------------------------------
PERIOD ENDED 8/31/99
---------------------------
1 Year                          5.08 %(1)           4.08 %(2)
Since Inception (5/27/98)     (17.46)%(1)         (17.46)%(2)

                CLASS D SHARES#
-------------------------------------------------------------------
PERIOD ENDED 8/31/99
---------------------------
1 Year                          6.00 %(1)
Since Inception (5/27/98)     (16.71)%(1)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
*    The maximum front-end sales charge for Class A is 5.25%.
+ The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
++ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
#    Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS August 31, 1999 (unaudited)

NUMBER OF
 SHARES                                                      VALUE
---------------------------------------------------------------------
            COMMON STOCKS (93.8%)
            Aerospace (8.9%)
268,600     AAR Corp. ................................   $  5,741,325
145,000     Goodrich (B.F.) Co. (The) ................      5,355,937
150,000     Lockheed Martin Corp. ....................      5,550,000
 80,000     Northrop Grumman Corp. ...................      5,800,000
                                                         ------------
                                                           22,447,262
                                                         ------------
            Broadcasting (1.8%)
400,000     Granite Broadcasting Corp.* ..............      4,450,000
                                                         ------------
            Casino/Gambling (2.3%)
505,000     Park Place Entertainment Corp.* ..........      5,712,812
                                                         ------------
            Construction/Agricultural
            Equipment/Trucks (2.2%)
529,000     AGCO Corp. ...............................      5,455,312
                                                         ------------
            Contract Drilling (4.2%)
231,000     ENSCO International Inc. .................      4,923,187
165,000     Transocean Offshore, Inc. ................      5,610,000
                                                         ------------
                                                           10,533,187
                                                         ------------
            Discount Chains (2.1%)
325,000     Consolidated Stores Corp.* ...............      5,240,625
                                                         ------------
            Diversified Commercial Services (3.1%)
360,000     Modis Professional Services, Inc.* .......      5,692,500
 50,000     Navigant Consulting, Inc.* ...............      2,193,750
                                                         ------------
                                                            7,886,250
                                                         ------------
            E.D.P. Services (1.9%)
355,000     Cambridge Technology Partners, Inc.*            4,836,875
                                                         ------------
            Electric Utilities (9.5%)
160,000     Carolina Power & Light Co. ...............      5,820,000
240,000     Edison International .....................      6,090,000
165,000     New Century Energies, Inc. ...............      5,960,625
240,000     SCANA Corp. ..............................      6,000,000
                                                         ------------
                                                           23,870,625
                                                         ------------
            Finance Companies (2.0%)
160,000     Countrywide Credit Industries, Inc. ......      5,140,000
                                                         ------------
            Food Chains (2.1%)
110,000     Albertson's, Inc. ........................      5,273,125
                                                         ------------
            Generic Drugs (2.1%)
150,000     Watson Pharmaceuticals, Inc.* ............      5,381,250
                                                         ------------
            Life Insurance (2.4%)
135,000     ReliaStar Financial Corp. ................      6,083,438
                                                         ------------
            Managed Health Care (2.3%)
 75,000     Aetna Inc. ...............................      5,831,250
                                                         ------------

NUMBER OF
 SHARES                                                      VALUE
---------------------------------------------------------------------
            Natural Gas (4.6%)
325,000     MCN Energy Group Inc. ....................   $  5,809,375
260,000     Sempra Energy ............................      5,801,250
                                                         ------------
                                                           11,610,625
                                                         ------------
            Oil & Gas Production (2.2%)
146,237     Devon Energy Corp. .......................      5,648,404
                                                         ------------
            Oil Refining/Marketing (2.3%)
185,000     USX-Marathon Group .......................      5,758,125
                                                         ------------
            Oilfield Services/Equipment (2.0%)
507,700     Seitel, Inc.* ............................      4,950,076
                                                         ------------
            Other Consumer Services (1.6%)
740,000     Stewart Enterprises, Inc. (Class A) ......      3,977,500
                                                         ------------
            Other Specialty Stores (3.9%)
300,000     AutoNation, Inc.* ........................      3,881,250
672,300     Friedman's, Inc. (Class A) ...............      5,840,606
                                                         ------------
                                                            9,721,856
                                                         ------------
            Paints/Coatings (2.0%)
375,000     RPM, Inc. ................................      4,992,188
                                                         ------------
            Property - Casualty Insurers (2.2%)
 98,000     Allmerica Financial Corp. ................      5,537,000
                                                         ------------
            Real Estate Investment Trusts (4.8%)
280,000     Crescent Real Estate Equities Co. ........      5,810,000
169,700     Kimco Realty Corp. .......................      6,321,325
                                                         ------------
                                                           12,131,325
                                                         ------------
            Recreational Products/Toys (2.2%)
261,500     Mattel, Inc. .............................      5,573,219
                                                         ------------
            Rental/Leasing Companies (2.0%)
565,000     Budget Group, Inc. (Class A)* ............      4,979,063
                                                         ------------
            Specialty Foods/Candy (2.3%)
240,700     Interstate Bakeries Corp. ................      5,761,756
                                                         ------------
            Specialty Insurers (8.5%)
444,900     Capital Re Corp. .........................      5,394,413
243,700     Enhance Financial Services Group
            Inc. .....................................      4,995,850
350,000     First American Financial Corp. (The)            5,206,250
110,000     MBIA, Inc. ...............................      5,706,250
                                                         ------------
                                                           21,302,763
                                                         ------------
            Steel/Iron Ore (2.2%)
210,000     USX-U.S. Steel Group .....................      5,670,000
                                                         ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS August 31, 1999 (unaudited) continued

NUMBER OF
 SHARES                                                      VALUE
---------------------------------------------------------------------
             Textiles (2.2%)
 599,900     Guilford Mills, Inc. ....................   $  5,661,556
                                                         ------------
             Wholesale Distributors (2.0%)
 455,000     IKON Office Solutions, Inc. .............      5,061,875
                                                         ------------

             TOTAL COMMON STOCKS
             (Identified Cost $254,226,274) ..........    236,479,342
                                                         ------------
  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
                SHORT-TERM INVESTMENT (3.8%)
                REPURCHASE AGREEMENT
  $9,462        The Bank of New York 5.50%
                due 09/01/99 (dated 08/31/99;
                proceeds $9,463,665) (a)
                (Identified Cost $9,462,219) ..........     9,462,219
                                                         ------------

TOTAL INVESTMENTS
(Identified Cost $263,688,493) (b).........      97.6%    245,941,561
OTHER ASSETS IN EXCESS OF
LIABILITIES ...............................       2.4       6,099,327
                                                -----    ------------
NET ASSETS ................................     100.0%   $252,040,888
                                                =====    ============

--------------------------------
 *   Non-income producing security.

(a) Collateralized by $4,403,151 U.S. Treasury Bill 0.00% due 11/15/18 valued at $1,262,472 and $8,311,076 U.S. Treasury Note 6.25% due 08/31/02 valued at $8,388,992.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $11,279,008 and the aggregate gross unrealized depreciation is $29,025,940, resulting in net unrealized depreciation of $17,746,932.


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999 (unaudited)

ASSETS:
Investments in securities, at value
  (identified cost $263,688,493).............................. $ 245,941,561
Receivable for:
   Investments sold ..........................................     6,413,289
   Dividends .................................................       220,196
   Shares of beneficial interest sold ........................        97,971
Deferred organizational expenses .............................        54,615
Prepaid expenses and other assets ............................       126,072
                                                               -------------
   TOTAL ASSETS ..............................................   252,853,704
                                                               -------------
LIABILITIES:
Payable for:
   Shares of beneficial interest repurchased .................       387,524
   Plan of distribution fee ..................................       185,746
   Investment management fee .................................       174,801
Accrued expenses and other payables ..........................        64,745
                                                               -------------
   TOTAL LIABILITIES .........................................       812,816
                                                               -------------
   NET ASSETS ................................................ $ 252,040,888
                                                               =============
COMPOSITION OF NET ASSETS:
Paid-in-capital .............................................. $ 342,830,964
Net unrealized depreciation ..................................   (17,746,932)
Accumulated undistributed net investment income ..............       193,265
Accumulated net realized loss ................................   (73,236,409)
                                                               -------------
   NET ASSETS ................................................ $ 252,040,888
                                                               =============
CLASS A SHARES:
Net Assets ...................................................    $7,106,556
Shares Outstanding (unlimited authorized, $.01 par value) ....       905,385
   NET ASSET VALUE PER SHARE .................................         $7.85
                                                                       =====
   MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value) .........         $8.28
                                                                       =====
CLASS B SHARES:
Net Assets ...................................................  $229,979,568
Shares Outstanding (unlimited authorized, $.01 par value) ....    29,441,414
   NET ASSET VALUE PER SHARE .................................         $7.81
                                                                       =====
CLASS C SHARES:
Net Assets ...................................................   $14,234,691
Shares Outstanding (unlimited authorized, $.01 par value) ....     1,817,833
   NET ASSET VALUE PER SHARE .................................         $7.83
                                                                       =====
CLASS D SHARES:
Net Assets ...................................................      $720,073
Shares Outstanding (unlimited authorized, $.01 par value) ....        91,502
   NET ASSET VALUE PER SHARE .................................         $7.87
                                                                       =====

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended August 31, 1999 (unaudited)

NET INVESTMENT INCOME:
INCOME
Dividends .........................................  $   2,906,414
Interest ..........................................        305,802
                                                     -------------
   TOTAL INCOME ...................................      3,212,216
                                                     -------------
EXPENSES
Plan of distribution fee (Class A shares) .........         10,879
Plan of distribution fee (Class B shares) .........      1,370,680
Plan of distribution fee (Class C shares) .........         45,607
Investment management fee .........................      1,132,360
Transfer agent fees and expenses ..................        308,421
Registration fees .................................         69,037
Professional fees .................................         26,277
Custodian fees ....................................         20,097
Shareholder reports and notices ...................         17,163
Organizational expenses ...........................          7,362
Trustees' fees and expenses .......................          6,886
Other .............................................          4,182
                                                     -------------
   TOTAL EXPENSES .................................      3,018,951
                                                     -------------
   NET INVESTMENT INCOME ..........................        193,265
                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss .................................    (38,680,058)
Net change in unrealized depreciation .............     41,505,829
                                                     -------------
   NET GAIN .......................................      2,825,771
                                                     -------------
NET INCREASE ......................................  $   3,019,036
                                                     =============


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE PERIOD
                                                          FOR THE SIX       MAY 27, 1998*
                                                          MONTHS ENDED         THROUGH
                                                        AUGUST 31, 1999   FEBRUARY 28, 1999
---------------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................   $     193,265     $     572,688
Net realized loss ....................................     (38,680,058)      (34,556,351)
Net change in unrealized depreciation ................      41,505,829       (59,252,761)
                                                         -------------     -------------
   NET INCREASE (DECREASE) ...........................       3,019,036       (93,236,424)
                                                         -------------     -------------
DIVIDENDS TO SHAREHOLDERS FROM NET
INVESTMENT INCOME:
Class A shares .......................................              --           (78,008)
Class B shares .......................................              --          (866,259)
Class C shares .......................................              --           (52,602)
Class D shares .......................................              --            (3,143)
                                                         -------------     -------------
   TOTAL DIVIDENDS ...................................              --        (1,000,012)
                                                         -------------     -------------
Net increase (decrease) from transactions in shares of
  beneficial interest ................................     (63,853,815)      407,012,103
                                                         -------------     -------------
   NET INCREASE (DECREASE) ...........................     (60,834,779)      312,775,667
NET ASSETS:
Beginning of period ..................................     312,875,667           100,000
                                                         -------------     -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $193,265 and $0, respectively).....................   $ 252,040,888     $ 312,875,667
                                                         =============     =============

---------------------
*    Commencement of operations.


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS August 31, 1999 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek total return. The Fund seeks to achieve its objective by investing primarily in domestic and foreign equity securities of companies whose market capitalization falls within the capitalization range of the companies comprising the Standard and Poor's Mid-Cap 400 Index and that currently pay dividends and that have the potential for increasing dividends. The Fund was organized as a Massachusetts business trust on December 23, 1997 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on May 27, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS August 31, 1999 (unaudited) continued

upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- The Investment Manager incurred the organizational expenses of the Fund in the amount of approximately $72,000 and was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS August 31, 1999 (unaudited) continued

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS August 31, 1999 (unaudited) continued

redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $20,935,857 at August 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended August 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.52%, respectively.

The Distributor has informed the Fund that for the six months ended August 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $2,388, $711,977 and $13,108, respectively and received $17,230 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 1999 aggregated $264,633,575 and $340,140,373, respectively.

For the six months ended August 31, 1999, the Fund incurred $94,245 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At August 31, 1999, the Fund's receivable for investments sold included unsettled trades with DWR of $2,404,508.

For the six months ended August 31, 1999, the Fund incurred $99,020 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At August 31, 1999, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $342,715.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $22,000.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS August 31, 1999 (unaudited) continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                              FOR THE PERIOD
                                                           FOR THE SIX                         MAY 27, 1998*
                                                          MONTHS ENDED                            THROUGH
                                                         AUGUST 31, 1999                     FEBRUARY 28, 1999
                                               -----------------------------------   ---------------------------------
                                                           (unaudited)
                                                    SHARES             AMOUNT            SHARES            AMOUNT
                                               ---------------   -----------------   --------------   ----------------
CLASS A SHARES
Sold .......................................          95,498       $     803,943        1,553,857      $  14,971,777
Reinvestment of dividends ..................              --                  --            8,612             71,827
Redeemed ...................................        (408,702)         (3,399,088)        (346,380)        (2,873,074)
                                                    --------       -------------        ---------      -------------
Net increase (decrease) -- Class A .........        (313,204)         (2,595,145)       1,216,089         12,170,530
                                                    --------       -------------        ---------      -------------
CLASS B SHARES
Sold .......................................       1,963,957          16,503,997       46,157,509        451,064,311
Reinvestment of dividends ..................              --                  --           97,339            811,803
Redeemed ...................................      (8,822,133)        (72,739,103)      (9,957,758)       (82,556,557)
                                                  ----------       -------------       ----------      -------------
Net increase (decrease) -- Class B .........      (6,858,176)        (56,235,106)      36,297,090        369,319,557
                                                  ----------       -------------       ----------      -------------
CLASS C SHARES
Sold .......................................          83,746             697,623        3,086,861         30,246,228
Reinvestment of dividends ..................              --                  --            5,944             49,573
Redeemed ...................................        (577,631)         (4,828,773)        (783,587)        (6,546,367)
                                                  ----------       -------------       ----------      -------------
Net increase (decrease) -- Class C .........        (493,885)         (4,131,150)       2,309,218         23,749,434
                                                  ----------       -------------       ----------      -------------
CLASS D SHARES
Sold .......................................         936,438           8,112,493          323,389          2,934,148
Reinvestment of dividends ..................              --                  --              159              1,329
Redeemed ...................................      (1,034,626)         (9,004,907)        (136,358)        (1,162,895)
                                                  ----------       -------------       ----------      -------------
Net increase (decrease) -- Class D .........         (98,188)           (892,414)         187,190          1,772,582
                                                  ----------       -------------       ----------      -------------
Net increase (decrease) in Fund ............      (7,763,453)      $ (63,853,815)      40,009,587      $ 407,012,103
                                                  ==========       =============       ==========      =============

---------------
*    Commencement of operations.


6. FEDERAL INCOME TAX STATUS

At February 28, 1999, the Fund had a net capital loss carryover of approximately $26,212,000 which will be available through February 28, 2007 to offset future capital gains to the extent provided by regulations.

As of February 28, 1999, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                 FOR THE PERIOD
                                                              FOR THE SIX         MAY 27, 1998*
                                                              MONTHS ENDED           THROUGH
                                                            AUGUST 31, 1999     FEBRUARY 28, 1999
-------------------------------------------------------------------------------------------------
                                                              (unaudited)
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................        $ 7.83               $10.00
                                                                ------               ------
Income (loss) from investment operations:
 Net investment income .................................          0.04                 0.06
 Net realized and unrealized loss ......................         (0.02)               (2.17)
                                                                ------               ------
Total income (loss) from investment operations .........          0.02                (2.11)
                                                                ------               ------
Less dividends from net investment income ..............            --                (0.06)
                                                                ------               ------
Net asset value, end of period .........................        $ 7.85               $ 7.83
                                                                ======               ======
TOTAL RETURN+ (1) ......................................          0.26%              (21.13)%
RATIOS TO AVERAGE NET ASSETS: (2) (3)
Expenses ...............................................          1.30%                1.30 %
Net investment income ..................................          0.82%                0.93 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................        $7,107               $9,536
Portfolio turnover rate (1) ............................            94%                 124 %


-------------
*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS, continued

                                                                            FOR THE PERIOD
                                                         FOR THE SIX         MAY 27, 1998*
                                                         MONTHS ENDED           THROUGH
                                                       AUGUST 31, 1999     FEBRUARY 28, 1999
---------------------------------------------------------------------------------------------
                                                         (unaudited)
CLASS B SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............          $7.82             $10.00
                                                             -----             ------
Income (loss) from investment operations:
 Net investment income ............................             --               0.01
 Net realized and unrealized loss .................          (0.01)             (2.17)
                                                             -----             ------
Total loss from investment operations .............          (0.01)             (2.16)
                                                             -----             ------
Less dividends from net investment income .........             --              (0.02)
                                                             -----             ------
Net asset value, end of period ....................          $7.81             $ 7.82
                                                             =====             ======
TOTAL RETURN+ (1) .................................          (0.13)%           (21.59)%
RATIOS TO AVERAGE NET ASSETS: (2) (3)
Expenses ..........................................           2.05 %             2.05 %
Net investment income .............................           0.07 %             0.18 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........       $229,980           $283,779
Portfolio turnover rate (1) .......................             94 %              124 %

--------------
 *   Commencement of operations.

 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS, continued


                                                                                 FOR THE PERIOD
                                                              FOR THE SIX         MAY 27, 1998*
                                                              MONTHS ENDED           THROUGH
                                                            AUGUST 31, 1999     FEBRUARY 28, 1999
-------------------------------------------------------------------------------------------------
                                                              (unaudited)
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................        $7.82               $10.00
                                                                -----               ------
Income (loss) from investment operations:
 Net investment income .................................         0.02                 0.01
 Net realized and unrealized loss ......................        (0.01)               (2.17)
                                                                -----               ------
 Total income (loss) from investment operations.........         0.01                (2.16)
                                                                -----               ------
Less dividends from net investment income ..............           --                (0.02)
                                                                -----               ------
Net asset value, end of period .........................        $7.83               $ 7.82
                                                                =====               ======
TOTAL RETURN+ (1) ......................................         0.13%              (21.61)%
RATIOS TO AVERAGE NET ASSETS: (2) (3)
Expenses ...............................................         1.57%                2.05 %
Net investment income ..................................         0.55%                0.18 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................      $14,235              $18,075
Portfolio turnover rate (1) ............................           94%                 124 %

--------------
 *   Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS, continued


                                                                                 FOR THE PERIOD
                                                              FOR THE SIX         MAY 27, 1998*
                                                              MONTHS ENDED           THROUGH
                                                            AUGUST 31, 1999     FEBRUARY 28, 1999
-------------------------------------------------------------------------------------------------
                                                              (unaudited)
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................        $7.83               $10.00
                                                                -----               ------
Income (loss) from investment operations:
 Net investment income .................................         0.04                 0.06
 Net realized and unrealized loss ......................           --                (2.16)
                                                                -----               ------
Total income (loss) from investment operations .........         0.04                (2.10)
                                                                -----               ------
Less dividends from net investment income ..............           --                (0.07)
                                                                -----               ------
Net asset value, end of period .........................        $7.87               $ 7.83
                                                                =====               ======
TOTAL RETURN+ (1) ......................................         0.51%              (21.01)%
RATIOS TO AVERAGE NET ASSETS: (2) (3)
Expenses ...............................................         1.05%                1.05 %
Net investment income ..................................         1.07%                1.18 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................         $720               $1,485
Portfolio turnover rate (1) ............................           94%                 124 %

--------------
 *   Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Steven M. MacNamara
Assistant Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.


MORGAN STANLEY
DEAN WITTER
MID-CAP DIVIDEND
GROWTH SECURITES


[GRAPHIC OMITTED]


SEMIANNUAL REPORT
August 31, 1999

                MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley Dean Witter Mid-Cap Equity Trust ("Mid-Cap Equity") to be issued pursuant to an Agreement and Plan of Reorganization, dated January 26, 2000, between Mid-Cap Equity and Morgan Stanley Dean Witter Mid-Cap Dividend Securities ("Mid-Cap Dividend") in connection with the acquisition by Mid-Cap Equity of substantially all of the assets, subject to stated liabilities, of Mid-Cap Dividend. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated March , 2000. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Mid-Cap Equity at Two World Trade Center, New York, New York 10048 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


     The date of this Statement of Additional Information is March  , 2000.

                               TABLE OF CONTENTS




                                                          PAGE
                                                         -----
INTRODUCTION .........................................     B-3
ADDITIONAL INFORMATION ABOUT MID-CAP EQUITY ..........     B-3
FINANCIAL STATEMENTS .................................     B-4

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated March , 2000 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Mid-Cap Dividend shareholders in connection with the solicitation of proxies by the Board of Trustees of Mid-Cap Dividend to be voted at the Special Meeting of shareholders of Mid-Cap Dividend to be held on June 22, 2000. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Mid-Cap Equity dated January 28, 2000 and the Statement of Additional Information of Mid-Cap Dividend dated June 30, 1999.


                 ADDITIONAL INFORMATION ABOUT NATURAL RESOURCE


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Mid-Cap Equity's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in Mid-Cap Equity's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Mid-Cap Equity, see "Management of the Fund" and "Investment Management and Other Services" in Mid-Cap Equity's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Mid-Cap Equity's investment manager, see "Investment Management and Other Services" in Mid-Cap Equity's Statement of Additional Information. For additional information about Mid-Cap Equity's independent auditors, see "Investment Management and Other Services" in Mid-Cap Equity's Statement of Additional Information. For additional information about other services provided to Mid-Cap Equity, see "Investment Management and Other Services" in Mid-Cap Equity's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Mid-Cap Equity's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Mid-Cap Equity, see "Capital Stock and Other Securities" in Mid-Cap Equity's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Mid-Cap Equity's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Mid-Cap Equity's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Mid-Cap Equity's policies regarding dividends and distributions and tax matters affecting Mid-Cap Equity and its shareholders, see "Taxation of the Fund and Shareholders" in Mid-Cap Equity's Statement of Additional Information.

DISTRIBUTION OF SHARES


     For additional information about Mid-Cap Equity's distributor and the distribution agreement between Mid-Cap Equity and its distributor, see "Investment Management and Other Services" and "Underwriters" in Mid-Cap Equity's Statement of Additional Information.


PERFORMANCE DATA


     For additional information about Mid-Cap Equity's performance, see "Calculation of Performance Data" in Mid-Cap Equity's Statement of Additional Information.


                             FINANCIAL STATEMENTS


     Mid-Cap Equity's most recent audited financial statements are set forth in Mid-Cap Equity's Annual Report for the fiscal year ended November 30, 1999. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Mid-Cap Dividend's most recent audited financial statements are set forth in Mid-Cap Dividend's Annual Report for the fiscal year ended February 28, 1999, and Mid-Cap Dividend's updated, unaudited financial statements are set forth in its unaudited Semi-Annual Report for the six month period ended August 31, 1999, which are incorporated by reference in the Proxy Statement and Prospectus.

STATEMENT OF ADDITIONAL INFORMATION



January 28, 2000

                                                                 MORGAN STANLEY
                                                            DEAN WITTER MID-CAP
                                                                   EQUITY TRUST

--------------------------------------------------------------------------------
     This Statement of Additional Information is not a Prospectus. The Prospectus dated January 28, 2000 for Morgan Stanley Dean Witter Mid-Cap Equity Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS

--------------------------------------------------------------------------------



I.        Fund History .............................................  4
II.       Description of the Fund and Its Investments and Risks ....  4

           A. Classification .......................................  4
           B. Investment Strategies and Risks ......................  4
           C. Fund Policies/Investment Restrictions ................  9
III.     Management of the Fund .................................... 10
           A. Board of Trustees .................................... 10
           B. Management Information ............................... 10
           C. Compensation ......................................... 15
IV.      Control Persons and Principal Holders of Securities ....... 17
V.       Management, Investment Advice and Other Services .......... 17
           A. Investment Manager and Sub-Advisor ................... 17
           B. Principal Underwriter ................................ 18
           C. Services Provided by the Investment Manager
               and the Sub-Advisor ................................. 19
           D. Dealer Reallowances .................................. 20
           E. Rule 12b-1 Plan ...................................... 20
           F. Other Service Providers .............................. 24

VI.      Brokerage Allocation and Other Practices .................. 24
           A. Brokerage Transactions ............................... 24
           B. Commissions .......................................... 25
           C. Brokerage Selection .................................. 25
           D. Directed Brokerage ................................... 26
           E. Regular Broker-Dealers ............................... 26
VII.     Capital Stock and Other Securities ........................ 26
VIII.    Purchase, Redemption and Pricing of Shares ................ 27
           A. Purchase/Redemption of Shares ........................ 27
           B. Offering Price ....................................... 28

IX.      Taxation of the Fund and Shareholders ..................... 28
X.       Underwriters .............................................. 30
XI.      Calculation of Performance Data ........................... 30
XII.     Financial Statements ...................................... 32

                      Glossary of Selected Defined Terms

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian " - The Bank of New York.

     "Dean Witter Reynolds " - Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Distributor " - Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Financial Advisors " - Morgan Stanley Dean Witter authorized financial services representatives.

     "Fund " - Morgan Stanley Dean Witter Mid-Cap Equity Trust, a registered open-end investment company.

     "Investment Manager " - Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

     "Independent Trustees " - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

     "Morgan Stanley Dean Witter Funds " - Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "MSDW " - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

   "MSDW Services Company " - Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Sub-Advisor " - TCW Investment Management Company, a wholly-owned subsidiary of TCW.

     "TCW " - The TCW Group, Inc., a preeminent investment management and investment advisory services firm.

     "Transfer Agent " - Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

     "Trustees " - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized under the laws of the Commonwealth of Massachusetts on October 17, 1995 as a Massachusetts business trust under the name "TCW/DW Mid-Cap Equity Trust." On February 25, 1999 the Fund's Trustees adopted an Amendment to the Fund's Declaration of Trust changing the name of the Fund to Morgan Stanley Dean Witter Mid-Cap Equity Trust, effective June 28, 1999.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to seek long-term capital appreciation.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     The Fund may also invest up to 5% of its assets in convertible securities and other fixed income securities rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). However, the Fund will not invest in convertible and other fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Sub-Advisor.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intent to convert the holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities and obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate; and

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grade by Moody's Investor's Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition, by the Fund, of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and/or Sub-Advisor subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees, investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager and/or Sub-Advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as "private placements" or "restricted securities." Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager and/or Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. The Fund may invest up to 5% of the value of its net assets in rights.

     HIGH YIELD, HIGH RISK SECURITIES. Because of the ability of the Fund to invest in certain high yield, high risk convertible and other fixed-income securities (commonly known as "junk bonds"), the Investment Manager and/or Sub-Advisor must take into account the special nature of such securities and certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, since that time many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

     The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a corresponding volatility in the net asset value of a share of the Fund.

     The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities. In addition, new laws and potential new laws may have an adverse effect upon the value of high yield securities and a corresponding negative impact upon the net asset value of a share of the Fund.

     YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the Sub-Advisor and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today were designed in such a way that they may not be able to recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services.

     Improperly functioning trading systems may result in settlement problems and liquidity issues. Corporate and governmental data processing errors could result in production problems for individual issuers and overall economic uncertainties. Operations ran smoothly from the last week in December through the first few weeks of January, but the year 2000 issue may yet have an adverse impact on financial market participants and other entities, including the issuers whose securities are contained in the Fund's portfolios.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or
(b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1.   Seek long-term capital appreciation.

     The Fund may not:

     1. As to 75% of its assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     2. As to 75% of its assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

     4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction does not apply to any obligation of the United States Government, its agencies or instrumentalities.

     5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     6. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     7. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

     8.   Purchase or sell commodities or commodities contracts.

     9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% of its total assets (not including the amount borrowed).

     10. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings.

     11. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement;
          (b) purchasing any securities on a when-issued or delayed delivery basis; (c) borrowing money; or (d) lending portfolio securities.

     12. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or
          (c) by lending its portfolio securities.

     13.  Make short sales of securities.

     14. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities.

     15. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     16. Invest for the purpose of exercising control or management of any other issuer.

     17. Purchase warrants if, as a result, the Fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange.

     18.  Invest in options or futures contracts.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

III. MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (75% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW or the Sub-Advisor's parent company, TCW. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager or the Sub-Advisor, and with the 93 Morgan Stanley Dean Witter Funds are shown below.


 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS

-------------------------------------------   ---------------------------------------------------------------
Michael Bozic (59) ........................   Vice Chairman of Kmart Corporation (since
Trustee                                       December 1998); Director or Trustee of the Morgan
c/o Kmart Corporation                         Stanley Dean Witter Funds; formerly Chairman
3100 West Big Beaver Road                     and Chief Executive Officer of Levitz Furniture
Troy, Michigan                                Corporation (November 1995-November 1998) and
                                              President and Chief Executive Officer of Hills Department
                                              Stores (May 1991-July 1995);formerly variously Chairman,
                                              Chief Executive Officer,President and Chief Operating
                                              Officer (1987-1991) of the Sears Merchandise Group of Sears,
                                              Roebuck and Co.; Director of Weirton Steel Corporation.

Charles A. Fiumefreddo* (66) ..............   Chairman, Director or Trustee and Chief Executive
Chairman of the Board,                        Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee           formerly Chairman, Chief Executive Officer and
Two World Trade Center                        Director of the Investment Manager, the Distributor
New York, New York                            and MSDW Services Company; Executive Vice
                                              President and Director of Dean Witter Reynolds; Chairman and
                                              Director of the Transfer Agent;formerly Director and/or officer of various MSDW subsidiaries(until June 1998).

Edwin J. Garn (67) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; formerly United States Senator
c/o Huntsman Corporation                      (R-Utah) (1974-1992) and Chairman, Senate
500 Huntsman Way                              Banking Committee (1980-1986); formerly Mayor
Salt Lake City, Utah                          of Salt Lake City, Utah (1971-1974); formerly
                                              Astronaut, Space Shuttle Discovery (April 12-19, 1985);
                                              Vice Chairman, Huntsman Corporation (chemical company);
                                              Director of Franklin Covey (time management systems), BMW Bank of
                                              North America, Inc. (industrialloan corporation), United Space
                                              Alliance (joint venture between Lockheed Martin and the Boeing
                                              Company) and Nuskin Asia Pacific(multilevel marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (65) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of The PMI Group,
c/o Mayer, Brown & Platt                      Inc. (private mortgage insurance); Trustee and
Counsel to the Independent Trustees           Vice Chairman of The Field Museum of Natural
1675 Broadway                                 History; formerly associated with the Allstate
New York, New York                            Companies (1966-1994), most recently as Chairman of The Allstate
                                              Corporation (March 1993- December 1994) and Chairman and Chief
                                              Executive Officer of its wholly-owned subsidiary, Allstate
                                              Insurance Company (July 1989-December 1994); director of
                                              various other business and charitable organizations.



NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Dr. Manuel H. Johnson (50) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanely Dean Witter Funds; Director of Greenwich
                                              Capital Markets, Inc. (broker-dealer) and NVR, Inc.
                                              (home construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System (1986-
                                              1990) and Assistant Secretary of the U.S. Treasury.

Michael E. Nugent (63) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Dean Witter Funds; formerly Vice
New York, New York                            President, Bankers Trust Company and BT Capital
                                              Corporation (1984-1988); director of various
                                              business organizations.

Philip J. Purcell* (56) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                 and Novus Credit Services Inc.; Director of the
New York, New York                            Distributor; Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of American
                                              Airlines, Inc. and its parent company, AMR
                                              Corporation; Director and/or officer of various
                                              MSDW subsidiaries.

John L. Schroeder (69) ....................   Retired; Chairman of the Derivatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Dean Witter Funds; Director of Citizens Utilities
Counsel to the Independent Trustees           Company (telecommunications, gas, electric and
1675 Broadway                                 water utilities company); formerly Executive Vice
New York, New York                            President and Chief Investment Officer of Home
                                              Insurance Company (August 1991-September 1995).



 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS

-------------------------------------------   ----------------------------------------------------------------

Mitchell M. Merin (46) ....................   President and Chief Operating Officer of Asset Management
President                                     of MSDW (since December 1998); President and Director
Two World Trade Center                        (since April 1997) and Chief Executive Officer (since June 1998)
New York, New York                            of the Investment Manager and MSDW Services Company; Chairman, Chief
                                              Executive Officer and Director of the Distributor (since June
                                              1998); Chairman and Chief Executive Officer (since June
                                              1998) and Director (since January 1998) of the Transfer Agent;
                                              Director of various MSDW subsidiaries; President of the
                                              Morgan Stanley Dean Witter Funds(since May 1999); Trustee of various Van Kampen investment companies (since December 1999);
                                              previously Chief Strategic Officer of the Investment Manager and MSDW Services Company and Executive Vice President of the
                                              Distributor (April 1997-June 1998), Vice President of the
                                              Morgan Stanley Dean Witter Funds(May 1997-April 1999), and
                                              Executive Vice President of Dean Witter, Discover & Co.

Barry Fink (45) ...........................   Executive Vice President (since December 1999)
Vice President,                               and Secretary and General Counsel (since
Secretary and General Counsel                 February 1997) and Director (since July 1998) of
Two World Trade Center                        the Investment Manager and MSDW Services
New York, New York                            Company; Executive Vice President (since December 1999) and
                                              Assistant Secretary and Assistant General
                                              Counsel (since February 1997) of the Distributor; Assistant
                                              Secretary of Dean Witter Reynolds(since August 1996); Vice
                                              President, Secretary and General Counsel of the Morgan Stanley
                                              Dean Witter Funds (since February 1997); previously Senior Vice
                                              President (March 1997-December 1999), First Vice President (June
                                              1993-February 1997), Vice President and Assistant Secretary
                                              and Assistant General Counsel of the Investment Manager and MSDW
                                              Services Company, Senior Vice President of the Distributor
                                              (March 1997-December 1999); and Assistant Secretary of the Morgan
                                              Stanley Dean Witter Funds.

Douglas S. Foreman (42) ...................   Chief Investment Officer of U.S. Equities and Group
Vice President                                Managing Director of the Sub-Advisor, Trust
865 South Figueroa Street                     Company of the West and TCW Asset Management
Los Angeles, California                       Company; previously portfolio manager with
                                              Putnam Investments.

Christopher J. Ainley (41) ................   Managing Director of the Sub-Advisor, Trust
Vice President                                Company of the West and TCW Asset Management
865 South Figueroa Street                     Company (since February 1996); formerly Senior
Los Angeles, California                       Vice President of the Sub-Advisor, Trust Company
                                              of the West and TCW Asset Management Company
                                              (May 1994-February 1996).



 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS

-------------------------------------------   ----------------------------------------------------

Thomas F. Caloia (53) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and MSDW
Two World Trade Center                        Services Company; Treasurer of the Morgan Stanley
New York, New York                            Dean Witter Funds.

----------
*Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.

     In addition, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund.

     In addition, Marilyn K. Cranney, Todd Lebo, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian, Assistant Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent director/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     At their June 8, 1999 meeting, shareholders elected or re-elected, as appropriate, the following eight individuals to the Fund's Board of Trustees to serve for indefinite terms: Michael Bozic, Charles A. Fiumefreddo, Edwin Jacob
(Jake) Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip
J. Purcell and John L. Schroeder. Messrs. Fiumefreddo, Johnson, Nugent and Schroeder previously served as Trustees of the Fund and were previously elected by shareholders. Messrs. Bozic, Garn, Hedien and Purcell previously held directorships or trusteeships with the other Morgan Stanley Dean Witter Funds and were elected to replace Messrs. Argue, DeMartini, Larkin and Stern who resigned as Trustees. Messrs. Bozic, Garn, Hedien and Purcell commenced service at the time the new Investment Management Agreement took effect on June 28, 1999. Prior to the effectiveness of the election of Messrs. Bozic, Garn, Hedien and Purcell and the resignation of Messrs. Argue, DeMartini, Larkin and Stern, the Fund paid each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board attended by the Trustee.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended November 30, 1999.

                               FUND COMPENSATION


                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $  750
Edwin J. Garn .................          750
Wayne E. Hedien ...............          750
Dr. Manuel H. Johnson .........        4,250
Michael E. Nugent .............        4,083
John L. Schroeder .............        4,083

     At such time as the Fund has paid fees to the Independent Trustees for a full fiscal year at the lower current compensation rates set forth above, and assuming that during such fiscal year the Fund holds the same number of meetings of the Board, the Independent Trustees and the Committees as were held by the other Morgan Stanley Dean Witter Funds during the calendar year ended December 31, 1999, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be $1,550 and an additional $750 to Dr. Johnson who serves as Chairman of the Audit Committee and an additional $500 to each of Messrs. Nugent and Schroeder, who serve as Chairman of the Insurance Committee and the Derivatives Committee, respectively.

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1999 for services to the 93 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1999.

            Cash Compensation from Morgan Stanley Dean Witter Funds


                                    TOTAL CASH COMPENSATION
NAME OF                            FOR SERVICES TO 93 MORGAN
INDEPENDENT TRUSTEE                STANLEY DEAN WITTER FUNDS

-------------------------------   --------------------------
Michael Bozic .................            $134,600
Edwin J. Garn .................             138,700
Wayne E. Hedien ...............             138,700
Dr. Manuel H. Johnson .........             208,638
Michael E. Nugent .............             193,324
John L. Schroeder .............             193,324

     As of the date of this Statement of Additional Information, 55 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72), Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is

----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 55 Morgan Stanley Dean Witter Funds (not including the Fund) for the year ended December 31, 1999, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1999.

         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS


                                  FOR ALL ADOPTING FUNDS

                             ---------------------------------
                                ESTIMATED
                                 CREDITED
                                  YEARS           ESTIMATED       RETIREMENT BENEFITS         ESTIMATED ANNUAL
                              OF SERVICE AT     PERCENTAGE OF     ACCRUED AS EXPENSES     BENEFITS UPON RETIREMENT
NAME OF                         RETIREMENT         ELIGIBLE              BY ALL                   FROM ALL
INDEPENDENT TRUSTEE            (MAXIMUM 10)      COMPENSATION        ADOPTING FUNDS          ADOPTING FUNDS(2)

--------------------------   ---------------   ---------------   ---------------------   -------------------------
Michael Bozic ............          10               60.44%             $20,933                   $50,588
Edwin J. Garn ............          10               60.44               31,737                    50,675
Wayne E. Hedien ..........           9               51.37               39,566                    43,000
Dr. Manuel H. Johnson.....          10               60.44               13,129                    75,520
Michael E. Nugent ........          10               60.44               23,175                    67,209
John L. Schroeder ........           8               50.37               41,558                    52,994

----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding shares of Class D of the Fund on January 25, 2000: Mark A. Susz rev trust dtd 5/1/97, Mark A. Susz Trustee, 400 West 49th Terr Unit 2188, Kansas City, MO 64112-2303 - 39.29%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. MANAGEMENT, INVESTMENT ADVICE AND OTHER SERVICES

--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISOR

     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses:

securities, asset management and credit services.

     The Sub-Advisor is TCW Investment Management Company, a wholly-owned subsidiary of TCW, whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Sub-Advisor is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Sub-Advisor by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW. The Sub-Advisor was retained to provide sub-advisory services to the Fund effective June 28, 1999.

     Pursuant to an Investment Management Agreement (the "Management Agreement ") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. The Fund pays the

Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; and 0.725% to the portion of daily net assets exceeding $500 million. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

     Under a Sub-Advisory Agreement (the "Sub-Advisory Agreement ") between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of the Investment Manager's fee.

     Prior to June 28, 1999, the Fund was managed by MSDW Services Company, pursuant to a management agreement between the Fund and MSDW Services Company and was advised by TCW Investment Management Company pursuant to an advisory agreement between the Fund and TCW Investment Management Company. As part of an overall consolidation of the TCW/DW Family of Funds and the Morgan Stanley Dean Witter Family of Funds, the Fund's Board of Trustees recommended on February 25, 1999 and shareholders of the Fund approved on June 8, 1999 the Investment Management Agreement between the Fund and the Investment Manager. The Board also recommended and shareholders also approved the Sub-Advisory Agreement between the Investment Manager and TCW Investment Management Company. The fee rate under the Management Agreement with the Investment Manager with respect to the portion of the Fund's average daily net assets not exceeding $500 million is 0.25% lower and with respect to the portion of the Fund's average daily net assets exceeding $500 million is 0.275% lower than the total aggregate fee rate that was in effect under the previous management agreement and advisory agreement combined. For the fiscal years ended November 30, 1997 and 1998 and the period December 1, 1998 through June 27, 1999, MSDW Services Company accrued total compensation under the former management agreement in the amounts of $1,081,715, $1,085,682 and $1,034,415, respectively. For the same periods, TCW Investment Management Company accrued total compensation in its former capacity of advisor to the Fund in the amounts of $721,143, $723,788 and $689,610, respectively. For the fiscal period June 28, 1999 through November 30, 1999, the Investment Manager accrued total compensation under the new Investment Management Agreement in the amount of $3,257,327, of which $1,302,930 was paid to the sub-advisor.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a Selected Dealer Agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business related trips and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISOR

     The Investment Manager supervises the investment of the Fund's assets. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Pursuant to the Sub-Advisory Agreement, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends.

     Expenses not expressly assumed by the Investment Manager or the Sub-Advisor under the Management Agreement and the Sub-Advisory Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager or the Sub-Advisor; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or the Sub-Advisor (not including compensation or expenses of attorneys who are employees of the Investment Manager or the Sub-Advisor); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended November 30, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                               1999                        1998                       1997
                     -------------------------   ------------------------   ------------------------
Class A ..........    FSCs:(1)     $154,526       FSCs:(1)     $ 15,552     FSCs:(1)     $  3,000
                     CDSCs:        $  3,082      CDSCs:        $      0     CDSCs:       $      0
Class B ..........   CDSCs:        $693,550      CDSCs:        $679,862     CDSCs:       $946,000
Class C ..........   CDSCs:        $ 10,375      CDSCs:        $    372     CDSCs:       $      0

----------
(1) FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended November 30, 1999, of $4,436,240. This amount is equal to 0.75% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (a) of the compensation formula under the Plan. For the fiscal year ended November 30, 1999, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $16,178 and $109,805, respectively, which amounts are equal to 0.24% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or Dean Witter Reynolds Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), MSDW Advisors compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in MSDW Advisor's mutual fund asset allocation program, MSDW Advisors compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Manager also compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program).

     The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds' Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund sold after January 1, 2000 and held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Dean Witter Reynolds's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     For the first year only, the retention fee is paid on any shares of the Fund sold after January 1, 2000 and held by shareholders on December 31, 2000.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended November 30, 1999 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $37,540,306 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 6.18% ($2,321,741)-advertising and promotional expenses; (ii) 0.41% ($155,295)-printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 93.40% ($35,063,270)-other expenses, including the gross sales credit and the carrying charge, of which 4.48% ($1,572,317) represents carrying charges, 25.25% ($8,855,201) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 35.75% ($12,534,174) represents overhead and other branch office distribution-related expenses and 34.52% ($12,101,578) represents excess distribution expenses of Morgan Stanley Dean Witter Mid-Cap Growth Fund, the net assets of which were combined with those of the Fund on June 28, 1999 pursuant to an Agreement and Plan of

Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended November 30, 1999 were service fees. The remainder of the amount accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $25,765,238 as of November 30, 1999 (the end of the Fund's fiscal year), which was equal to 1.96% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale totaled $128,662 in the case of Class C at December 31, 1999 (end of the calendar year), which amount was equal to 0.25% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Manager, Dean Witter Reynolds, MSDW Advisors or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds' branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager and/or Sub-Advisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended November 30, 1997, 1998 and 1999, the Fund paid a total of $170,759, $88,027 and $336,574, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

     During the fiscal years ended November 30, 1997, 1998 and 1999, the Fund did not effect any principal transactions with Dean Witter Reynolds.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended November 30, 1997, 1998 and 1999 there were no brokerage fees paid to Dean Witter Reynolds. During the period June 1 through November 30, 1997 and during the fiscal years ended November 30, 1998 and 1999, the Fund paid a total of $1,235, $645, and $9,005, respectively, in brokerage commissions to Morgan Stanley & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. During the fiscal year ended November 30, 1999, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 2.68% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.74% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or Sub-Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager and the Sub-Advisor effect transactions with those brokers and dealers who the Investment Manager and/or Sub-Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or Sub-Advisor believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and the Sub-Advisor. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and/or Sub-Advisor from brokers and dealers may be of benefit to the Investment Manager and/or Sub-Advisor in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and the Sub-Advisor currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and the Sub-Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the funds involved and the number of shares available from the public offering.

D. DIRECTED BROKERAGE

     During the fiscal year ended November 30, 1999, the Fund paid $335,564 in brokerage commissions in connection with transactions in the aggregate amount of $233,461,835 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended November 30, 1999, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year.

VII. CAPITAL STOCK AND OTHER SECURITIES

--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on June 8, 1999. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other continuously offered Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Management, Investment Advice and Other Services-F. Rule 12b-1 Plan."

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or the Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued discount as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager and/or Sub-Advisor will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax on long-term capital gains applicable to individuals is 20%.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax on long-term capital gains is 20%. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of any other continuously offered Morgan Stanley Dean Witter Fund are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans".

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns for Class B for the one year period ended November 30, 1999 and for the period February 27, 1996 (inception of the Class) through November 30, 1999 were 110.82% and 37.60%, respectively. The average annual total returns of

Class A for the fiscal year ended November 30, 1999 and for the period July 28, 1997 (inception of the Class) through November 30, 1999 were 105.51% and 58.86%, respectively. The average annual total returns of Class C for the fiscal year ended November 30, 1999 and for the period July 28, 1997 (inception of the Class) through November 30, 1999 were 114.18% and 61.34%, respectively. The average annual total returns of Class D for the fiscal year ended November 30, 1999 and for the period July 28, 1997 (inception of the Class) through November 30, 1999 were 116.96% and 62.84%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year period ended November 30, 1999 and for the period February 27, 1996 through November 30, 1999 were 115.82% and 37.82%, respectively. The average annual total returns of Class A for the fiscal year ended November 30, 1999 and for the period July 28, 1997 through November 30, 1999 were 116.89% and 62.56%, respectively. The average annual total returns of Class C for the fiscal year ended November 30, 1999 and for the period July 28, 1997 through November 30, 1999 were 115.18% and 61.34%, respectively. The average annual total returns of Class D for the fiscal year ended November 30, 1999 and for the period July 28, 1997 through November 30, 1999 were 116.96% and 62.84%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the total returns for Class B for the one year period ended November 30, 1999 and for the period February 27, 1996 through November 30, 1999 were 115.82% and 233.65%, respectively. The total returns of Class A for the fiscal year ended November 30, 1999 and for the period July 28, 1997 through November 30, 1999 were 116.89% and 211.85%, respectively. The total returns of Class C for the fiscal year ended November 30, 1999 and for the period July 28, 1997 through November 30, 1999 were 115.18% and 206.41%, respectively. The total returns of Class D for the fiscal year ended November 30, 1999 and for the period July 28, 1997 through November 30, 1999 were 116.96% and 213.14%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at November 30, 1999:


                                      INVESTMENT AT INCEPTION OF:
                                 -------------------------------------
                     INCEPTION
CLASS                  DATE       $10,000      $50,000       $100,000
-----------------   ----------   ---------   -----------   -----------
Class A .........   7/28/97      $29,547     $149,688      $302,495
Class B .........   2/27/96       33,365      166,825       333,650
Class C .........   7/28/97       30,641      153,205       306,410
Class D .........   7/28/97       31,314      156,570       313,140

     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended November 30, 1999 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1999


    NUMBER OF
      SHARES                                                        VALUE
-----------------                                            -------------------
                    COMMON STOCKS (97.1%)
                    Accident & Health Insurance (0.6%)
175,000             AFLAC, Inc. ..........................   $    8,378,125
                                                            --------------
                    Advertising (1.9%)
 85,700             DoubleClick Inc.* ....................       13,712,000
225,000             Lamar Advertising Co. (Class A)*......       12,867,187
                                                             --------------
                                                                 26,579,187
                                                             --------------
                    Apparel (0.6%)
100,000             Gucci Group N.V. (Netherlands) .......        8,325,000
                                                             --------------
                    Auto Parts: O.E.M. (0.3%)
200,000             Gentex Corp.* ........................        3,725,000
                                                             --------------
                    Biotechnology (3.3%)
359,900             Biogen, Inc.* ........................       26,272,700
139,400             Genentech, Inc.* .....................       11,970,975
138,900             Gilead Sciences, Inc.* ...............        6,658,519
                                                             --------------
                                                                 44,902,194
                                                             --------------
                    Books/Magazines (0.0%)
 24,400             Playboy Enterprises, Inc.
                      (Class B)* .........................          507,825
                                                             --------------
                    Broadcasting (5.0%)
359,737             Clear Channel Communications,
                      Inc.* ..............................       28,913,861
116,100             Hispanic Broadcasting Corp.* .........        9,556,481
341,200             Univision Communications, Inc.
                      (Class A)* .........................       29,855,000
                                                             --------------
                                                                 68,325,342
                                                             --------------
                    Building Materials/DIY
                      Chains (0.7%)
192,000             Lowe's Companies, Inc. ...............        9,564,000
                                                             --------------
                    Cable Television (3.5%)
279,100             Cablevision Systems Corp.
                      (Class A)* .........................       19,135,794
429,700             EchoStar Communications Corp.
                      (Class A)* .........................       28,360,200
                                                             --------------
                                                                 47,495,994
                                                             --------------
                    Catalog/Specialty
                      Distribution (2.4%)
295,200             Amazon.com, Inc.* ....................       25,092,000
186,900             Drugstore.com, Inc.* .................        7,849,800
                                                             --------------
                                                                 32,941,800
                                                             --------------
                    Clothing/Shoe/Accessory
                      Stores (1.4%)
100,000             Ann Taylor Stores Corp.* .............        4,318,750
312,100             Talbot's, Inc. (The) .................       15,136,850
                                                             --------------
                                                                 19,455,600
                                                             --------------



    NUMBER OF
      SHARES                                                        VALUE
-----------------                                            -------------------
                    Computer Communications (2.1%)
 32,800             Foundry Networks, Inc.* ..............   $    7,714,150
 78,600             Juniper Networks, Inc.* ..............       21,762,375
                                                             --------------
                                                                 29,476,525
                                                             --------------
                    Computer Software (8.0%)
 77,900             Citrix Systems, Inc.* ................        7,405,369
110,000             Mercury Interactive Corp.* ...........        9,123,125
 91,550             Phone.com, Inc.* .....................       13,228,975
411,000             Rational Software Corp.* .............       20,961,000
845,400             Siebel Systems, Inc.* ................       59,283,675
                                                             --------------
                                                                110,002,144
                                                             --------------
                    Computer/Video Chains (0.7%)
200,000             Circuit City Stores, Inc. - Circuit
                      City Group .........................        9,700,000
                                                             --------------
                    Diversified Commercial
                      Services (4.7%)
324,325             Paychex, Inc. ........................       12,932,459
275,900             Scient Corp.* ........................       39,971,012
142,000             Viant Corp.* .........................       11,786,000
                                                             --------------
                                                                 64,689,471
                                                             --------------
                    Diversified Electronic
                      Products (5.8%)
360,000             Gemstar International Group Ltd.
                      (Virgin Islands)* ..................       40,590,000
170,000             JDS Uniphase Corp.* ..................       38,876,875
                                                             --------------
                                                                 79,466,875
                                                             --------------
                    Diversified Financial
                      Services (0.2%)
 35,000             Providian Financial Corp. ............        2,769,375
                                                             --------------
                    E.D.P. Peripherals (0.4%)
 66,100             Lexmark International Group, Inc.
                      (Class A)* .........................        5,486,300
                                                             --------------
                    Electronic Components (1.3%)
 75,000             Rambus Inc.* .........................        5,268,750
160,000             Solectron Corp.* .....................       13,180,000
                                                             --------------
                                                                 18,448,750

                                                             --------------
                    Electronic Production
                      Equipment (0.5%)
116,000             Jabil Circuit, Inc.* .................        7,416,750
                                                             --------------
                    Engineering & Construction (0.9%)
312,400             Metromedia Fiber Network, Inc.
                      (Class A)* .........................       12,085,975
                                                             --------------
                    Generic Drugs (0.3%)
 86,200             Andrx Corp.* .........................        4,433,913
                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       33

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1999, continued


    NUMBER OF
      SHARES                                                         VALUE
-----------------                                             -------------------
                    Internet Services (18.3%)
  130,500           Ariba Inc.* ...........................   $    23,522,625
  163,000           At Home Corp. (Series A)* .............         7,915,687
   21,900           Commerce One, Inc.* ...................         7,183,200
  151,400           Exodus Communications, Inc.* ..........        16,313,350
   41,400           Kana Communications, Inc.* ............         6,080,625
  209,500           Portal Software, Inc.* ................        24,511,500
  232,500           Starmedia Network Inc.* ...............         6,873,281
  267,200           VeriSign, Inc.* .......................        49,632,400
  205,500           Vignette Corp.* .......................        42,512,813
  315,915           Yahoo! Inc.* ..........................        67,250,406
                                                              ---------------
                                                                  251,795,887
                                                              ---------------
                    Investment Bankers/Brokers/
                      Services (3.0%)
1,374,300           E*TRADE Group, Inc.* ..................        41,229,000
                                                              ---------------
                    Investment Managers (1.2%)
  441,700           Price (T.) Rowe Associates, Inc. ......        15,873,594
                                                              ---------------
                    Life Insurance (1.0%)
  298,400           Hartford Life, Inc. (Class A) .........        13,353,400
                                                              ---------------
                    Medical Equipment &
                      Supplies (0.6%)
  103,700           VISX, Inc.* ...........................         8,043,231
                                                              ---------------
                    Medical Specialties (1.5%)
  200,000           Bard (C.R.), Inc. .....................        10,862,500
  136,700           Minimed, Inc.* ........................        10,004,731
                                                              ---------------
                                                                   20,867,231
                                                              ---------------
                    Mid-Sized Banks (0.2%)
  100,000           First Tennessee National Corp. ........         3,287,500
                                                              ---------------
                    Motor Vehicles (0.5%)
  115,000           Harley-Davidson, Inc. .................         7,015,000
                                                              ---------------
                    Movies/Entertainment (1.0%)
  250,000           Westwood One, Inc.* ...................        14,312,500
                                                              ---------------
                    Other Consumer Services (4.6%)
  295,300           eBay Inc.* ............................        48,724,500
  217,400           Homestore.Com Inc.* ...................        14,144,588
                                                              ---------------
                                                                   62,869,088
                                                              ---------------
                    Other Pharmaceuticals (0.8%)
  109,000           Sepracor, Inc.* .......................        10,573,000
                                                              ---------------
                    Other Specialty Stores (0.4%)
  187,500           Bed Bath & Beyond, Inc.* ..............         5,859,375
                                                              ---------------
                    Other Telecommunications (3.7%)
  307,600           AT&T Canada Inc. (Canada)* ............        11,573,450
  325,000           Broadwing Inc. ........................         9,465,625
  555,516           Global Crossing Ltd. (Bermuda)*........        24,164,946
  128,200           McLeodUSA, Inc. (Class A)* ............         5,512,600
                                                              ---------------
                                                                   50,716,621
                                                              ---------------


    NUMBER OF
     SHARES                                                         VALUE
-----------------                                             -------------------
                    Precision Instruments (0.4%)
  100,000           Waters Corp.* .........................   $     4,900,000
                                                              ---------------
                    Semiconductors (7.0%)
  394,400           Altera Corp.* .........................        21,248,300
  452,700           Maxim Integrated Products, Inc.*.......        36,329,175
  425,000           Xilinx, Inc.* .........................        38,010,938
                                                              ---------------
                                                                   95,588,413
                                                              ---------------
                    Services to the Health Industry (1.2%)
  135,000           Express Scripts, Inc. (Class A)* ......         6,851,250
  343,300           MedQuist Inc.* ........................         9,784,050
                                                              ---------------
                                                                   16,635,300
                                                              ---------------
                    Smaller Banks (0.6%)
  125,000           Zions Bancorporation ..................         8,062,500
                                                              ---------------
                    Telecommunications
                      Equipment (6.5%)
  450,500           American Tower Corp. (Class A)*........        11,769,313
  200,000           QUALCOMM Inc.* ........................        72,450,000
   25,000           Sycamore Networks Inc.* ...............         5,568,750
                                                              ---------------
                                                                   89,788,063
                                                              ---------------
                    TOTAL COMMON STOCKS
                    (Identified Cost $723,344,313).........     1,334,945,848
                                                              ---------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
              SHORT-TERM INVESTMENT (2.7%)
              REPURCHASE AGREEMENT
$ 36,810      The Bank of New York 5.375%
                due 12/01/99 (dated 11/30/99;
                proceeds $36,815,163) (a)
                (Identified Cost $36,809,667)..............        36,809,667
                                                               --------------


TOTAL INVESTMENTS
(Identified Cost $760,153,980) (b).........           99.8%     1,371,755,515

OTHER ASSETS IN EXCESS OF
LIABILITIES ...............................            0.2          3,390,153
                                                     -----      -------------
NET ASSETS ................................          100.0%    $1,375,145,668
                                                     =====

--------------------------------

*    Non-income producing security.

(a) Collateralized by $37,078,056 U.S. Treasury Note 6.125% due 09/30/00 valued at $37,539,730.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $628,876,349 and the aggregate gross unrealized depreciation is $17,274,814, resulting in net unrealized appreciation of $611,601,535.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1999

ASSETS:
Investments in securities, at value
  (identified cost $760,153,980) ..................................     $ 1,371,755,515
Receivable for:
   Shares of beneficial interest sold .............................           6,788,582
   Investments sold ...............................................             755,711
   Dividends ......................................................              41,731
Deferred organizational expenses ..................................              41,081
Prepaid expenses and other assets .................................             121,603
                                                                        ---------------
   TOTAL ASSETS ...................................................       1,379,504,223
                                                                        ===============
LIABILITIES:
Payable for:
   Shares of beneficial interest repurchased ......................           2,629,665
   Plan of distribution fee .......................................             795,036
   Investment management fee ......................................             829,199
Accrued expenses and other payables ...............................             104,655
                                                                        ---------------
   TOTAL LIABILITIES ..............................................           4,358,555
                                                                        ---------------
   NET ASSETS .....................................................     $ 1,375,145,668
                                                                        ===============
COMPOSITION OF NET ASSETS:

Paid-in-capital ...................................................     $   743,256,860
Net unrealized appreciation .......................................         611,601,535
Accumulated undistributed net realized gain .......................          20,287,273
                                                                        ---------------
   NET ASSETS .....................................................     $ 1,375,145,668
                                                                        ===============
CLASS A SHARES:

Net Assets ........................................................     $    19,934,043
Shares Outstanding (unlimited authorized, $.01 par value) .........             589,256
   NET ASSET VALUE PER SHARE ......................................     $         33.83
                                                                        ===============
   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ................     $         35.70
                                                                        ===============
CLASS B SHARES:
Net Assets ........................................................     $ 1,315,929,755
Shares Outstanding (unlimited authorized, $.01 par value) .........          39,445,753
   NET ASSET VALUE PER SHARE ......................................     $         33.36
                                                                        ===============
CLASS C SHARES:
Net Assets ........................................................     $    34,897,583
Shares Outstanding (unlimited authorized, $.01 par value) .........           1,049,821
   NET ASSET VALUE PER SHARE ......................................     $         33.24
                                                                        ===============
CLASS D SHARES:
Net Assets ........................................................     $     4,384,287
Shares Outstanding (unlimited authorized, $.01 par value) .........             129,081
   NET ASSET VALUE PER SHARE ......................................     $         33.97
                                                                        ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended November 30, 1999


NET INVESTMENT LOSS:


INCOME
Interest ..................................................    $  1,334,422
Dividends (net of $6,000 foreign withholding tax) .........         534,042
                                                               ------------
   TOTAL INCOME ...........................................       1,868,464
                                                               ------------
EXPENSES
Plan of distribution fee (Class A shares) .................          16,178
Plan of distribution fee (Class B shares) .................       4,436,240
Plan of distribution fee (Class C shares) .................         109,805
Investment management fee .................................       3,257,327
Management fee ............................................       1,034,415
Investment advisory fee ...................................         689,610
Transfer agent fees and expenses ..........................         656,717
Shareholder reports and notices ...........................         154,252
Registration fees .........................................          92,140
Professional fees .........................................          69,781
Organizational expenses ...................................          33,034
Custodian fees ............................................          26,780
Trustees' fees and expenses ...............................          21,565
Other .....................................................          19,200
                                                               ------------
   TOTAL EXPENSES .........................................      10,617,044
                                                               ------------
   NET INVESTMENT LOSS ....................................      (8,748,580)
                                                               ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .........................................      44,590,626
Net change in unrealized appreciation .....................     422,052,427
                                                               ------------
   NET GAIN ...............................................     466,643,053
                                                               ------------
NET INCREASE ..............................................    $457,894,473
                                                               ============

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                             FOR THE YEAR         FOR THE YEAR
                                                                ENDED                 ENDED
                                                          NOVEMBER 30, 1999     NOVEMBER 30, 1998
                                                         -------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss ..................................     $  (8,748,580)        $  (3,698,987)
Net realized gain ....................................        44,590,626            31,236,102
Net change in unrealized appreciation ................       422,052,427            37,809,903
                                                           ---------------       -------------
   NET INCREASE ......................................     $ 457,894,473            65,347,018
                                                           ---------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares .......................................              (707)               --
Class B shares .......................................           (54,653)               --
Class C shares .......................................            (1,211)               --
Class D shares .......................................                (4)               --
                                                           ----------------      -------------
   TOTAL DISTRIBUTIONS ...............................           (56,575)               --
                                                           ---------------       -------------
Net increase (decrease) from transactions in shares of
  beneficial interest ................................       703,430,965           (26,033,572)
                                                           ---------------       -------------
   NET INCREASE ......................................     1,161,268,863            39,313,446

NET ASSETS:
Beginning of period ..................................       213,876,805           174,563,359
                                                           ---------------       -------------
   END OF PERIOD .....................................    $1,375,145,668         $ 213,876,805
                                                           ===============       =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Mid-Cap Equity Trust (the "Fund"), formerly TCW/DW Mid-Cap Equity Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities, including common stocks and securities convertible into common stock, issued by medium-sized companies. The Fund was organized as a Massachusetts business trust on October 17, 1995 and commenced operations on February 27, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued

more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES - The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $165,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to a new Investment Management Agreement that took effect June 28, 1999, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the portion of net assets not exceeding $500 million and 0.725% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's Investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a new Sub-Advisory Agreement that took effect June 28, 1999 between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

Prior to June 28, 1999, pursuant to a Management Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Former Manager"), the Fund paid the Former Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Management Agreement, the Manager maintained certain of the Fund's books and records and furnished, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and paid the salaries of all personnel, including officers of the Fund who were employees of the Manager. The Manager also bore the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Prior to June 28, 1999, pursuant to an Investment Advisory Agreement with the current Sub-Advisor, the Fund paid an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Investment Advisory Agreement, the Fund had retained the current Sub-Advisor to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The current Sub-Advisor obtained and evaluated such information and advice relating to the economy,

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued

securities markets, and specific securities as it considered necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the current Sub-Advisor paid the salaries of all personnel, including officers of the Fund, who were employees of the current Sub-Advisor.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued

sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $25,765,238 at November 30, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended November 30, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended November 30, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $3,082, $693,550 and $10,375, respectively and received $154,526 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1999 aggregated $512,599,322 and $310,931,925, respectively.

For the year ended November 30, 1999, the Fund incurred brokerage commissions of $9,005 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1999, the Fund had transfer agent fees and expenses payable of approximately $4,000.

5. FEDERAL INCOME TAX STATUS

As part of the Fund's acquisition of the assets of Morgan Stanley Dean Witter Mid-Cap Growth Fund ("Mid-Cap Growth"), the Fund obtained a net capital loss carryover of approximately $18,137,000 from Mid-Cap Growth. Utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations. During the year ended November 30, 1999, the Fund utilized

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued

approximately $7,851,000 of this carryover. At November 30, 1999, the Fund had a net capital loss carryover remaining of approximately $10,286,000 which will be available through November 30, 2005 to offset future capital gains to the extent provided by regulations.

As of November 30, 1999, the Fund had temporary book/tax differences attributable to unused capital loss carryover and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $8,748,580.

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                FOR THE YEAR                      FOR THE YEAR
                                                                    ENDED                            ENDED

                                                              NOVEMBER 30, 1999                NOVEMBER 30, 1998
                                                      --------------------------------- --------------------------------
                                                           SHARES           AMOUNT            SHARES          AMOUNT

                                                      --------------- -----------------  --------------- ----------------
CLASS A SHARES
Sold ................................................       634,895    $   17,175,647           70,760    $     975,219
Reinvestment of distributions .......................            23               593             --              --
Acquisition of Morgan Stanley Dean Witter Mid-Cap
  Growth Fund .......................................       137,952         3,450,632             --              --
Repurchased .........................................      (254,595)       (6,451,822)          (5,127)         (68,294)
                                                           --------    --------------           ------    -------------
Net increase - Class A ..............................       518,275        14,175,050           65,633          906,925
                                                           --------    --------------           ------    -------------
CLASS B SHARES
Sold ................................................    11,267,017       301,595,088        2,515,413       32,751,132
Reinvestment of distributions .......................         1,986            50,366             --              --
Acquisition of Morgan Stanley Dean Witter Mid-Cap
  Growth Fund .......................................    20,363,981       503,472,815             --              --
Repurchased .........................................    (5,905,022)     (145,463,060)      (4,871,632)     (60,224,693)
                                                         ----------    --------------       ----------    -------------
Net increase (decrease) - Class B ...................    25,727,962       659,655,209       (2,356,219)     (27,473,561)
                                                         ----------    --------------       ----------    -------------
CLASS C SHARES
Sold ................................................       849,493        22,720,952           41,665          574,086
Reinvestment of distributions .......................            44             1,113             --              --
Acquisition of Morgan Stanley Dean Witter Mid-Cap
  Growth Fund .......................................       264,929         6,532,755             --              --
Repurchased .........................................      (110,763)       (2,910,576)          (3,216)         (41,022)
                                                         ----------    --------------       ----------    -------------
Net increase - Class C ..............................     1,003,703        26,344,244           38,449          533,064
                                                         ----------    --------------       ----------    -------------
CLASS D SHARES
Sold ................................................       688,208        18,792,852             --              --
Reinvestment of distributions .......................         --                 4                --              --
Acquisition of Morgan Stanley Dean Witter Mid-Cap
  Growth Fund .......................................        11,712           294,460             --              --
Repurchased .........................................      (571,762)      (15,830,854)            --              --
                                                         ----------    --------------       ----------    -------------
Net increase - Class D ..............................       128,158         3,256,462             --              --
                                                         ----------    --------------       ----------    -------------
Net increase (decrease) in Fund .....................    27,378,098    $  703,430,965       (2,252,137)   $ (26,033,572)
                                                         ==========    ==============       ==========    =============

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued

7. ACQUISITION OF MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND

On June 28, 1999, the Fund acquired all the net assets of the Morgan Stanley Dean Witter Mid-Cap Growth Fund ("Mid-Cap Growth") based on the respective valuations as of the close of business on June 25, 1999, pursuant to a plan of reorganization approved by the shareholders of Mid-Cap Growth on June 8, 1999. The acquisition was accomplished by a tax-free exchange of 137,952 Class A shares of the Fund at a net asset value of $25.02 per share for 223,982 Class A shares of Mid-Cap Growth; 20,363,981 Class B shares of the Fund at a net asset value of $24.73 per share for 33,262,962 Class B shares of Mid-Cap Growth; 264,929 Class C shares of the Fund at a net asset value of $24.66 per share for 431,232 Class C shares of Mid-Cap Growth; and 11,712 Class D shares of the Fund at a net asset value of $25.14 per share for 19,083 Class D shares of Mid-Cap Growth. The net assets of the Fund and Mid-Cap Growth immediately before the acquisition were $355,933,256 and $513,750,663, respectively, including unrealized appreciation of $102,903,526 for Mid-Cap Growth. Immediately after the acquisition, the combined net assets of the Fund amounted to $869,683,919.

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                            FOR THE PERIOD

                                                      FOR THE YEAR        FOR THE YEAR      JULY 28, 1997*
                                                         ENDED               ENDED              THROUGH

                                                   NOVEMBER 30, 1999   NOVEMBER 30, 1998   NOVEMBER 30, 1997
                                                  ------------------- ------------------- ------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............     $ 15.60              $ 10.88             $ 10.85
                                                      -------              -------             -------
Income (loss) from investment operations:
 Net investment loss ............................       (0.34)               (0.18)              (0.06)
 Net realized and unrealized gain ...............       18.57                 4.90                0.09
                                                      -------              -------             -------
Total income from investment operations .........       18.23                 4.72                0.03
                                                      -------              -------             -------
Net asset value, end of period ..................     $ 33.83 (4)          $ 15.60             $ 10.88
                                                     =======               =======             =======
TOTAL RETURN+  ..................................      116.89%               43.38 %              0.28 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................        1.23%(3)             1.55 %(3)           1.55 %(2)
Net investment loss .............................       (0.93)%(3)           (1.40)%(3)          (1.46)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........     $19,934               $1,107              $   58
Portfolio turnover rate .........................          51%                  52 %                49 %

-------------

*    The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses. (4) Includes the effect of a capital gain distribution of $0.004.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                                               FOR THE PERIOD

                                                                  FOR THE YEAR ENDED NOVEMBER 30             FEBRUARY 27, 1996*
                                                        ---------------------------------------------------       THROUGH
                                                              1999++            1998++        1997**++          NOVEMBER 30, 1996
                                                        ------------------ ------------------ ------------- -------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..................        $   15.46         $  10.85        $  10.92         $  10.00
                                                               ----------        --------        --------         --------
Income (loss) from investment operations:
 Net investment loss ..................................            (0.42)           (0.26)          (0.22)           (0.13)
 Net realized and unrealized gain .....................            18.32             4.87            0.15             1.05
                                                               ----------        --------        --------         --------
Total income (loss) from investment operations ........            17.90             4.61           (0.07)            0.92
                                                               ----------        --------        --------         --------
Net asset value, end of period ........................       $    33.36(4)      $  15.46        $  10.85         $  10.92
                                                              ==========         ========        ========         ========
TOTAL RETURN+  ........................................           115.82 %          42.49 %         (0.64)%           9.20 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..............................................             1.74 %(3)        2.20 %(3)       2.29 %           2.28 %(2)
Net investment loss ...................................            (1.44)%(3)       (2.05)%(3)      (2.16)%          (1.79)%(2)

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands ...............       $1,315,930         $212,043        $174,412         $205,274
Portfolio turnover rate ...............................               51 %             52 %            49 %             25 %(1)

-------------
*    Commencement of operations.

** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Includes the effect of a capital gain distribution of $0.004.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                            FOR THE PERIOD
                                                      FOR THE YEAR        FOR THE YEAR      JULY 28, 1997*
                                                         ENDED               ENDED              THROUGH
                                                   NOVEMBER 30, 1999   NOVEMBER 30, 1998   NOVEMBER 30, 1997
                                                  ------------------- ------------------- ------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............     $ 15.45              $ 10.85             $ 10.85
                                                      -------              -------             -------
Income (loss) from investment operations:
 Net investment loss ............................      ( 0.52)               (0.28)              (0.08)
 Net realized and unrealized gain ...............       18.31                 4.88                0.08
                                                      -------              -------             -------
Total income from investment operations .........       17.79                 4.60                  -
                                                      -------              -------             -------
Net asset value, end of period ..................     $ 33.24(4)           $ 15.45             $ 10.85
                                                     =======               =======             =======
TOTAL RETURN+ ...................................      115.18%               42.27 %              0.09 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................        1.99 %(3)            2.30 %(3)           2.32 %(2)
Net investment loss .............................       (1.69)%(3)           (2.15)%(3)          (2.22)%(2)

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands .........    $ 34,898               $  712              $   83
Portfolio turnover rate .........................          51 %                 52 %                49 %

-------------
*    The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Includes the effect of a capital gain distribution of $0.004.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                            FOR THE PERIOD
                                                      FOR THE YEAR        FOR THE YEAR      JULY 28, 1997*
                                                         ENDED               ENDED              THROUGH
                                                   NOVEMBER 30, 1999   NOVEMBER 30, 1998   NOVEMBER 30, 1997
                                                  ------------------- ------------------- ------------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............    $ 15.66               $ 10.89             $ 10.85
                                                     -------               -------             -------
Income (loss) from investment operations:
 Net investment loss ............................      (0.21)                (0.15)              (0.05)
 Net realized and unrealized gain ...............      18.52                  4.92                0.09
                                                     -------               -------             -------
Total income from investment operations .........      18.31                  4.77                0.04
                                                     -------               -------             -------
Net asset value, end of period ..................    $ 33.97(4)            $ 15.66             $ 10.89
                                                    =======                =======             =======
TOTAL RETURN+ ..................................      116.96%                43.80 %              0.37 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................       0.99%(3)              1.30 %(3)           1.30 %(2)
Net investment loss .............................      (0.69)%(3)            (1.15)%(3)          (1.19)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........     $4,384                $   15              $   10
Portfolio turnover rate .........................         51%                   52 %                49 %

-------------
 * The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Includes the effect of a capital gain distribution of $0.004.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Mid-Cap Equity Trust (the "Fund"), formerly TCW/DW Mid-Cap Equity Trust, at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 11, 2000

                      1999 FEDERAL TAX NOTICE (unaudited)

      During the year ended November 30, 1999, the Fund paid shareholders $.004 per share from long-term capital gains.

STATEMENT OF ADDITIONAL INFORMATION
                                       MORGAN STANLEY DEAN WITTER
                                       MID-CAP DIVIDEND GROWTH
JUNE 30, 1999                          SECURITIES


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a Prospectus. The Prospectus (dated June 30, 1999) for the Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.





Morgan Stanley Dean Witter
Mid-Cap Dividend Growth Securities
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.  Fund History ...................................................................   4
II.  Description of the Fund and Its Investments and Risks .........................   4
      A. Classification ............................................................   4
      B. Investment Strategies and Risks ...........................................   4
      C. Fund Policies/Investment Restrictions .....................................   7
III.Management of the Fund .........................................................   8
      A. Board of Trustees .........................................................   8
      B. Management Information ....................................................   9
      C. Compensation ..............................................................  13
IV. Control Persons and Principal Holders of Securities ............................  15
V.  Investment Management and Other Services .......................................  15
      A. Investment Manager ........................................................  15
      B. Principal Underwriter .....................................................  16
      C. Services Provided by the Investment Manager and Fund Expenses Paid by Third
          Parties ..................................................................  16
      D. Dealer Reallowances .......................................................  17
      E. Rule 12b-1 Plan ...........................................................  17
      F. Other Service Providers ...................................................  21
VI.   Brokerage Allocation and Other Practices .....................................  21
      A. Brokerage Transactions ....................................................  21
      B. Commissions ...............................................................  22
      C. Brokerage Selection .......................................................  22
      D. Directed Brokerage ........................................................  23
      E. Regular Broker-Dealers ....................................................  23
VII.  Capital Stock and Other Securities ...........................................  23
VIII. Purchase, Redemption and Pricing of Shares ...................................  24
      A. Purchase/Redemption of Shares .............................................  24
      B. Offering Price ............................................................  25
IX.   Taxation of the Fund and Shareholders ........................................  26
X.    Underwriters .................................................................  28
XI.   Calculation of Performance Data ..............................................  28
XII.  Financial Statements .........................................................  29

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" -- The Bank of New York.

     "Dean Witter Reynolds" -- Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Distributor" -- Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Financial Advisors" -- Morgan Stanley Dean Witter authorized financial services representatives.

     "Fund" -- Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities, a registered open-end investment company.

     "Investment Manager" -- Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

     "Independent Trustees" -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Morgan Stanley & Co." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

     "Morgan Stanley Dean Witter Funds" -- Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "MSDW" -- Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

   "MSDW Services Company" -- Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" -- Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

     "Trustees" -- The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 23, 1997.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION


     The Fund is an open-end, diversified management investment company whose investment objective is to seek total return.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     MONEY MARKET SECURITIES. In addition to the money market securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;


     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;


     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.


     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. A subscription right is freely transferable.

     YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

     In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or
(b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1. Seek total return.

     The Fund may not:

     1. With respect to 75% of its assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

     2. With respect to 75% of its assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

    4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    5. Purchase or sell commodities.

    6. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or as otherwise permitted by Section 12(d) of the Investment Company Act or the Rules promulgated thereunder. This restriction does not apply to an investment by the Fund of all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

    7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

    9. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

   10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or
       (c) by lending its portfolio securities.

   11. Make short sales of securities.

   12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   13. Engage in the underwriting of securities, except insofar as the Fund may deemed an underwriter under the Securities Act in disposition of a portfolio security.


   14. Invest for the purpose of exercising control or management of any other issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.



III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES


     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION



     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (75% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with the Investment Manager. All of the Trustees also serve as Trustees of "Discover Brokerage Index Series," a mutual fund for which the Investment Manager is the investment advisor.


     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the 90 Morgan Stanley Dean Witter Funds and Discover Brokerage Index Series are shown below.






 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ---------------------------------------------------
Michael Bozic (58) ........................   Vice Chairman of Kmart Corporation (since
Trustee                                       December, 1998); Director or Trustee of the Morgan
c/o Kmart Corporation                         Stanley Dean Witter Funds and Discover Brokerage
3100 West Big Beaver Road                     Index Series; formerly Chairman and Chief
Troy, Michigan                                Executive Officer of Levitz Furniture Corporation
                                              (November, 1995-November, 1998) and President
                                              and Chief Executive Officer of Hills Department
                                              Stores (May, 1991-July, 1995); formerly variously
                                              Chairman, Chief Executive Officer, President and
                                              Chief Operating Officer (1987-1991) of the Sears
                                              Merchandise Group of Sears, Roebuck and Co.;
                                              Director of Eaglemark Financial Services, Inc. and
                                              Weirton Steel Corporation.

Charles A. Fiumefreddo* (66) ..............   Chairman, Director or Trustee and Chief Executive
Chairman of the Board, Chief                  Officer of the Morgan Stanley Dean Witter Funds
Executive Officer and Trustee                 and Discover Brokerage Index Series; formerly
Two World Trade Center                        Chairman, Chief Executive Officer and Director of
New York, New York                            the Investment Manager, the Distributor and MSDW
                                              Services Company; Executive Vice President and
                                              Director of Dean Witter Reynolds; Chairman and
                                              Director of the Transfer Agent; formerly Director
                                              and/or officer of various MSDW subsidiaries (until
                                              June, 1998).

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
Edwin J. Garn (66) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds and Discover Brokerage Index Series;
c/o Huntsman Corporation                      formerly United States Senator (R-Utah)
500 Huntsman Way                              (1974-1992) and Chairman, Senate Banking
Salt Lake City, Utah                          Committee (1980-1986); formerly Mayor of Salt
                                              Lake City, Utah (1971-1974); formerly Astronaut,
                                              Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical
                                              company); Director of Franklin Covey (time
                                              management systems), BMW Bank of North
                                              America, Inc. (industrial loan corporation), United
                                              Space Alliance (joint venture between Lockheed
                                              Martin and the Boeing Company) and Nuskin Asia
                                              Pacific (multilevel marketing); member of the board
                                              of various civic and charitable organizations.
Wayne E. Hedien (65) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds and Discover Brokerage Index
c/o Gordon Altman Butowsky                    Series; Director of The PMI Group, Inc. (private
 Weitzen Shalov & Wein                        mortgage insurance); Trustee and Vice Chairman
Counsel to the Independent Trustees           of The Field Museum of Natural History; formerly
114 West 47th Street                          associated with the Allstate Companies
New York, New York                            (1966-1994), most recently as Chairman of The
                                              Allstate Corporation (March, 1993-December,
                                              1994) and Chairman and Chief Executive Officer of
                                              its wholly-owned subsidiary, Allstate Insurance
                                              Company (July, 1989-December, 1994); director of
                                              various other business and charitable organizations.

Dr. Manuel H. Johnson (50) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds and Discover Brokerage
                                              Index Series; Director of Greenwich Capital
                                              Markets, Inc. (broker-dealer) and NVR, Inc. (home
                                              construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System
                                              (1986-1990) and Assistant Secretary of the U.S.
                                              Treasury.

Michael E. Nugent (63) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Dean Witter Funds and Discover Brokerage
New York, New York                            Index Series; formerly Vice President, Bankers
                                              Trust Company and BT Capital Corporation
                                              (1984-1988); director of various business
                                              organizations.

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ------------------------------------------------------
Philip J. Purcell* (55) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                 and Novus Credit Services Inc.; Director of the
New York, New York                            Distributor; Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds and Discover Brokerage
                                              Index Series; Director and/or officer of various
                                              MSDW subsidiaries.

John L. Schroeder (68) ....................   Retired; Chairman of the Derivatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Gordon Altman Butowsky                    Dean Witter Funds and Discover Brokerage Index
 Weitzen Shalov & Wein                        Series; Director of Citizens Utilities Company
Counsel to the Independent Trustees           (telecommunications, gas, electric and water
114 West 47th Street                          utilities company); formerly Executive Vice
New York, New York                            President and Chief Investment Officer of the
                                              Home Insurance Company (August, 1991-
                                              September, 1995).

Mitchell M. Merin (45) ....................   President and Chief Operating Officer of Asset
President                                     Management of MSDW (since December, 1998);
Two World Trade Center                        President and Director (since April, 1997) and
New York, New York                            Chief Executive Officer (since June, 1998) of the
                                              Investment Manager and MSDW Services
                                              Company; Chairman, Chief Executive Officer and
                                              Director of the Distributor (since June, 1998);
                                              Chairman and Chief Executive Officer (since June,
                                              1998) and Director (since January, 1998) of the
                                              Transfer Agent; Director of various MSDW
                                              subsidiaries; President of the Morgan Stanley Dean
                                              Witter Funds and Discover Brokerage Index Series
                                              (since May, 1999); previously Chief Strategic Officer
                                              of the Investment Manager and MSDW Services
                                              Company and Executive Vice President of the
                                              Distributor (April, 1997-June, 1998), Vice President
                                              of the Morgan Stanley Dean Witter Funds and
                                              Discover Brokerage Index Series (May, 1997-April,
                                              1999), and Executive Vice President of Dean
                                              Witter, Discover & Co.

Barry Fink (44) ...........................   Senior Vice President (since March, 1997) and
Vice President,                               Secretary and General Counsel (since February,
Secretary and General Counsel                 1997) and Director (since July, 1998) of the
Two World Trade Center                        Investment Manager and MSDW Services
New York, New York                            Company; Senior Vice President (since March,
                                              1997) and Assistant Secretary and Assistant
                                              General Counsel (since February, 1997) of the
                                              Distributor; Assistant Secretary of Dean Witter
                                              Reynolds (since August, 1996); Vice President,
                                              Secretary and General Counsel of the Morgan
                                              Stanley Dean Witter Funds (since February, 1997);
                                              Vice President, Secretary and General Counsel of
                                              Discover Brokerage Index Series; previously First
                                              Vice President (June, 1993-February, 1997), Vice
                                              President and Assistant Secretary and Assistant
                                              General Counsel of the Investment Manager and
                                              MSDW Services Company and Assistant Secretary
                                              of the Morgan Stanley Dean Witter Funds.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Paul D. Vance (63) ........................   Senior Vice President of the Investment Manager;
Vice President                                Vice President of various Morgan Stanley Dean
Two World Trade Center                        Witter Funds.
New York, New York

Steven M. MacNamara (36) ..................   Assistant Vice President of the Investment Manager
Assistant Vice President                      (since April, 1996); Assistant Vice President of
Two World Trade Center                        various Morgan Stanley Dean Witter Funds (since
New York, New York                            April, 1996); previously Senior Portfolio Manager
                                              with Investment Advisors International (February,
                                              1991-December, 1995).

Thomas F. Caloia (53) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and MSDW
Two World Trade Center                        Services Company; Treasurer of the Morgan
New York, New York                            Stanley Dean Witter Funds and Discover Brokerage
                                              Index Series.


----------
* A Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act.


     In addition, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and Mark Bavoso, Kenton J. Hinchliffe and Ira N. Ross, Senior Vice Presidents of the Investment Manager, and Matthew Haynes, Vice President of the Investment Manager, are Vice Presidents of the Fund.

     In addition, Frank Bruttomesso, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Todd Lebo, Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.


     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Derivatives Committee and the Insurance Committee.


     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.


     The Board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.


     Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.


     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.



C. COMPENSATION



     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. Dr. Johnson serves as Chairman of the Audit Committee.

     At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other Morgan Stanley Dean Witter Funds during the calendar year ended December 31, 1998, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table:



                         FUND COMPENSATION (ESTIMATED)



                                    AGGREGATE
                                  COMPENSATION
  NAME OF INDEPENDENT TRUSTEE     FROM THE FUND
-------------------------------  --------------
Michael Bozic .................      $1,650
Edwin J. Garn .................       1,650
Wayne E. Hedien ...............       1,650
Dr. Manuel H. Johnson .........       2,400
Michael E. Nugent .............       2,150
John L. Schroeder .............       2,150


     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1998 for services to the 90 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1998. No compensation was paid to the Fund's Independent Trustees by Discover Brokerage Index Series for the calendar year ended December 31, 1998.



            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS






                                     TOTAL CASH
                                    COMPENSATION
                                    FOR SERVICES
                                       TO 90
                                   MORGAN STANLEY
NAME OF                             DEAN WITTER
INDEPENDENT TRUSTEE                    FUNDS
-------------------------------   ---------------
Michael Bozic .................       $120,150
Edwin J. Garn .................        132,450
Wayne E. Hedien ...............        132,350
Dr. Manuel H. Johnson .........        155,681
Michael E. Nugent .............        159,731
John L. Schroeder .............        160,731


     As of the date of this Statement of Additional Information, 55 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or

Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 55 Morgan Stanley Dean Witter Funds (not including the Fund) for the calendar year ended December 31, 1998, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of the calendar year ended December 31, 1998.


         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS




                                                                        RETIREMENT       ESTIMATED
                                                                         BENEFITS         ANNUAL
                                      ESTIMATED                         ACCRUED AS     BENEFITS UPON
                                   CREDITED YEARS       ESTIMATED        EXPENSES       RETIREMENT
                                    OF SERVICE AT     PERCENTAGE OF       BY ALL         FROM ALL
NAME OF                              RETIREMENT          ELIGIBLE        ADOPTING        ADOPTING
INDEPENDENT TRUSTEE                 (MAXIMUM 10)       COMPENSATION        FUNDS         FUNDS(2)
-------------------------------   ----------------   ---------------   ------------   --------------
Michael Bozic .................          10                60.44%         $22,377         $52,250
Edwin J. Garn .................          10                60.44           35,225          52,250
Wayne E. Hedien ...............           9                51.37           41,979          44,413
Dr. Manuel H. Johnson .........          10                60.44           14,047          52,250
Michael E. Nugent .............          10                60.44           25,336          52,250
John L. Schroeder .............           8                50.37           45,117          44,343

----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following persons owned 5% or more of the outstanding Class A shares of the Fund as of June 9, 1999: Dean Witter Reynolds Custodian for Dale E. Fuller, IRA rollover dated 6/16/94, 5607 Lobello Drive, Dallas, TX 75229-6405 -- 5.601%. The following owned 5% or more of the outstanding Class D shares of the Fund on June 9, 1999: Hare & Co., c/o The Bank of New York, P.O. Box 11203, New York, NY 10286-1203 -- 89.685%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the period May 27, 1998 (commencement of operations) through February 28, 1999, the Investment Manager accrued total compensation under the Management Agreement in the amount of $2,103,972. This amount takes into account that the Investment Manager had agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until such time as the Fund has $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurred first. This waiver and assumption is no longer in effect.

     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND FUND EXPENSES PAID BY THIRD PARTIES

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of Class A and 1.0% of the average daily net assets of each of Class B and Class C.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the period May 27, 1998 (commencement of operations) through February 28, 1999, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                                      1998
                                   ----------
Class A ..........   FSCs:(1)      $ 94,934
                     CDSCs:        $      0
Class B ..........   CDSCs:        $841,536
Class C ..........   CDSCs:        $ 25,401

----------
(1)   FSCs apply to Class A only.



     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the period May 27, 1998 (commencement of operations) through February 28, 1999, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $20,128, $2,549,049 and $167,088, respectively, which amounts are equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the period.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or Dean Witter Reynolds Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, the Investment Manager compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program).

     The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the period May 27, 1998 (commencement of operations) through February 28, 1999 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $24,908,331 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 8.26% ($2,058,639)--advertising and promotional expenses; (ii) 0.44% ($109,831)--printing of prospectuses for distribution to other than current shareholders; and (iii) 91.30% ($22,739,861)--other expenses, including the gross sales credit and the carrying charge, of which 3.43% ($780,733) represents carrying charges, 39.98% ($9,091,079) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 56.59% ($12,868,049) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan were service fees during the period May 27, 1998 through February 28, 1999. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.


     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $21,286,639 as of December 31, 1998 (the end of the calendar year), which was equal to 7.50% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale totaled $175,875 in the case of Class C at December 31, 1998 (end of the calendar year), which amount was equal to 0.81% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

  (2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

  (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the period May 27, 1998 (commencement of operations) through February 28, 1999, the Fund paid a total of $2,419,220 in brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

     During the period May 27, 1998 (commencement of operations) through February 28, 1999, the Fund did not effect any principal transactions with Dean Witter Reynolds.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the period May 27, 1998 (commencement of operations) through February 28, 1999, the Fund paid a total of $288,085 in brokerage commissions to Dean Witter Reynolds. During the period May 27, 1998 through February 28, 1999, the brokerage commissions paid to Dean Witter Reynolds represented approximately 11.91% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 14.41% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     During the period May 27, 1998 (commencement of operations) through February 28, 1999, the Fund paid a total of $116,705 in brokerage commissions to Morgan Stanley & Co. During the period May 27, 1998 through February 28, 1999, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 4.82% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 4.45% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

     The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.


D. DIRECTED BROKERAGE

     During the period May 27, 1998 (commencement of operations) through February 28, 1999, the Fund paid $1,994,158 in brokerage commissions in connection with transactions in the aggregate amount of $852,480,869 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS

     During the period May 27, 1998 (commencement of operations) through February 28, 1999, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At February 28, 1999, the Fund did not own any securities issued by any of these issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services--E. Rule 12b-1 Plan."

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.


     Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax rules may accelerate or defer recognition of certain gains and losses, change the character of certain gains or losses, or alter the holding period of other investments held by the Fund. The application of these rules would therefore also affect the amount, timing and character of distributions made by the Fund.


     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued discount as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The Taxpayer Relief Act of 1997 reduced the maximum tax on long-term capital gains applicable to individuals from 28% to 20%.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------
     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involved a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (which the root is equivalent to the number of years in the period) and subtracting 1 from the result.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge.


     For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distribution are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sale charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the total return for Class A for the period May 27, 1998 (commencement of operations) through February 28, 1999 was -21.13%. The total return of Class B for the period May 27, 1998 through February 28, 1999 was -21.59%. The total return of Class C for the period May 27, 1998 through February 28, 1999 was -21.61%. The total return of Class D for the period May 27, 1998 through February 28, 1999 was -21.01%.


     The Fund may also advertise the growth of hypothetical investment of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and

$100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have declined to the following amounts at February 28, 1999:




                                    INVESTMENT AT INCEPTION OF:
                     INCEPTION   ---------------------------------
CLASS                  DATE:      $10,000     $50,000     $100,000
-----------------   ----------   ---------   ---------   ---------
Class A .........   5/27/98       $7,473     $37,858     $76,504
Class B .........   5/27/98        7,841      39,205      78,410
Class C .........   5/27/98        7,839      39,195      78,390
Class D .........   5/27/98        7,899      39,495      78,990


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.



XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
     EXPERTS. The financial statements of the Fund for the period May 27, 1998 (commencement of operations) through February 28, 1999 are included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, and on the authority of that firm as experts in auditing and accounting.


                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS February 28, 1999




    NUMBER OF
      SHARES                                                          VALUE
-----------------                                                -------------
                    COMMON STOCKS (98.8%)
                    Aerospace (3.1%)
  100,000           Goodrich (B.F.) Co. (The) ................   $  3,412,500
  165,000           Lockheed Martin Corp. ....................      6,218,437
                                                                 ------------
                                                                    9,630,937
                                                                 ------------
                    Auto Parts: O.E.M. (1.9%)
  137,300           Borg-Warner Automotive, Inc. .............      5,981,131
                                                                 ------------
                    Casino/Gambling (3.5%)
  195,000           International Game Technology ............      3,705,000
  365,000           Mirage Resorts, Inc.* ....................      7,117,500
                                                                 ------------
                                                                   10,822,500
                                                                 ------------
                    Computer/Video Chains (1.4%)
  425,000           CompUSA, Inc.* ...........................      4,462,500
                                                                 ------------
                    Construction/Agricultural
                    Equipment/Trucks (3.3%)
  749,000           AGCO Corp. ...............................      4,915,312
  276,000           Case Corp. ...............................      5,382,000
                                                                 ------------
                                                                   10,297,312
                                                                 ------------
                    Containers/Packaging (1.9%)
  250,000           Owens-Illinois, Inc.* ....................      5,984,375
                                                                 ------------
                    Contract Drilling (3.6%)
  280,000           Diamond Offshore Drilling, Inc. ..........      5,792,500
  616,000           ENSCO International, Inc. ................      5,467,000
                                                                 ------------
                                                                   11,259,500
                                                                 ------------
                    Discount Chains (2.2%)
  270,000           Consolidated Stores Corp.* ...............      6,800,625
                                                                 ------------
                    E.D.P. Services (3.5%)
  185,000           Cambridge Technology Partners,
                    Inc.* ....................................      4,648,125
  250,000           CIBER, Inc.* .............................      6,281,250
                                                                 ------------
                                                                   10,929,375
                                                                 ------------
                    Electronic Components (0.9%)
   85,000           Hadco Corp.* .............................      2,698,750
                                                                 ------------
                    Finance -- Consumer (2.1%)
  160,000           Household International, Inc. ............      6,500,000
                                                                 ------------
                    Finance Companies (1.8%)
  145,000           Countrywide Credit Industries,
                    Inc. .....................................      5,491,875
                                                                 ------------
                    Food Distributors (2.1%)
  271,800           Richfood Holdings, Inc. ..................      6,455,250
                                                                 ------------
                    Hospital/Nursing Management (2.3%)
  255,000           HCR Manor Care, Inc.* ....................      5,705,625
1,192,900           Sun Healthcare Group, Inc.* ..............      1,640,237
                                                                 ------------
                                                                    7,345,862
                                                                 ------------


    NUMBER OF
      SHARES                                                            VALUE
-----------------                                                ------------------
                    Hotels/Resorts (1.9%)
  590,000           Prime Hospitality Corp.* .................   $  6,047,500
                                                                 ------------
                    Life Insurance (2.1%)
  215,000           Conseco, Inc. ............................      6,436,562
                                                                 ------------
                    Major Banks (2.0%)
  140,000           Republic New York Corp. ..................      6,343,750
                                                                 ------------
                    Major Chemicals (4.0%)
  219,000           Hercules, Inc. ...........................      6,063,562
  330,000           IMC Global, Inc. .........................      6,579,375
                                                                 ------------
                                                                   12,642,937
                                                                 ------------
                    Managed Health Care (6.0%)
   80,000           Aetna Inc. ...............................      5,925,000
  414,000           First Health Group Corp.* ................      6,624,000
  362,000           Humana, Inc.* ............................      6,335,000
                                                                 ------------
                                                                   18,884,000
                                                                 ------------
                    Medical/Nursing Services (2.4%)
  220,000           HEALTHSOUTH Corp.* .......................      2,557,500
  900,000           PhyCor, Inc.* ............................      4,837,500
                                                                 ------------
                                                                    7,395,000
                                                                 ------------
                    Metals Fabrications (1.9%)
  330,000           Timken Co. (The) .........................      5,836,875
                                                                 ------------
                    Multi-Sector Companies (1.4%)
  150,000           Tenneco, Inc. ............................      4,490,625
                                                                 ------------
                    Oil Refining/Marketing (1.9%)
  295,000           USX-Marathon Group .......................      6,102,812
                                                                 ------------
                    Other Specialty Stores (3.6%)
  557,300           Friedman's, Inc. (Class A) ...............      5,816,819
  410,000           General Nutrition Companies,
                    Inc.* ....................................      5,458,125
                                                                 ------------
                                                                   11,274,944
                                                                 ------------
                    Packaged Foods (4.0%)
  200,000           Dole Food Co., Inc. ......................      6,300,000
  260,700           Interstate Bakeries Corp. ................      6,256,800
                                                                 ------------
                                                                   12,556,800
                                                                 ------------
                    Photographic Products (1.0%)
  125,000           Polaroid Corp. ...........................      2,984,375
                                                                 ------------
                    Real Estate Investment Trust (6.2%)
  680,000           Equity Inns, Inc. ........................      6,417,500
  275,000           FelCor Lodging Trust Inc. ................      6,496,875
  169,700           Kimco Realty Corp. .......................      6,437,994
                                                                 ------------
                                                                   19,352,369
                                                                 ------------
                    Recreational Products/Toys (3.8%)
  638,300           K2 Inc. ..................................      5,625,019
  241,500           Mattel, Inc. .............................      6,369,563
                                                                 ------------
                                                                   11,994,582
                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS February 28, 1999, continued


  NUMBER OF
   SHARES                                                       VALUE
------------                                               ---------------
               Rental/Leasing Companies (3.9%)
  500,000      Budget Group, Inc. (Class A)* ...........   $  5,843,750
  240,000      Ryder System, Inc. ......................      6,480,000
                                                           ------------
                                                             12,323,750
                                                           ------------
               Retail -- Specialty (2.1%)
  450,000      Rexall Sundown, Inc.* ...................      6,440,625
                                                           ------------
               Savings & Loan Associations (3.9%)
  270,000      Dime Bancorp, Inc. ......................      6,682,500
  140,000      Washington Mutual, Inc. .................      5,600,000
                                                           ------------
                                                             12,282,500
                                                           ------------
               Specialty Chemicals (1.9%)
  325,000      Crompton & Knowles Corp. ................      6,012,500
                                                           ------------
               Specialty Insurers (2.1%)
  106,000      MBIA, Inc. ..............................      6,525,625
                                                           ------------
               Specialty Steels (2.0%)
  141,900      Nucor Corp. .............................      6,323,419
                                                           ------------
               Steel/Iron Ore (2.0%)
  245,000      USX-U.S. Steel Group ....................      6,201,563
                                                           ------------
               Textiles (3.1%)
  322,100      Guilford Mills, Inc. ....................      3,985,988
  467,800      Unifi, Inc. .............................      5,642,838
                                                           ------------
                                                              9,628,826
                                                           ------------
               Tobacco (2.0%)
  235,000      RJR Nabisco Holdings Corp. ..............      6,418,438
                                                           ------------

               TOTAL COMMON STOCKS
               (Identified Cost $368,413,130) ..........    309,160,369
                                                           ------------



  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                   VALUE
-------------                                            ---------------
                SHORT-TERM INVESTMENT (0.9%)
                REPURCHASE AGREEMENT
 $    2,925     The Bank of New York 4.75%
                due 03/01/99 (dated 02/26/99;
                proceeds $2,926,209) (a)
                (Amortized Cost $2,925,051) ..........   $  2,925,051
                                                         ------------


TOTAL INVESTMENTS
(Identified Cost $371,338,181) (b)              99.7%     312,085,420
OTHER ASSETS IN EXCESS OF
LIABILITIES ......................               0.3          790,247
                                               -----      -----------
NET ASSETS .......................             100.0%    $312,875,667
                                               =====     ============


-------------------------------
*        Non-income producing security.

(a) Collateralized by $2,384,067 U.S. Treasury Bond 7.875% due 02/15/21 valued at $2,983,552.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,201,964 and the aggregate gross unrealized depreciation is $67,454,725, resulting in net unrealized depreciation of $59,252,761.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
February 28, 1999

ASSETS:
Investments in securities, at value
  (identified cost $371,338,181) ..................................  $ 312,085,420
Receivable for:
   Investments sold ...............................................     10,282,469
   Dividends ......................................................        297,840
   Shares of beneficial interest sold .............................        146,331
Deferred organizational expenses ..................................         61,976
Prepaid expenses and other assets .................................        109,393
                                                                     -------------
   TOTAL ASSETS ...................................................    322,983,429
                                                                     -------------
LIABILITIES:
Payable for:
   Investments purchased ..........................................      8,611,524
   Shares of beneficial interest repurchased ......................        845,422
   Plan of distribution fee .......................................        263,251
   Investment management fee ......................................        202,972
Accrued expenses and other payables ...............................        184,593
                                                                     -------------
   TOTAL LIABILITIES ..............................................     10,107,762
                                                                     -------------
   NET ASSETS .....................................................  $ 312,875,667
                                                                     =============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................  $ 406,684,779
Net unrealized depreciation .......................................    (59,252,761)
Net realized loss .................................................    (34,556,351)
                                                                     -------------
   NET ASSETS .....................................................  $ 312,875,667
                                                                     =============
CLASS A SHARES:
Net Assets ........................................................  $   9,536,116
Shares Outstanding (unlimited authorized, $.01 par value) .........      1,218,589
   NET ASSET VALUE PER SHARE ......................................  $        7.83
                                                                     =============
   MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value) ..............  $        8.26
                                                                     =============
CLASS B SHARES:
Net Assets ........................................................  $ 283,779,367
Shares Outstanding (unlimited authorized, $.01 par value) .........     36,299,590
   NET ASSET VALUE PER SHARE ......................................  $        7.82
                                                                     =============
CLASS C SHARES:
Net Assets ........................................................  $  18,074,791
Shares Outstanding (unlimited authorized, $.01 par value) .........      2,311,718
   NET ASSET VALUE PER SHARE ......................................  $        7.82
                                                                     =============
CLASS D SHARES:
Net Assets ........................................................  $   1,485,393
Shares Outstanding (unlimited authorized, $.01 par value) .........        189,690
   NET ASSET VALUE PER SHARE ......................................  $        7.83
                                                                     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the period May 27, 1998* through February 28, 1999

NET INVESTMENT INCOME:
INCOME
Dividends .........................................  $   5,402,422
Interest ..........................................        864,060
                                                     -------------
   TOTAL INCOME ...................................      6,266,482
                                                     -------------
EXPENSES
Plan of distribution fee (Class A shares) .........         20,128
Plan of distribution fee (Class B shares) .........      2,549,049
Plan of distribution fee (Class C shares) .........        167,088
Investment management fee .........................      2,103,972
Transfer agent fees and expenses ..................        481,572
Registration fees .................................        224,409
Professional fees .................................         65,024
Custodian fees ....................................         33,677
Shareholder reports and notices ...................         22,566
Organizational expenses ...........................         10,246
Trustees' fees and expenses .......................          7,378
Other .............................................          8,685
                                                     -------------
   TOTAL EXPENSES .................................      5,693,794
                                                     -------------
   NET INVESTMENT INCOME ..........................        572,688
                                                     -------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .................................    (34,556,351)
Net unrealized depreciation .......................    (59,252,761)
                                                     -------------
   NET LOSS .......................................    (93,809,112)
                                                     -------------
NET DECREASE ......................................  $ (93,236,424)
                                                     =============

---------------------
* Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                                         FOR THE PERIOD
                                                                          MAY 27, 1998*
                                                                             THROUGH
                                                                        FEBRUARY 28, 1999
                                                                       ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................................   $     572,688
Net realized loss ....................................................     (34,556,351)
Net unrealized depreciation ..........................................     (59,252,761)
                                                                         -------------
   NET DECREASE ......................................................     (93,236,424)
                                                                         -------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares .......................................................         (78,008)
Class B shares .......................................................        (866,259)
Class C shares .......................................................         (52,602)
Class D shares .......................................................          (3,143)
                                                                         -------------
   TOTAL DIVIDENDS ...................................................      (1,000,012)
                                                                         -------------
Net increase from transactions in shares of beneficial interest ......     407,012,103
                                                                         -------------
   NET INCREASE ......................................................     312,775,667
NET ASSETS:
Beginning of period ..................................................         100,000
                                                                         -------------
   END OF PERIOD .....................................................   $ 312,875,667
                                                                         =============

---------------------
* Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS February 28, 1999



1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek total return. The Fund seeks to achieve its objective by investing primarily in domestic and foreign equity securities of companies whose market capitalization falls within the capitalization range of the companies comprising the Standard and Poor's Midcap 400 Index and that currently pay dividends and that have the potential for increasing dividends. The Fund was organized as a Massachusetts business trust on December 23, 1997 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on May 27, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS February 28, 1999, continued

upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.


C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.


D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


F. ORGANIZATIONAL EXPENSES -- The Investment Manager incurred the organizational expenses of the Fund in the amount of approximately $72,000 and was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS February 28, 1999, continued

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS February 28, 1999, continued

redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $21,286,639 at February 28, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended February 28, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended February 28, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $841,536 and $25,401, respectively and received $94,934 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended February 28, 1999 aggregated $831,615,904 and $428,646,423, respectively.

For the period ended February 28, 1999, the Fund incurred $288,085 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At February 28, 1999, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with DWR of $3,454,617 and $757,500, respectively.

For the period ended February 28, 1999, the Fund incurred $116,705 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, and affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 1999, the Fund had transfer agent fees and expenses payable of approximately $3,600.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS February 28, 1999, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                            FOR THE PERIOD
                                             MAY 27, 1998*
                                                THROUGH
                                           FEBRUARY 28, 1999
                                    -------------------------------
                                        SHARES          AMOUNT
                                    -------------- ----------------
CLASS A SHARES
Sold ..............................    1,553,857    $  14,971,777
Reinvestment of dividends .........        8,612           71,827
Redeemed ..........................     (346,380)      (2,873,074)
                                       ---------    -------------
Net increase - Class A ............    1,216,089       12,170,530
                                       ---------    -------------
CLASS B SHARES
Sold ..............................   46,157,509      451,064,311
Reinvestment of dividends .........       97,339          811,803
Redeemed ..........................   (9,957,758)     (82,556,557)
                                      ----------    -------------
Net increase - Class B ............   36,297,090      369,319,557
                                      ----------    -------------
CLASS C SHARES
Sold ..............................    3,086,861       30,246,228
Reinvestment of dividends .........        5,944           49,573
Redeemed ..........................     (783,587)      (6,546,367)
                                      ----------    -------------
Net increase - Class C ............    2,309,218       23,749,434
                                      ----------    -------------
CLASS D SHARES
Sold ..............................      323,389        2,934,148
Reinvestment of dividends .........          159            1,329
Redeemed ..........................     (136,358)      (1,162,895)
                                      ----------    -------------
Net increase - Class D ............      187,190        1,772,582
                                      ----------    -------------
Net increase in Fund ..............   40,009,587    $ 407,012,103
                                      ==========    =============

---------------
*     Commencement of operations.


6. FEDERAL INCOME TAX STATUS

At February 28, 1999, the Fund had a net capital loss carryover of approximately $26,212,000 which will be available through February 28, 2007 to offset future capital gains to the extent provided by regulations.

As of February 28, 1999, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment income was credited $427,324.

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:



                                                         FOR THE PERIOD MAY 27, 1998* THROUGH FEBRUARY 28, 1999**
                                                      ---------------------------------------------------------------
                                                         CLASS A          CLASS B          CLASS C         CLASS D
                                                          SHARES           SHARES           SHARES          SHARES
                                                      -------------   ---------------   -------------   -------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............    $ 10.00            $    10.00       $   10.00     $ 10.00
                                                       -------            ----------       ---------     -------
Income (loss) from investment operations:
 Net investment income ............................       0.06                  0.01            0.01        0.06
 Net realized and unrealized loss .................      (2.17)                (2.17)          (2.17)      (2.16)
                                                       -------            ----------       ---------     -------
Total loss from investment operations .............      (2.11)                (2.16)          (2.16)      (2.10)
                                                       -------            ----------       ---------     -------
Less dividends from net investment income .........      (0.06)                (0.02)          (0.02)      (0.07)
                                                       -------            ----------       ---------     -------
Net asset value, end of period ....................     $ 7.83                $ 7.82           $7.82       $7.83
                                                       =======            ==========       =========     =======
TOTAL RETURN+(1) ..................................     (21.13)%              (21.59)%        (21.61)%    (21.01)%
RATIOS TO AVERAGE NET ASSETS (2) (3):
Expenses ..........................................       1.30%                 2.05%           2.05%       1.05%
Net investment income .............................       0.93%                 0.18%           0.18%       1.18%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........     $9,536              $283,779         $18,075      $1,485
Portfolio turnover rate (1) .......................        124%                  124%            124%        124%

-------------
*     Commencement of operations.
**    The per share amounts were computed using an average number of shares outstanding during the period.
+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities (the "Fund") at February 28, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period May 27, 1998 (commencement of operations) through February 28, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
April 14, 1999




                      1999 FEDERAL TAX NOTICE (unaudited)

     For the period ended February 28, 1999, 100% of the income dividends qualified for dividends received deduction available to corporations.

                MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST


                                    PART C
                               OTHER INFORMATION


ITEM 15. INDEMNIFICATION

         The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 27 of, Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, dated January 28, 2000 which was filed electronically pursuant to Regulation S-T on January 28, 2000 ("Post-Effective Amendment No. 9") as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-7377 and 33-63685) (the "Registration Statement").


ITEM 16. EXHIBITS

(1) Declaration of Trust dated October 16, 1995 (The "Declaration") (incorporated herein by reference to Exhibit 1 of Registrant's Initial Registration Statement on Form N-1A filed on October 25, 1995); Amendment to the Declaration Establishing and Designating Additional Classes of Shares (incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 3 filed on July 15, 1997 ("Post Effective Amendment No. 3"))

(2) Amended and Restated By-Laws of Registrant dated as of May 1, 1999 (incorporated herein by reference to Exhibit 2 to the Registrant's Post-Effective Amendment No. 7 filed on April 23, 1999)

(3) Not Applicable

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus)

(5) Not Applicable

(6) (a) Investment Management Agreement (incorporated herein by reference to
        Exhibit 4(a) to Registrant's Post-Effective Amendment No. 8 filed on June 24, 1999 ("Post-Effective Amendment No. 8"))

    (b) Sub-Advisory Agreement between Morgan Stanley Dean Witter Advisors Inc. and TCW Funds Management Inc. (incorporated by reference to Exhibit 4(b) of Post-Effective Amendment No. 8)

(7) (a) Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors Inc. (incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 8)

    (b) Multiple Class Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors, Inc. (incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 3)

    (c) Form of Selected Dealer Agreement (incorporated herein by reference to
        Exhibit 6(c) to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement filed on December 6, 1995 ("Pre-Effective Amendment No. 1"))

(8) Not Applicable

(9) (a) Custody Agreement dated November 30, 1995 (incorporated herein by reference to Exhibit 8(a) to Pre-Effective Amendment No. 1

     (b) Amended and Restated Transfer Agency and Services Agreement between Registrant and Morgan Stanley Dean Witter Trust FSB (incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 5 filed on January 28, 1999)

(10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated June 28, 1999 (incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 8)

     (b) Morgan Stanley Dean Witter Funds Multiple Class Plan pursuant to Rule 18f-3 (incorporated herein by reference to Exhibit 14 to Post-Effective Amendment No. 8)

(11) (a) Opinion and consent of Mayer, Brown & Platt

     (b) Opinion and consent of Lane Altman & Owens LLP.

(12) Opinion and consent of Mayer, Brown & Platt regarding tax matters

(13) Form of Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc. (incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 8)

(14)  Consent of Independent Accountants

(15) Not Applicable

(16) Powers of Attorney

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended November 30, 1999 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on February 4, 2000)

     (b) Form of Proxy

     (c) Voting Information Card (incorporated herein by reference to Exhibit 17 of the Initial Registration Statement on Form N-14).


ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 11th day of February, 2000.


                                 MORGAN STANLEY DEAN WITTER MID-CAP EQUITY
                                 TRUST


                                 By: /s/ Barry Fink
                                    .......................................
                                     Barry Fink
                                     Vice President and Secretary


     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.





           SIGNATURE                             TITLE                         DATE
------------------------------   ------------------------------------   ------------------
1. Principal Executive Officer

  /s/ Charles A. Fiumefreddo     President, Chief Executive Officer,
  ............................   Trustee and Chairman                   February 11, 2000

2. Principal Financial Officer

  /s/ Thomas F. Caloia           Treasurer and Principal
  ............................   Accounting Officer                     February 11, 2000

3. Majority of Trustees
  /s/ Michael Bozic              Trustee                                February 11, 2000
  ............................

  /s/ Edwin J. Garn              Trustee                                February 11, 2000
  ............................

  /s/ John R. Haire              Trustee                                February 11, 2000
  ............................

  /s/ Wayne E. Hedien            Trustee                                February 11, 2000
  ............................

  /s/ Manuel H. Johnson          Trustee                                February 11, 2000
  ............................

  /s/ Michael E. Nugent          Trustee                                February 11, 2000
  ............................

  /s/ John L. Schroeder          Trstee                                 February 11, 2000
  ............................

  /s/ Philip J. Purcell          Trustee                                February 11, 2000
  ............................